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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Triumph Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Triumph Group, Inc.
899 Cassatt Road
Suite 210
Berwyn, Pennsylvania 19312
(610) 251-1000

Notice of Annual Meeting of Stockholders
To Be Held on July 18, 2013

To the holders of shares of our common stock:

        You are invited to be present either in person or by proxy at the annual meeting of stockholders of Triumph Group, Inc. ("Triumph" or the "Company") to be held at 899 Cassatt Road, Suite 210, Berwyn, Pennsylvania 19312, on Thursday, July 18, 2013, beginning at 9:00 a.m., local time, for the following purposes:

  1.
  To elect all eleven nominees for directors for the coming year;

  2.
  To approve, by advisory vote, executive compensation paid to our named executive officers for fiscal 2013;

  3.
  To approve the material terms of performance-based awards for executive officers under the Company's executive incentive compensation plans for purposes of section 162(m) of the Internal Revenue Code;

  4.
  To approve the 2013 Equity and Cash Incentive Plan;

  5.
  To approve the 2013 Employee Stock Purchase Plan;

  6.
  To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014; and

  7.
  To transact any other business as may properly come before the meeting or any postponements or adjournments.

        Management currently knows of no other business to be presented at the meeting. If any other matters come before the meeting, the persons named in the enclosed proxy will vote with their judgment on those matters.

        The Board of Directors has fixed the close of business on May 31, 2013, as the record date for determining stockholders entitled to notice of and to vote at the meeting and any adjournments. To make sure that your vote is counted, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the meeting in person. A self-addressed, postage paid envelope is enclosed for your convenience. If you do attend the meeting, you may then withdraw your proxy and vote your shares in person. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies that are returned properly signed but unmarked will be voted in favor of proposals made by us.

By order of the Board of Directors,
John B. Wright, II Secretary

June 13, 2013
Berwyn, Pennsylvania

Your vote is important

        Please fill in, date and sign the accompanying proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the meeting. No postage is necessary if the envelope is mailed in the United States.

Page
GENERAL INFORMATION	1
VOTE REQUIRED FOR APPROVAL	2
PROPOSALS TO STOCKHOLDERS	4
Proposal No. 1—Election of Directors	4
Proposal No. 2—Advisory Vote on Executive Compensation	8
Proposal No. 3—Approval of the Material Terms of Performance-Based Awards for Executive Officers Under the Company's Executive Incentive Compensation Plans for Purposes of Section 162(m) of the Internal Revenue Code	10
Executive Summary	10
Description of the Executive Compensation Plans	11
Proposal No. 4—Approval of 2013 Equity and Cash Incentive Plan	13
Executive Summary	13
Description of the 2013 Plan	14
Proposal No. 5—Approval of 2013 Employee Stock Purchase Plan	23
Summary of the ESPP	23
Proposal 6—Ratification of Selection of Registered Public Accounting Firm	27
OTHER MATTERS	28
GOVERNANCE OF TRIUMPH	28
Corporate Governance Guidelines	28
Code of Business Conduct	28
Anti-Hedging Policy	28
Board of Directors	28
Audit Committee Report	34
Compensation and Management Development Committee Report	35
Certain Relationships and Related Transactions	36
EXECUTIVE COMPENSATION	37
Compensation Discussion and Analysis	37
Executive Compensation Tables	44
EQUITY COMPENSATION PLAN INFORMATION	55
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT	56
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	57
STOCKHOLDER PROPOSALS—2014 ANNUAL MEETING	57
HOUSEHOLDING OF PROXY MATERIALS	58
ANNUAL REPORT ON FORM 10-K	59

i

Triumph Group, Inc.
899 Cassatt Road
Suite 210
Berwyn, Pennsylvania 19312
(610) 251-1000

 Proxy Statement

For Annual Meeting of Stockholders

To be held on July 18, 2013

GENERAL INFORMATION

        This proxy statement is sent by the Board of Directors (the "Board") of Triumph Group, Inc., to solicit proxies to be voted at our annual meeting of stockholders on Thursday, July 18, 2013, to be held at 9:00 a.m., local time, at 899 Cassatt Road, Suite 210, Berwyn, Pennsylvania 19312 and at any adjournments, for the purposes stated in the accompanying notice of the meeting. This proxy statement, the notice and the enclosed proxy card will first be mailed to stockholders entitled to vote on or about June 13, 2013.

        Sending a signed proxy will not affect your right to attend the meeting and vote in person because the proxy is revocable. You have the power to revoke your proxy by, among other methods, giving written notice to the Secretary of Triumph at any time before your proxy is exercised or by attending the meeting and voting in person.

        When your proxy card is returned properly signed, your shares will be voted according to your instructions. The Board knows of no matters that are likely to be brought before the meeting other than the matters identified in the notice of the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the meeting, will be authorized to vote or otherwise act according to their judgment in those matters. In the absence of contrary instructions, your shares included on the enclosed proxy will be voted:

  "FOR" the nominees for director stated thereon;

  "FOR" the approval, by advisory vote, of executive compensation of our named executive officers for fiscal 2013;

  "FOR" the approval of the material terms of performance-based awards for executive officers under the Company's executive incentive compensation plans for purposes of section 162(m) of the Internal Revenue Code;

  "FOR" the approval of the 2013 Equity and Cash Incentive Plan;

  "FOR" the approval of the 2013 Employee Stock Purchase Plan; and

  "FOR" the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014.

        We will pay for this proxy solicitation. Our officers and other regular employees may solicit proxies by mail, in person or by telephone or telecopy. These officers and other regular employees will not receive additional compensation. We are required to pay, upon request, the reasonable expenses incurred by record holders of common stock who are brokers, dealers, banks, voting trustees or other nominees for mailing proxy material and annual stockholder reports to any beneficial owners of common stock they hold of record.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 18, 2013.

        Triumph Group Inc.'s Proxy Statement for the 2013 Annual Meeting of Stockholders, the Annual Report on Form 10-K for the fiscal year ended March 31, 2013, and the 2013 Annual Report to Stockholders are available via the Internet at www.proxyvote.com.

 VOTE REQUIRED FOR APPROVAL

General

        Holders of record of our common stock as of the close of business on May 31, 2013, the record date, will be entitled to notice of and to vote at the meeting and at any adjournments. Holders of shares of common stock are entitled to vote on all matters brought before the meeting.

        As of the record date, there were 51,721,218 shares of common stock outstanding and entitled to vote on the election of directors and all other matters. Holders of common stock will vote on all matters as a class. Each outstanding share of common stock entitles the holder to one vote. All votes will be counted by Computershare as transfer agent.

        The presence in person or by proxy of the holders of a majority of the outstanding common stock is necessary to constitute a quorum at the meeting. Abstentions in each of the proposals will be counted for the purpose of determining whether a quorum is present at the meeting and as votes cast and will have the effect of a negative vote. Broker non-votes for all proposals will not be counted in determining the presence of a quorum, will not be considered as votes cast, and will have no effect on the results of the votes.

Election of Directors

        In an uncontested election (which is the case for the election of directors at the 2013 annual meeting), directors will be elected by a majority of the votes cast by holders of common stock, voting together as a class, represented in person or by proxy and entitled to vote on such matter at the annual meeting. A majority of the votes cast means that the number of votes cast "for" a director nominee must exceed the number of votes cast "against" that nominee. Our Amended and Restated By-Laws contain detailed procedures to be followed in the event that one or more directors do not receive a majority of the votes cast at the annual meeting.

Approval, by Advisory Vote, of Executive Compensation

        Approval, by advisory vote, of executive compensation for our named executive officers for fiscal 2013 will require the favorable vote of a majority of the votes cast by holders of shares of common stock present in person or by proxy and entitled to vote on such matter at the annual meeting. This vote is advisory in nature and therefore not binding on the Company. However, our Board will consider the outcome of this vote in its future deliberations regarding executive compensation.

Approval of Material Terms of Performance-Based Awards for Executive Officers under the Company's Executive Incentive Compensation Plans

        Approval of the material terms of performance-based awards for executive officers under the Company's executive incentive compensation plans for purposes of section 162(m) of the Internal Revenue Code (the "Code") will require the favorable vote of a majority of the votes cast by holders of shares of common stock present in person or represented by proxy and entitled to vote on such matter at the annual meeting.

Approval of 2013 Equity and Cash Incentive Plan

        Approval of the 2013 Equity and Cash Incentive Plan will require the favorable vote of a majority of the votes cast by holders of shares of common stock present in person or represented by proxy and entitled to vote on such matter at the annual meeting.

Approval of 2013 Employee Stock Purchase Plan

        Approval of the 2013 Employee Stock Purchase Plan will require the favorable vote of a majority of the votes cast by holders of shares of common stock present in person or represented by proxy and entitled to vote on such matter at the annual meeting.

Ratification of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending March 31, 2014

        Ratification of the audit committee's selection of our independent registered public accounting firm will require the favorable vote of a majority of the votes cast by holders of the shares of common stock present in person or represented by proxy and entitled to vote on such matter at the annual meeting.

 PROPOSALS TO STOCKHOLDERS

Proposal No. 1—Election of Directors

        The Board currently consists of eleven directors: Paul Bourgon, Elmer L. Doty, John G. Drosdick, Ralph E. Eberhart, Jeffry D. Frisby, Richard C. Gozon, Richard C. Ill, William L. Mansfield, Adam J. Palmer, Joseph M. Silvestri and George Simpson. At the meeting, the eleven directors are submitted as nominees for election by the stockholders for a term ending at the next annual meeting of stockholders and when each such director's successor is duly elected and qualified.

        The table below lists the name of each person nominated by the Board to serve as a director for the coming year. All of the nominees are currently members of our Board with terms expiring at the meeting. Each nominee has consented to be named as a nominee and, to our knowledge, is willing to serve as a director, if elected. Should any of the nominees not remain a nominee at the end of the meeting (a situation which is not anticipated), solicited proxies will be voted in favor of those who remain as nominees and may be voted for substitute nominees. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted "FOR" the election of Paul Bourgon, Elmer L. Doty, John G. Drosdick, Ralph E. Eberhart, Jeffry D. Frisby, Richard C. Gozon, Richard C. Ill, William L. Mansfield, Adam J. Palmer, Joseph M. Silvestri and George Simpson.

Nominees	Age	Year First Elected a Director
Paul Bourgon	56	2008
Elmer L. Doty	59	2010
John G. Drosdick	69	2012
Ralph E. Eberhart	66	2010
Jeffry D. Frisby	57	2012
Richard C. Gozon	74	1993
Richard C. Ill	70	1993
William L. Mansfield	65	2012
Adam J. Palmer	40	2010
Joseph M. Silvestri	51	2008
George Simpson	70	2002

        The principal occupations of each nominee and the experience, qualifications, attributes or skills that led to the conclusion that such nominee should serve as a director for the coming year are as follows:

        Paul Bourgon has been a Director of Triumph since October 2008. Mr. Bourgon has served as President of the Aeroengine division of SKF Aeroengine since 2006. SKF Group supplies products, solutions and services within rolling bearings, seals, mechatronics, services and lubrication systems and SKF Aeroengine, a division of SKF Group, focuses on providing services in bearing repair and overhaul. Prior to joining SKF Aeroengine, Mr. Bourgon served as Vice President—Marketing of Heroux-Devtex Inc., a company which then supplied the commercial and military sectors with landing gear, airframe structural components, including kits, and aircraft engine components. Mr. Bourgon also serves on the board of directors of Venture Aerobearing LLC. Mr. Bourgon's current experience as a president of a significant aerospace business and his past experience within the aerospace industry enables him to serve as an additional point of reference on trends and developments affecting Triumph's business and its customers, suppliers and competitors. In addition, his background as a Chartered Accountant, member of the Canadian Institute of Chartered Accountants since 1983, articling with Coopers & Lybrand in Montreal in the Auditing and Taxes departments, as well as his ongoing responsibility for the financial statements of the business he manages, enables him to lend additional financial expertise to the deliberations of the Board and as Chair of the Audit Committee.

        Elmer L. Doty has been a Director of Triumph since June 2010. Mr. Doty has served as President and Chief Executive Officer of Accudyne Industries LLC since January 1, 2013. Mr. Doty served as the President of Triumph Aerostructures—Vought Aircraft Division, which represents a substantial majority of the business acquired by Triumph in 2010 in the acquisition (the "Vought Acquisition") of Vought Aircraft Industries, Inc. ("Vought"), until December 31, 2010. From February 2006 until the closing of the Vought Acquisition, Mr. Doty served as President and Chief Executive Officer of Vought and as a member of Vought's board of directors. Prior to joining Vought, Mr. Doty served as the Vice President & General Manager of BAE Systems Ground Systems Division, a position he held since July 2005, when BAE acquired United Defense Inc. ("UDI"). Mr. Doty had served in the identical position with UDI since April 2001, with the additional duties of an executive officer of UDI. Prior to that time, he had served in other senior executive positions with UDI and its predecessor company, FMC Corporation. Mr. Doty joined the Board as part of an arrangement in connection with the Vought Acquisition. Mr. Doty brings to the Board not only his knowledge of Vought and its business but the benefit of years of management experience as a senior executive and a deep knowledge of the aerospace and defense industry.

        John G. Drosdick has been a Director of Triumph since 2012. Mr. Drosdick served as Chairman, President, Chief Executive Officer of Sunoco, Inc. from June 2000 through August 2008, and as the Chairman of Sunoco Partners, LLC, a subsidiary of Sunoco, Inc. and the general partner of Sunoco Logistics Partners, L.P., a publicly traded master limited partnership from February 2002 through December 2008. Mr. Drosdick also serves as a director of United States Steel Corporation and PNC Funds. Mr. Drosdick's long experience as the chief executive officer of a major public company with multiple operations provides the Board with a source of significant expertise in managing complex business operations, and his service on other boards provides the Board with another source of information on best practices in corporate governance.

        Ralph E. Eberhart has been a Director of Triumph since June 2010. General Eberhart served as Commander of the North American Aerospace Defense Command (NORAD) and U.S. Northern Command from October 2002 to January 2005. General Eberhart's active military career spanned 36 years. He is also a member of the board of directors of Rockwell Collins, Inc. and VSE Corporation and is a director of several private companies. He is also Chairman and President of the Armed Forces Benefit Association. General Eberhart joined the Board as part of an arrangement in connection with the Vought Acquisition. Given the significant share of Triumph's business focused on serving the militaries of the United States and other countries, General Eberhart provides the Board with valuable insight into military operations that enables the Company to better serve its military customers. The Company also benefits from his experience as a director of other aerospace and defense companies. Moreover, his senior leadership experience enables him to provide management with valuable advice on management issues.

        Jeffry D. Frisby has been President of Triumph since 2009 and became Chief Executive Officer and a Director in July 2012. Prior to becoming our Chief Executive Officer, Mr. Frisby served as Chief Operating Officer of Triumph from 2009 to 2012. He joined the company in 1998 as President of Frisby Aerospace, Inc. upon its acquisition by Triumph. In 2000, he was named Group President of the Triumph Control Systems Group and was later named Group President of the Triumph Aerospace Systems Group upon its formation in April, 2003. He was appointed Chief Operating Officer of Triumph in July 2009. In July 2012, Mr. Frisby assumed the role of Chief Executive Officer of Triumph. Mr. Frisby currently serves as a member of the board of directors of Quaker Chemical Corporation. Mr. Frisby will provide the Board with detailed knowledge of Triumph's businesses and its industry, challenges and opportunities, having spent his business career in the aerospace industry. He will also communicate management's perspective on important matters before the Board.

        Richard C. Gozon has been a Director of Triumph since 1993. He is currently President of Thomas Jefferson University. Prior to his retirement in 2002, Mr. Gozon served as Executive Vice President of

Weyerhaeuser Company ("Weyerhaeuser"), a position which he held for more than five years. Weyerhaeuser is an international forest products company. He was responsible for Weyerhaeuser's Pulp, Paper, Containerboard Packaging, Newsprint, Recycling and Ocean Transportation businesses. He also served as Chairman of Norpac, a joint venture between Weyerhaeuser and Nippon Paper Industries. Mr. Gozon is Chairman and director of AmerisourceBergen Corporation and serves on the boards of directors of AmeriGas Partners, L.P. and UGI Corporation. Mr. Gozon's service on Triumph's Board since the Company's inception as a separate company provides him with a deep familiarity with the Company's business and industry. His own extensive experience as a senior executive in public companies has included broad management responsibility, including supervisory responsibility for the preparation of complex public company financial statements. These management experiences enable Mr. Gozon to contribute substantially to the oversight of all aspects of Triumph's operations, including service as the Company's lead independent director. The Company also benefits from Mr. Gozon's insights drawn from his long experience as a director of several other public companies.

        Richard C. Ill served as Triumph's Chief Executive Officer from its founding in 1993 until his resignation from that position in July 2012 and served as President from 1993 until 2009. He has been a Director of Triumph since 1993 and has served as Chairman since 2009. Mr. Ill is a director of P.H. Glatfelter Company, Mohawk Industries and Baker Industries and a trustee of the Eisenhower Fellowships. Mr. Ill led the management buyout pursuant to which Triumph was founded in 1993 and led the Company as its Chief Executive Officer and a Director since that time until his resignation as Chief Executive Officer in July 2012. As Chairman, he serves a key leadership role on the Board, including as Chair of the Finance Committee and the Executive Committee, provides the Board with detailed knowledge of each of Triumph's businesses and its industry, challenges and opportunities, and communicates management's perspective on important matters to the Board. His experience in serving on the boards of other public companies provides additional insights that are valuable in the management and oversight of Triumph's business.

        William L. Mansfield has been a Director of Triumph since 2012. Mr. Mansfield served as the Chairman of the Board of The Valspar Corporation from August 2007 through June 2012 and served as that company's Chief Executive Officer from February 2005 to June 2011 and as its President from February 2005 through February 2008. Mr. Mansfield also serves as a director of Bemis Company, Inc. and Axiall Corporation. Mr. Mansfield brings to the Board deep management experience as a former chief executive officer of a significant, publically-traded manufacturing business with diverse operations spread across the globe as well as a track record of enhancing growth through acquisition. Likewise, his continuing service as a director of other public companies is a source of additional insight into developments in corporate management and governance.

        Adam J. Palmer has been a Director of Triumph since June 2010. Mr. Palmer is currently a Managing Director and Head of the Global Aerospace, Defense and Services Group at The Carlyle Group ("Carlyle"), a global alternative asset management firm. Prior to joining Carlyle in 1996, Mr. Palmer was with Lehman Brothers focusing on mergers, acquisitions and financings for aerospace, defense and information services companies. Mr. Palmer also currently serves on the boards of directors of Sequa Corporation, Wesco Aircraft Holdings, Inc., RPK Capital Partners, Dynamic Precision Group, Inc. and Landmark U.S. Holdings, LLC. Mr. Palmer served a member of Vought's board of directors from 2000 until the Vought Acquisition and led the negotiations on behalf of Carlyle that culminated in Triumph's acquisition of Vought from equity funds affiliated with Carlyle. Mr. Palmer joined the Board as part of an arrangement in connection with the Vought Acquisition. The Board benefits from Mr. Palmer's deep familiarity with Vought's business acquired through his years of involvement in developing its business as a Carlyle investment. The Board also benefits from Mr. Palmer's knowledge and understanding of the aerospace and defense industry, acquired through his years of active involvement as an investor, as well as his understanding of management issues derived from his participation on corporate boards.

        Joseph M. Silvestri has been a Director of Triumph since October 2008 and previously served as a Director of Triumph from 1995 to 2005. Mr. Silvestri is currently a Managing Partner of Court Square Capital Partners, an independent private equity firm, and has been employed by Court Square Capital Partners and its predecessors since 1990. Mr. Silvestri also serves on the board of directors of numerous private companies. Through his two periods of service on the Board, Mr. Silvestri has acquired a deep understanding of Triumph's background and development. He also lends to the Board's deliberations the benefit of his own knowledge and understanding of the operation of the capital markets, financial matters and mergers and acquisitions generally gained through his years of participation in private equity investments. In addition, as an experienced private equity investor, he is able to share with the Board insights on corporate management and best practices derived from his experience with the many portfolio companies with which he has been associated.

        George Simpson has been a Director of Triumph since 2002. Prior to his retirement in 2001, Mr. Simpson served as Chief Executive Officer of Marconi Corporation plc, formerly GEC plc, a position which he held since September 1996. Marconi Corporation plc was a communications and information technology company. In addition, Mr. Simpson has also served on the boards of directors of Nestlé SA and Alstom SA. Mr. Simpson's long and successful career leading or serving on the boards of directors of manufacturing enterprises doing business internationally provides Triumph with advice and insights on a wide range of management issues, including issues of operational and financial discipline, resource allocation and executive and senior management compensation. As a citizen of the United Kingdom resident in Europe, Mr. Simpson also brings an international perspective and the benefits of international business contacts to the Board's deliberations and his service as Chair of the Compensation and Management Development Committee.

        The Board recommends that stockholders vote "FOR" each of the nominees. The nominees receiving a majority of the votes cast in favor of their election will be elected as directors.

Proposal No. 2—Advisory Vote on Executive Compensation

        The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") added Section 14A to the Exchange Act, which requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers for fiscal 2013 as disclosed in this proxy statement in accordance with the compensation disclosure rules of the United States Securities and Exchange Commission (the "SEC").

        We seek to closely align the interests of our named executive officers with the interests of our stockholders. Our executive compensation programs are intended to achieve several business objectives, including: (i) recruiting and retaining our executives with the talent required to successfully manage our business; (ii) motivating our executives to achieve our business objectives; (iii) instilling in our executives a long-term commitment to the Company's success by providing elements of compensation that align the executives' interests with those of our stockholders; (iv) providing compensation that recognizes individual contributions as well as overall business results; and (v) avoiding or minimizing the risks of incentivizing management behavior that is inconsistent with the interests of our stockholders. Our Compensation Discussion and Analysis, which begins on page 37 of this proxy statement, describes in detail the components of our executive compensation program, the process by which our Board of Directors makes executive compensation decisions, and the compensation paid to our named executive officers for fiscal 2013. Highlights of our executive compensation program include the following:

  •
  We set initial base salaries for executive officers by evaluating the responsibilities of the position and each individual's experience and, as part of such evaluation, considering the competitive marketplace for executives and peer group salaries for similar positions.

  •
  We provide significant incentive opportunities for our executive officers, so that our executive officers have the potential for above average compensation, but only if certain Company-based performance objectives are met or exceeded.

  •
  In order to align management's interest with that of our stockholders, we make equity awards (generally, in restricted stock in recent years) to our executive officers and other management employees. However, in the event of poor corporate performance, our compensation and management development committee may elect not to make equity awards.

  •
  Our restricted stock award grants are designed to induce management to remain with the Company because such equity awards are forfeited if an executive officer voluntarily resigns within four years of the grant of such award.

  •
  Our Executive Incentive Plan is designed to promote the achievement of the Company's short-and long-term targeted business objectives by providing competitive incentive reward opportunities to those selected executive officers who we believe can significantly impact the Company's performance.

  •
  We provide certain executive officers with additional benefits, or perquisites, that we believe are reasonable, competitive, and consistent with our overall executive compensation program and allow our executive officers to work more efficiently.

        The vote on this proposal is advisory, which means that the approval of executive compensation for the named executive officers for fiscal 2013 is not binding on the Company, our Board of Directors or the compensation and management development committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers for fiscal 2013, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our executive compensation as disclosed in this proxy statement, the compensation and management development committee will evaluate whether any actions are necessary to address our stockholders' concerns.

        The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter at the annual meeting is required to approve Proposal 2. Accordingly, we ask our stockholders to vote on the following resolution at the annual meeting:

    RESOLVED, that the compensation paid to the Company's named executive officers for fiscal 2013, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED, on a non-binding, advisory basis.

        The Board recommends that stockholders vote "FOR" the approval of the compensation of our named executive officers for fiscal 2013, as disclosed in this proxy statement.

 Proposal No. 3—Approval of the Material Terms of Performance-Based Awards for Executive Officers Under the Company's Executive Incentive Compensation Plans for Purposes of Section 162(m) of the Internal Revenue Code

Executive Summary

        The stockholders of the Company are asked to consider and vote upon a proposal to approve the material terms of performance-based awards to be paid to executive officers under the Company's annual cash bonus plan and the Company's Executive Incentive Plan effective September 28, 2010 (the "Executive Incentive Plan" and collectively with the annual cash bonus plan, the "Executive Compensation Plans") in order to qualify payment of such awards as performance-based compensation under section 162(m) of the Code. If the stockholders approve this proposal, the compensation paid after approval of this proposal pursuant to such material terms of an Executive Compensation Plan will be fully deductible by the Company under section 162(m) of the Code.

        The Company's annual cash bonus plan was approved by stockholders for purposes of section 162(m) of the Code at the 2007 annual meeting, and is being presented again for stockholder approval at this 2013 annual meeting. The Executive Incentive Plan was originally adopted by the Company's Board of Directors (the "Board") in September 2010, and is being presented for stockholder approval at this 2013 annual meeting. A description of the annual cash bonus plan and the Executive Incentive Plan are provided below, and a copy of the Executive Incentive Plan is attached as Appendix A to this proxy statement.

        Awards may be granted under an Executive Compensation Plan to senior executives whose participation in such plan is determined by the compensation and management development committee (the "Compensation Committee") of the Board.

        Section 162(m) of the Code generally provides that no business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its chief executive officer and four other most highly compensated officers, as determined in accordance with the applicable rules under the Securities Exchange Act of 1934, as amended. However, under the Internal Revenue Code this limitation on deductibility does not apply to "qualified performance-based compensation." To satisfy this definition, the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals, the performance goal under which compensation is paid must be established by a compensation committee composed solely of two or more directors who qualify as "outside directors" for purposes of the exception, the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation in a separate vote before payment is made, and the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were satisfied. Under the Internal Revenue Code, a director is an "outside director" if the director is not a current employee of the corporation, is not a former employee who receives compensation for prior services (other than under a qualified retirement plan), has not been an officer of the corporation, and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a 5% ownership interest), remuneration from the corporation in any capacity other than as a director. In addition, stockholder approval of any such plan is required at least every five years.

        For purposes of section 162(m) of the Code, we are seeking approval of the material terms for performance-based awards under the annual cash bonus plan and the Executive Incentive Plan, including the general business criteria that may be used to set performance objectives for awards intended to qualify under section 162(m). We generally seek to preserve our ability to claim tax deductions for compensation paid to executives. Stockholder approval of the general business criteria, without specific targeted levels of performance, and of the other material terms for performance-based awards, will permit qualification of awards for full tax deductibility under section 162(m).

        The affirmative vote of a majority of the shares cast by holders of shares of common stock present in person or represented by proxy and entitled to vote on such matter at the annual meeting is required to approve this Proposal 3. Abstentions will be counted as votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved.

Description of the Executive Compensation Plans

        The following description of the Executive Compensation Plans is only a summary of the material features and does not describe all provisions. This summary is qualified in its entirety by reference to the text of the Executive Incentive Plan, which is attached to this proxy statement as Appendix A.

Administration

        The Triumph annual cash bonus plan and the Executive Incentive Plan are each administered by the Compensation Committee of our Board. All of the members of the Compensation Committee satisfy the independence requirements of the listing standards of the New York Stock Exchange and our Independence Standards, meet the definitions of "non-employee director" under Rule 16b-3 of the Exchange Act and "outside director" for purposes of section 162(m) of the Code as described above. The Compensation Committee has the right to terminate or amend the annual cash bonus plan, without stockholder approval, at any time and for any reason. The Compensation Committee may amend, alter or suspend the Executive Incentive Plan, or any part thereof, at any time and for any reason, and the Board may terminate the Executive Incentive Plan at any time. Triumph will obtain stockholder approval for any amendment to the annual cash bonus plan or the Executive Incentive Plan to the extent such approval is required by applicable laws or stock exchange rules.

        The Triumph executive officers are the employees eligible to receive performance-based compensation awards under the annual cash bonus program and the Executive Incentive Plan. The executive officers include the Chief Executive Officer, our other executive officers, and other key officers of Triumph, which currently consists of approximately 40 individuals.

Incentive Awards

        Each year, within the time period established under section 162(m) of the Code, the Compensation Committee will determine the terms of each incentive award, if any, made to executive officers under the Executive Compensation Plans. Performance is measured over our fiscal year which ends March 31, and can encompass multiple fiscal year performance periods. The payment, if any, due an executive officer pursuant to the annual cash bonus program or the Executive Incentive Plan will depend on the extent to which we have achieved the corporate performance goals determined by the Compensation Committee at the beginning of a performance period. The payment under the Executive Incentive Plan may be in cash or in shares of our common stock. Any awards paid in stock are paid by issuance of an award under one of our stockholder-approved equity incentive plans. Currently, such awards are paid under our 2004 Stock Incentive Plan. If the 2013 Equity and Cash Incentive Plan is approved by stockholders under Proposal 4 in this proxy statement, future awards paid in stock under the Executive Incentive Plan will be issued under such 2013 Equity and Cash Incentive Plan.

        The target bonus potential under the annual cash bonus plan is established by the Compensation Committee, expressed as a percentage of base salary, at the beginning of each fiscal year. Under the Executive Incentive Plan, target incentive awards are established by the Compensation Committee at the beginning of each three-year performance period, also expressed as a percentage of the participant's base salary. Under the Executive Incentive Plan, threshold performance goal(s) are established at the beginning of the three-year performance period, selected from the performance goals described below. The Compensation Committee determines the extent to which such performance goal(s) are met at the end of the first fiscal year in the performance period; thereafter the earned incentive award is paid 30% as a cash award and 70% as a stock award. Both the cash award and stock award components are subject to additional forfeiture restrictions based on service to Triumph during the remainder of the performance period, and to forfeiture if the threshold performance goal is not achieved, on average, over the entire performance period.

        No payment under the annual cash bonus plan to any one executive officer in any fiscal year shall exceed $3.0 million, and no incentive award paid under the Executive Incentive Plan can exceed 200% of the established target incentive award.

Performance Goals

        The Compensation Committee utilizes objective financial or operating criteria to establish corporate performance goals for awards under each of the Executive Compensation Plans. Awards may be based on any combination or specific targeted amounts of, or changes in, return on net assets ("RONA"), earnings per share on a fully diluted basis, operating income, earnings before interest, taxes, depreciation and amortization ("EBITDA"), working capital, sales growth and/or internal rate of return on capital expenditures. Performance Goals may be applied on an absolute Company, division or subsidiary basis or relative to performance of peer group companies or other external measure of the selected performance goal.

        A performance goal may include or exclude items that measure specific objectives, such as the cumulative effect of changes in generally accepted accounting principles, losses resulting from discontinued operations, securities gains and losses, restructuring, merger-related and other nonrecurring costs, amortization of goodwill and other intangible assets, extraordinary gains or losses and any unusual, nonrecurring gain or loss that is separately quantified in the Company's financial statements. Performance goals expressed on a per-share basis shall, in case of a recapitalization, stock dividend, stock split or reverse stock split affecting the number of outstanding shares of the Company, be mathematically adjusted by the Compensation Committee so that the change in outstanding shares of the Company does not cause a substantive change in the applicable performance goal. The Compensation Committee may adjust performance goals for any other objective events or occurrences which occur during an award period, including changes in applicable tax laws or accounting principles.

        Please see pages 39 to 42 of this proxy statement for a description of the awards made under the annual cash bonus plan and the Executive Incentive Plan for fiscal 2013.

Conclusion

        In summary, if the stockholders approve this Proposal 3, the material terms of the performance goals described above will constitute the framework within which the Compensation Committee will set specific performance goals for awards under the annual cash bonus plan and Executive Incentive Plan as described above, and therefore preserve our ability to obtain tax deductions for such compensation in the next five years.

        The Board recommends that stockholders vote "FOR" the approval of the material terms of performance-based awards for executive officers under the Company's annual cash bonus plan and Executive Incentive Plan for purposes of section 162(m) of the Code.

 Proposal No. 4—Approval of 2013 Equity and Cash Incentive Plan

Executive Summary

        We are requesting that the stockholders approve the terms of the Triumph Group, Inc. 2013 Equity and Cash Incentive Plan (the "2013 Plan"). On April 26, 2013, the Compensation and Management Development Committee of the Board of Directors (the "Compensation Committee") and the Board of Directors adopted and approved the 2013 Plan and directed that it be submitted to stockholders for their approval. The Board believes that the 2013 Plan is an important compensation tool designed to retain and motivate the officers and other employees of the Company and its affiliates whose long-term employment is considered essential to the Company's continued progress, while aligning the interests of such employees with stockholders, and providing incentives for such persons to create shareholder value.

        The 2013 Plan is to be used for equity-based and cash-based awards to officers and other employees of the Company or its affiliates. The 2013 Plan enables the Company to grant stock options and make stock awards and restricted stock unit awards to eligible employee participants. Such awards can have service-based and/or performance-based vesting requirements. In addition, we have incorporated into the 2013 Plan the ability to make performance-based cash awards to eligible participants.

        The Board is also seeking stockholder approval of performance-based awards (both equity-based and cash-based) made under the 2013 Plan for purposes of complying with section 162(m) of the Code. Generally, section 162(m) of the Code does not provide for a tax deduction to publicly held companies for compensation that is paid to the CEO and the four most highly compensated executive officers other than the CEO to the extent such compensation exceeds $1 million per officer in any year. However, awards made by a publicly held company pursuant to a performance-based compensation plan that is approved by its stockholders at least every five years will not be subject to such deduction limitation. In order to satisfy this requirement, we are submitting the 2013 Plan for stockholder approval at the annual meeting.

        The 2013 Plan will replace the existing Triumph Group, Inc. 2004 Stock Incentive Plan (the "2004 Plan"), which expires by its terms in 2014. The 2013 Plan will not become effective until it is approved by the stockholders. After stockholders approve the 2013 Plan, no further awards will be made under the 2004 Plan, and the 2004 Plan will remain in existence only as it applies to outstanding awards previously made under the 2004 Plan.

        The 2013 Plan has the following key features:

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  Like the 2004 Plan, the 2013 Plan provides for grants of stock options (both "incentive stock options" and nonstatutory stock options) and stock awards. In addition, however, the 2013 Plan provides for grants of restricted stock units or "RSUs" and performance-based cash awards such as those currently made under the Triumph Group, Inc. Executive Incentive Plan.

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  Equity grants, whether stock options, stock awards, or RSU awards, may or may not be performance-based.

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  A stock option may not be granted with an exercise price lower than the fair market value of the underlying share on the grant date. The 2013 Plan has an expanded definition of "repricing" and prohibits engaging in any such repricing transaction without stockholder approval (other than in connection with a change in Triumph's capitalization.

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  Shares subject to awards that are cancelled, expire or are forfeited without the issuance of any shares will be available for re-grant under the 2013 Plan, but shares tendered in payment of any exercise price or withheld to satisfy any tax withholding obligation will not be available for re-grant.

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  An employee may not be granted, in any calendar year, awards covering more than 150,000 shares, except that in connection with his or her initial employment with Triumph, an employee may be granted awards covering up to an additional 100,000 shares.

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  An employee may not be granted, for any designated performance period, a cash award of more than $5,000,000.

Description of the 2013 Plan

        The following description of the 2013 Plan is only a summary of the material features of the 2013 Plan and does not describe all of its provisions. The 2013 Plan is attached to this proxy statement as Appendix B. This summary is qualified in its entirety by reference to the text of the 2013 Plan.

Administration

        The 2013 Plan will be administered by the Compensation Committee of the Board. The Compensation Committee, acting as the administrator of the 2013 Plan, will have, among other things, the discretionary authority to interpret the 2013 Plan, determine eligibility for and grant awards, determine the number of shares subject to any award made under the 2013 Plan, determine, modify or waive the terms and conditions of any award, prescribe forms, rules and procedures, and do all things necessary to carry out the purposes of the 2013 Plan, all subject to the provisions of the 2013 Plan. All determinations of the Compensation Committee made under the 2013 Plan will be conclusive and will bind all parties. The Compensation Committee may, in its discretion, delegate to one or more individuals the day-to-day administration of the 2013 Plan and any of the functions assigned to the Compensation Committee in the 2013 Plan.

Shares Subject to the 2013 Plan

        An aggregate amount of 5,000,000 shares of our common stock have been authorized and reserved for issuance under the 2013 Plan, provided, that the aggregate number of shares of common stock issued as restricted stock units or stock awards may not exceed 3,500,000 shares. As of May 31, 2013, the closing price of our shares of common stock was $77.65 per share.

        As of May 31, 2013, 70,888 shares are reserved for outstanding unexercised stock option awards and 289,879 shares are reserved for outstanding nonvested restricted stock and deferred stock units. These outstanding awards have been issued under the 2004 Plan and our Amended and Restated Directors' Stock Incentive Plan.

        Shares of common stock underlying any award that is forfeited, cancelled or satisfied without the issuance of shares of common stock will be added back to the shares of common stock available for future issuance under the 2013 Plan. Any shares of common stock withheld by the Company to satisfy a participant's tax withholding obligations with respect to an award, or used by a participant to pay any exercise price will not be added back to the shares of common stock available for issuance under the 2013 Plan. Shares of common stock that may be issued under the 2013 Plan may be any combination of authorized and newly issued shares or shares held by the Company as treasury shares.

Award Limits

        Awards of no more than 150,000 shares of common stock may be granted to any one participant in any calendar year, except that in connection with a participant's initial employment by the Company, the participant may be granted awards covering up to an additional 100,000 shares of common stock. Cash awards of no more than $5,000,000 may be granted to any one individual for any designated performance period. The aggregate number of shares that may be awarded as incentive stock options is 5,000,000 shares.

Eligibility

        All active employees of the Company or any of its affiliates are eligible to participate in the 2013 Plan. As of March 31, 2013, there were approximately 3,264 management employees, including the five named executive officers, each of whom would be eligible to be granted awards under the 2013 Plan. The Compensation Committee, in its discretion, selects the employees to whom awards may be granted, the time or times at which such awards are granted and the terms of such awards.

Types of Awards

        Awards under the 2013 Plan may be made in the form of stock options, RSU awards, stock awards or cash awards; whether singly or in combination with any other form of award. Any of the foregoing awards may be made subject to the attainment of performance goals over the applicable performance period. The terms of all awards made under the 2013 Plan will be determined by the Compensation Committee and will be stated in an award agreement.

        The 2013 Plan requires that awards intended to qualify for the exemption from the deduction limitations of section 162(m) of the Code be based on the attainment of specified performance goals established in writing by the Compensation Committee. The performance goals will comply with the requirements of section 162(m) of the Code.

Stock Options

        Each stock option will be evidenced by a stock option agreement between the Company and the participant.

        Exercise Price.    The Compensation Committee determines the exercise price of stock options at the time the stock options are granted. The exercise price of a stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted. Other than in connection with a change in Triumph's capitalization, options cannot be repriced without stockholder approval.

        Vesting Period; Performance Goals and Exercise Dates.    Stock options may vest or be exercisable at such time, subject to the achievement of designated performance goals, or in such installments, prior to the expiration of the option, as the Compensation Committee determines.

        Exercise of Stock Options; Form of Consideration.    The Compensation Committee determines when options become exercisable and in its discretion may accelerate the vesting of any outstanding options. The 2013 Plan permits payment of the exercise price to be made by cash, check, wire transfer, other shares of common stock of Triumph (with some restrictions), broker assisted same-day sales, any other form of consideration permitted by applicable law or any combination of these alternatives.

        Term of Stock Options.    The term of an option may be no more than ten years from the date of grant. An option may not be exercised after the expiration of its term.

        Termination of Employment.    Unless otherwise specified in the option agreement, if a participant's employment terminates for any reason (other than as described below), then all vested options held by the participant under the 2013 Plan will terminate ninety days after the participant's termination and any unvested options will terminate upon the participant's termination. The 2013 Plan provides for different vesting or exercise rights under certain termination of employment events described below in this proxy statement.

        Other Provisions.    The option agreement may contain other terms, provisions and conditions not inconsistent with the 2013 Plan, as may be determined by the Compensation Committee.

Stock Awards

        Each stock award will be evidenced by a stock award agreement between the Company and the participant.

        Restrictions and Performance Goals.    Stock awards may be earned and any forfeiture restrictions may lapse, at such time and in such installments, or subject to such performance goals and within any performance period established by the Compensation Committee.

        Forfeiture.    Unless otherwise provided in the stock award agreement, upon a participant's termination of employment (other than as described below), the shares subject to a stock award that have not been earned pursuant to the stock award agreement will be forfeited. The 2013 Plan provides for different vesting or lapse of forfeiture rights under certain termination of employment events described below in this proxy statement.

        Rights as a Stockholder.    The participant will be a stockholder upon the grant of a stock award, but such rights are forfeited if the shares subject to the stock award are forfeited.

Restricted Stock Unit Awards

        Each RSU award will be evidenced by a RSU award agreement between the Company and the participant.

        Restrictions and Performance Goals.    RSUs may be earned and any forfeiture restrictions may lapse, at such time and in such installments, or subject to such performance goals and within any performance period established by the Compensation Committee. In addition to any terms and conditions set forth in the RSU award agreement, a RSU award will be subject to forfeiture until the expiration of the restricted period established by the Compensation Committee or until the satisfaction of any applicable performance goals established by the Compensation Committee during a designated performance period.

        Rights as a Stockholder.    No shares will be issued to the participant at the time a RSU award is granted. The Company will not be required to set aside a fund for the payment of any RSU award. The participant will have no voting or dividend rights with respect to any RSUs granted until the shares underlying the RSU award are earned and issued.

        Forfeiture.    Unless otherwise provided in the award agreement, upon a participant's termination of employment (other than as described below), the shares subject to RSUs that have not been earned pursuant to the award agreement will be forfeited. The 2013 Plan provides for different vesting or lapse of forfeiture rights under certain termination of employment events described below in this proxy statement.

Impact of Certain Termination Events on Stock Options, Stock Awards and RSUs

        Unless otherwise specified in an award agreement, specific events that lead to termination of a participant's employment with the Company or an affiliate have the following consequences on outstanding share-based awards:

Termination Event	Stock Options	Stock Awards	RSUs
Death, Disability or Retirement	The participant's outstanding exercisable options may be exercised until the options expire.	Upon the participant's death, all outstanding, stock awards will be forfeited. Upon disability or retirement, all outstanding stock awards continue to vest until the end of the service or performance period.	Upon the participant's death, all outstanding, RSUs will be forfeited. Upon disability or retirement, all outstanding RSUs continue to vest until the end of the service or performance period.
Voluntary Severance Incentive Program

Unless otherwise provided pursuant to the terms of the voluntary severance program, the participant's unvested options will immediately vest and all outstanding options will be exercisable until the options expire.

		All outstanding stock awards vest and all forfeiture provisions lapse.	All outstanding RSUs vest and all forfeiture provisions lapse.
Divestiture or Workforce Restructuring	The Compensation Committee may, in its discretion, vest some or all of the participant's outstanding options, and such options will be exercisable until the options expire.	The Compensation Committee may, in its discretion, accelerate the vesting of all or a portion of any outstanding stock award and provide that all forfeiture provisions lapse.	The Compensation Committee may, in its discretion, accelerate the vesting of all or a portion of any outstanding RSUs and provide that all forfeiture provisions lapse.

Cash Awards

        General.    For each cash award, the Compensation Committee will determine (i) the cash award opportunity for each participant, established as a percentage of base salary, (ii) the performance goals applicable to each cash award, (iii) the performance period, and (iv) any forfeiture provisions, additional vesting requirements or other terms of the cash award as are consistent with the 2013 Plan. In no event may a participant earn a cash award that is more than 200% of his or her cash award opportunity at target, and no cash award payable for any performance period can exceed $5,000,000.

        Determination and Payment of an Earned Cash Award.    As soon as practicable following the end of a performance period, the Compensation Committee will determine the extent to which a cash award is earned, and how it will be paid. A cash award may be paid in cash (with or without further forfeiture or other restrictions on the timing of payment), shares, or by the issuance of stock awards or RSUs.

After the Compensation Committee approves and certifies the earned cash awards following the performance period, individual cash awards will be made (less any withholdings) between April 1 and June 15 immediately following the end of the performance period.

        Death, Disability or Retirement.    If a participant dies prior to the payment of the participant's earned cash award, the Company will pay such cash award to the participant's designated beneficiary, or in the absence of a designated beneficiary, to the participant's estate. If a participant's employment terminates as a result of the participant's disability or retirement after the performance period but prior to the payment of an earned cash award, then the participant will receive payment of the cash award as if he or she had remained employed with Triumph through the payment date.

Post-Termination of Employment Restrictions

        Following a participant's termination of employment, the extended exercisability, vesting, or continuation of an award is subject to the following restrictions, among others:

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  Subject to certain investment exceptions, the participant may not provide services to, or engage with, any of the Company's competitors or organizations in conflict with the interest of the Company (as determined by the Compensation Committee).

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  The participant may not disclose any confidential information relating to the business of the Company or its affiliates.

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  A participant retiring due to age may provide advisory or consulting services to the Company from time to time, at the reasonable request of the Compensation Committee.

Performance-Based Awards

        Performance-based awards under the 2013 Plan may be subject to one or more of the following performance goals for a performance period, used individually or in ratios or other combinations: (i) return on net assets, (ii) earnings per share on a basic or fully diluted basis, (iii) operating income, (iv) earnings before interest, taxes, depreciation and amortization, (v) working capital, (vi) sales growth, (vii) internal rate of return on capital expenditures, or (viii) attainment of certain levels of total shareholder return. No later than ninety days after the beginning of a performance period, the Compensation Committee will set, in writing, the performance goals and the performance period. The Compensation Committee will take the necessary steps to ensure that such performance-based awards comply with section 162(m) of the Code.

Nontransferability

        Unless provided otherwise in an award agreement, awards granted under the 2013 Plan are not transferable other than by beneficiary designation, will or the laws of descent or distribution.

Adjustments Upon Certain Transactions

        Changes in Capitalization.    Subject to any required action by stockholders, the number and kind of shares covered by each outstanding award, the price per share subject to each outstanding award and the share limitations set forth in the 2013 Plan will be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Company's stock, or any other increase or decrease in the number of issued shares of the Company's stock effected without receipt of consideration by the Company.

        Liquidation or Dissolution.    In the event of a liquidation or dissolution of the Company, the Compensation Committee will notify each participant as soon as practicable prior to the effective date of such proposed transaction, and, in its discretion, may provide that each participant will have the right to exercise all of the participant's stock options, including those not otherwise exercisable, until ten days prior to the proposed transaction. In addition, the Compensation Committee may cause any restrictions on any award to lapse prior to the transaction, provided the proposed transaction occurs.

        Change in Control.    In the event a "change in control" of the Company occurs, as defined in the 2013 Plan, and is confirmed by the Compensation Committee as affecting awards outstanding under the 2013 Plan, the Compensation Committee, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding award, accelerate the vesting of stock options and terminate any restrictions on stock awards and RSU awards, and provide for the cancellation of awards in exchange for a cash payment to the participant. In the event of a change in control during a performance period, the amount payable for a cash award will be equal to the participant's highest earned cash award under the 2013 Plan, the 2010 Executive Incentive Plan, annual bonus plan, or any comparable bonus under any predecessor or successor plan, during the last three full fiscal years prior to the change in control.

Amendment and Termination of the Plan

        The Compensation Committee may amend, alter, or discontinue the 2013 Plan at any time and for any reason. Nevertheless, the Company will obtain stockholder approval for any amendment to the 2013 Plan to the extent required by applicable laws or stock exchange rules. In addition, unless approved by stockholders, no amendment will be made that would: (i) materially increase the maximum number of shares for which awards may be granted under the 2013 Plan, other than an increase pursuant to a change in capitalization, (ii) "reprice" awards granted under the 2013 Plan, (iii) reduce the exercise price of outstanding options, or (iv) change the class of persons eligible to receive awards under the 2013 Plan. The Compensation Committee may not alter or impair any award previously granted under the 2013 Plan without the written consent of the participant. The 2013 Plan will terminate ten years from the date of its approval by the stockholders at the 2013 annual meeting, unless an amendment to extend the term is approved by stockholders. For purposes of the 2013 Plan, "repricing" means (1) any transaction performed with the intent or effect of (A) reducing the exercise price of any outstanding option, (B) cancelling or exchanging outstanding options in exchange for cash, other awards or replacement options, including through a tender offer process, with exercise prices that are less than the exercise price of the cancelled or exchanged options, or (C) any similar share exchange transaction involving outstanding awards; or (2) any transaction defined as repricing under the New York Stock Exchange rules for listed companies.

Clawback

        Triumph has the right to recoup or "claw back" any payment made with respect to an award under the 2013 Plan to the extent necessary to comply with applicable Federal securities laws.

New Plan Benefits

        Because benefits under the 2013 Plan will depend on the Compensation Committee's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the 2013 Plan is approved by the stockholders.

Federal Income Tax Consequences

        The following is only a summary of the effect of U.S. federal income taxation upon participants and Triumph with respect to the grant and exercise of awards under the 2013 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's death or the income tax laws of any municipality, state or foreign country in which the employee's income or gain may be taxable.

        Incentive Stock Options.    A participant is not taxed at the time an incentive stock option is granted. The tax consequences upon exercise and later disposition generally depend upon whether the participant was an employee of the Company at all times from the date of grant until three months preceding exercise (one year in the case of disability) and on whether the participant holds the shares for more than one year after exercise and two years after the date of grant of the stock option.

        If the participant satisfies both the employment rule and the holding rule, for regular tax purposes the participant will not realize income upon exercise of the incentive stock option and the Company will not be allowed an income tax deduction at any time. The difference between the option exercise price and the amount realized upon disposition of the shares by the participant will constitute a long-term capital gain or a long-term capital loss, as the case may be.

        If the participant meets the employment rule but fails to observe the holding rule (a "disqualifying disposition"), the participant generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option exercise price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the participant as capital gain (long-term or short-term depending on the length of time the stock was held after the incentive stock option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the participant is generally limited to the excess of the sales price over the option exercise price. In both situations, the tax deduction allowable to the Company is limited to the amount of ordinary income recognized by the participant. Under current Internal Revenue Service guidelines, the Company is not required to withhold any federal income tax in the event of a disqualifying disposition.

        Different consequences will apply for a participant subject to the alternative minimum tax.

        Nonstatutory Stock Options.    Under present United States Treasury guidance, an employee who is granted a nonstatutory stock option will not realize taxable income at the time the stock option is granted. In general, a participant will be subject to tax in the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The participant's basis in the shares acquired will be equal to the fair market value on the date of exercise. Upon subsequent disposition of the shares, the participant will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the stock option is exercised, equal to the difference between the sales price and the participant's basis.

        Stock Awards.    A participant normally will not realize taxable income upon the award of restricted stock, and the Company will not be entitled to a deduction, until the termination of the restrictions, except with respect to the dividends, if any, received by the participant. Upon termination of the restrictions, including, for performance-based awards, the determination of the achievement of the applicable performance goals, the participant will realize ordinary income in an amount equal to the fair market value of the Company's common stock at that time and the Company will be entitled to a deduction in the same amount. However, a participant may elect to realize ordinary income in the year the stock award is made in an amount equal to the fair market value at the time of the award, determined without regard to the restrictions. In such event, the Company would be entitled to a deduction in such year in the same amount, and any gain or loss realized by the participant upon subsequent disposition of the common stock would be capital gain or loss. If, after making this election, any stock award is forfeited, or if the market value at vesting is lower than the amount on which the participant was taxed, the participant cannot then claim a deduction for the loss.

        Restricted Stock Units.    A participant normally will not realize taxable income upon the award of RSUs. A participant will be subject to tax on the earlier of the year in which the participant receives the underlying shares of common stock or the year in which the award is no longer subject to a substantial risk of forfeiture. In that year, the participant will recognize income equal to the fair market value of the shares of the Company's common stock received, or no longer subject to a substantial risk of forfeiture, and the Company will be entitled to a deduction in the same amount.

        Deductibility of Executive Compensation.    Section 162(m) of the Code disallows a tax deduction to publicly held companies for compensation paid to the CEO and the four most highly compensated executive officers, other than the CEO, to the extent that total compensation exceeds $1 million per covered officer in any taxable year. The limitation applies only to compensation that is not considered to be performance-based. Compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of non-qualified stock options granted under the Plan qualifies as performance-based compensation for purposes of section 162(m) if the grants were made by a committee of "outside directors" as defined under section 162(m). It is anticipated that any compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of non-qualified stock options will qualify as performance-based compensation for purposes of section 162(m) and will not have to be taken into account for purposes of the $1 million limitation. Accordingly, all compensation deemed paid with respect to those stock options should be deductible by the Company without limitation under section 162(m) of the Code.

        Stock awards and RSUs with performance-based vesting metrics are also considered performance-based awards. Stock awards and RSUs granted to covered executive officers are also excluded from the $1 million limitation if such awards are specifically designed to comply with section 162(m)'s performance-based exemption. In order to satisfy section 162(m)'s performance-based exemption, payment of the award must be contingent on the satisfaction of objective performance goals established in writing by a committee comprised solely of two or more outside directors (such as the Compensation Committee) not later than ninety days after the beginning of the applicable performance period and not later than 25% of the performance period has elapsed. Under the 2013 Plan, the performance goals must be stated by the Compensation Committee as specific amounts of, or specific changes in, one or more of the performance criteria with respect to the Company as a whole or any one or more of its business units. The Compensation Committee may set performance goals that apply the performance criteria in total or on a per share or percentage basis and on an absolute basis or relative to other companies, including industries or indices or any combination thereof.

        Within a reasonable time after the close of a performance period, the Compensation Committee must determine whether the performance goals for that performance period have been met. The Compensation Committee may not exercise discretion to increase any amount intended to qualify under section 162(m) of the Code.

        Impact of Section 409A.    Section 409A of the Code applies to compensation vested or deferred after December 31, 2004. Generally, an amount is "vested" on the date that the employee's right to receive the amount is no longer conditioned on the employee's performance of substantial future services or upon the occurrence of an event (such as a change in control) or the achievement of performance goals that are substantially related to the purpose of the compensation, and "deferred compensation" is compensation earned currently, the payment of which is deferred to a later taxable year.

        Stock options and stock awards under the 2013 Plan are intended to be exempt from the requirements of section 409A. RSUs granted under the 2013 Plan may be subject to section 409A, unless the terms of the award satisfy an exemption from section 409A. An award that is subject to section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, an interest penalty and an additional 20% tax on the amount underlying the award.

        The Board has unanimously approved the 2013 Equity and Cash Incentive Plan described above and recommends that stockholders vote "FOR" the approval of the 2013 Equity and Cash Incentive Plan for all purposes described in this Proposal 4, including for purposes of section 162(m) of the Code.

Proposal No. 5—Approval of 2013 Employee Stock Purchase Plan

        On April 26, 2013, the Board unanimously approved, subject to shareholder approval, the 2013 Employee Stock Purchase Plan (the "ESPP"). The ESPP is being submitted for approval by the stockholders at the annual meeting. The Board believes that the ESPP will provide a key benefit to eligible employees. In particular, the ESPP provides a convenient way for our employees to purchase shares of the Company's common stock at a discounted price, which gives employees a vested interest in our success and aligns their interests with that of our stockholders. If approved by the stockholders, the ESPP will become effective on October 1, 2013.

        Approval of the ESPP requires the affirmative vote of a majority of the votes cast by holders of common stock present in person or represented by proxy and entitled to vote on the matter at the annual meeting. Abstentions will be counted as votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved.

Summary of the ESPP

        The following description of the ESPP is only a summary of the material features of the ESPP and does not describe all of its provisions. The ESPP is attached to this proxy statement as Appendix C. This summary is qualified in its entirety by reference to the text of the ESPP.

Purpose

        The purpose of the ESPP is to provide an added incentive for eligible employees of the Company to promote the Company's best interests by providing an opportunity to those employees to purchase shares of the Company's common stock at below-market prices through payroll deductions. The ESPP aligns the interests of the Company's stockholders and employees by increasing the proprietary interest of employees in the Company's growth and success, advances the interests of the Company by attracting and retaining employees, and motivates employees to act in the long-term best interests of the Company.

Administration

        The ESPP will be administered by the compensation and management development committee (the "Compensation Committee") which has the right to determine any questions which may arise regarding the interpretation and application of the provisions of the ESPP and to make, administer and interpret such rules and regulations as it deems necessary. Any determinations will be made by the Compensation Committee in its sole discretion and will be final and binding. The Compensation Committee is authorized from time to time to delegate some or all of its authority under the ESPP to a subcommittee or other individuals as it deems necessary, appropriate or advisable.

        The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code and will be administered and interpreted in accordance with that provision.

Eligibility

        Any individual who (i) is an active employee of the Company (or its designated subsidiaries), (ii) has been employed by the Company (or its designated subsidiaries) for least 90 days, (iii) is customarily employed by the Company (or its designated subsidiaries) for at least 30 hours per week, and (iv) is customarily employed by the Company (or its designated subsidiaries) for six months or more in any calendar year is eligible to participate in the ESPP, provided that the individual is employed on the first day of an option period and subject to certain limitations imposed by section 423 of the Code. As of March 31, 2013, approximately 13,900 individuals will be eligible to participate in the ESPP.

Shares Available for Issuance

        If approved by the stockholders at the 2013 annual meeting, the maximum number of shares of Company common stock that may be purchased under the ESPP will be 4,000,000 shares, subject to adjustment for stock dividends, stock splits or combinations of shares of Company common stock. Shares of common stock purchased under the ESPP may be any combination of authorized and newly issued shares, shares purchased by the Company on the open market or other shares of Company common stock held by the Company as treasury shares.

Option Periods

        The ESPP is currently implemented by consecutive six-month option periods, beginning on April 1st and October 1st of each year and ending on the last day of September and March, respectively. Shares are issued on the last day of each six-month option period.

Participation in the Plan

        Eligible employees become participants in the ESPP by executing and delivering to the Company an enrollment form at least 15 days prior to the beginning of an option period (or an earlier date determined by the Compensation Committee). The enrollment form specifies the employee's contribution percentage (between 2% and 15% of "eligible compensation" as defined in the Internal Revenue Code) and authorizes the Company to make payroll deductions for the purchase of shares under the ESPP.

        A participant may discontinue his or her participation in the ESPP or may decrease the rate of payroll deductions (but not below 2% of compensation) at any time during the option period by delivering written notice to the Company. Upon a withdrawal from the ESPP during an option period, all payroll deductions for the option period will be returned to the participant in cash, without interest. The participant may not re-elect to participate in the ESPP during the option period but may make a new election to participate in any future option period. Unless the participant's participation is discontinued, the purchase of shares occurs automatically at the end of the option period. Once an employee becomes a participant, he or she will automatically be enrolled in subsequent option periods unless the employee withdraws from the ESPP or becomes ineligible to participate.

Purchase Price

        The purchase price per share at which shares are sold under the ESPP is 95% of the fair market value of the Common Stock on the last day of the option period. The fair market value of the Common Stock on a given date is the closing sales price on the New York Stock Exchange as of such date.

Delivery of Shares

        On the last day of the option period, the balance of a participant's account under the ESPP will be applied to the purchase of the number of shares of common stock determined by dividing the account balance by the purchase price. No fractional shares will be delivered under the ESPP.

Share Purchase Limits

        The maximum number of shares that a participant may purchase during any option period is the number of shares that when multiplied by the fair market value of the Company's common stock on the last day of the option period equals $12,500 or less. In addition, no participant will be granted an option under the ESPP which would allow the maximum number of shares of common stock that a participant may purchase under the ESPP (or any employee stock purchase plan sponsored by the Company (and its subsidiaries and affiliates)) to accrue at a rate that would exceed $25,000 in fair market value of such shares (determined at the last day of the option period) for each fiscal year in which the option is outstanding at any time. In addition, no participant will be permitted to subscribe for shares under the ESPP if, immediately after the grant of the option, the participant would own 5% or more of the combined voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock that may be purchased under the ESPP or pursuant to any other options).

Termination of Employment; Death

        Upon the termination of a participant's employment with the Company and its subsidiaries and affiliates, the participant (i) will immediately cease to participate in the ESPP and (ii) will receive any amounts being held in his or her account. In the event of a participant's death during an option period, the participant's designated beneficiary will be entitled to receive the amount credited to the participant's account or to have the account applied to the purchase of common stock at the end of the option period.

Adjustment or Changes in Capitalization

        In the event of any change in the outstanding common stock of the Company by reason of a stock split, stock dividend, recapitalization, partial or complete liquidation, reclassification, merger, consolidation, reorganization, extraordinary cash dividend, spin-off, split-up, combination or other corporate event or distribution of stock or property affecting the common stock, the aggregate number of shares available under the ESPP, the number of shares underlying options under the ESPP and the purchase price of such options will be appropriately adjusted in accordance with section 423 of the Internal Revenue Code.

Dissolution or Liquidation

        Unless provided otherwise by the Compensation Committee, in the event of the proposed dissolution or liquidation of the Company, the option period then in progress will be shortened by the Compensation Committee setting a new exercise date and shall terminate immediately prior to the consummation of the proposed dissolution or liquidation.

Asset Sale, Merger or Consolidation

        In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another entity, each outstanding option under the ESPP will be assumed, or an equivalent right to purchase shares substituted, by the successor or resulting entity or a parent or subsidiary of the entity. In lieu of such substitution or assumption, the Compensation Committee may elect to shorten any option period then in progress by setting a new exercise date and any option period then in progress will end on the new exercise date.

Non-assignability

        No rights or accumulated payroll deductions of a participant under the ESPP may be pledged, assigned or transferred for any reason during the lifetime of a participant (other than by will or the laws of descent and distribution). If a participant attempts to make such a transfer, any option held by the participant may be terminated by the Company.

Amendment and Termination of the Plan

        The ESPP may be amended by the Board for any reason subject to applicable laws, rules and regulations. However, if the Board elects to amend the ESPP to increase the number of outstanding shares of Common Stock available for issuance, the amendment must be approved by the Company's stockholders within twelve months.

Certain Federal Income Tax Considerations

        The following is a summary of the effect of U.S. federal income taxation upon employees and Triumph under the ESPP. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's death or the income tax laws of any municipality, state or foreign country in which the employee's income or gain may be taxable.

        The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of section 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant at the time of purchase of shares.

        Upon disposition of the shares, the participant will be subject to tax and the amount of the tax will depend on the period of time that the participant holds the shares.

        If the shares are disposed of by the participant two years or more after the first day of the option period, the lesser of (i) the excess of the fair market value of the common stock at the time of such disposition over the purchase price, and (ii) 15% of the fair market value of the common stock on the first day of the option period, will be treated as ordinary income. The portion of the gain that is in excess of the amount, if any, will be taxed at long-term capital gain rates. If the shares are sold after such time and the sale price is less than the purchase price, the participant recognizes no ordinary income but instead a capital loss for the difference between the sale price and the purchase price.

        If the shares are disposed of by the participant within two years of the first day of the offering period, the participant will recognize compensation taxable as ordinary income, in an amount equal to the excess of the fair market value of the common stock on the last day of the offering period over the purchase price of the common stock under the ESPP. In addition, on the disposition of the common stock, the participant will recognize capital gain or loss equal to the difference between the price at which the common stock is disposed of and the cost basis in the common stock.

        The Company is not entitled to a deduction for amounts taxed as ordinary income to a participant except to the extent of ordinary income recognized by participants upon disposition of shares within two years from the date of grant.

New Plan Benefits

        It is not presently possible to determine the benefits or amounts that will be received by any particular employee or groups in the future.

        The Board has unanimously approved the 2013 Employee Stock Purchase Plan described above and recommends that stockholders vote "FOR" the approval of the 2013 Employee Stock Purchase Plan.

Proposal 6—Ratification of Selection of Registered Public Accounting Firm

        The audit committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014, and the stockholders are asked to ratify this selection. Ernst & Young LLP has served as our independent registered public accounting firm since 1993. All audit and non-audit services provided by Ernst & Young LLP are approved by the audit committee. Ernst & Young LLP has advised us that it has no direct or material indirect interest in us or our affiliates. Representatives of Ernst & Young LLP are expected to attend the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The favorable vote of a majority of shares of common stock entitled to vote at the meeting, voting together as a class, is required to approve the ratification of the selection of independent registered public accounting firm.

Fees to Independent Registered Public Accounting Firm for Fiscal Years 2013 and 2012

Audit Fees

        Ernst & Young LLP's fees associated with the annual audit of financial statements, the audit of internal control of financial reporting, the reviews of Triumph's quarterly reports on Form 10-Q, statutory audits, assistance with and review of documents filed with the SEC, issuance of consents, issuance of comfort letters, and accounting consultations for the fiscal years ended March 31, 2013 and March 31, 2012 were $3.4 million and $3.3 million, respectively.

Audit-Related Fees

        Ernst & Young LLP's fees for the fiscal years ended March 31, 2013 and March 31, 2012 for assurance and related services that were reasonably related to the performance of the audits of our financial statements were $0.6 million and $0.2 million, respectively. For the fiscal year ended March 31, 2013, these audit-related services were primarily related to due diligence services and the defined benefit plan audits. For the fiscal year ended March 31, 2012, these audit-related services were primarily related to the defined benefit plan audits.

Tax Fees

        Ernst & Young LLP's fees for the fiscal years ended March 31, 2013 and March 31, 2012 for tax compliance, tax advice and tax planning were $0.1 million and $0.3 million, respectively. These services consisted primarily of review of the Company's U.S. Federal income tax return Form 1120 and consultation regarding transfer pricing.

All Other Fees

        Ernst & Young LLP did not perform any material professional services other than those described above in the fiscal years ended March 31, 2013 and March 31, 2012.

Audit Committee Pre-Approval Policy

        The audit committee pre-approved the engagement of Ernst & Young LLP to render all of the audit and the permitted non-audit services described above. Our audit committee has determined that Ernst & Young LLP's rendering of all other non-audit services is compatible with maintaining auditor independence. The audit committee has delegated to its chair or, if he is unavailable, any other member of the audit committee, the right to pre-approve all audit services, between regularly scheduled meetings, subject to presentation to the full audit committee at its next meeting.

        The Board recommends that stockholders vote "FOR" the ratification of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending March 31, 2014.

 OTHER MATTERS

        The Board knows of no matter, other than as referred to in this proxy statement, that will be presented at the meeting. However, if other matters properly come before the meeting, or any of its adjournments, the person or persons voting the proxies will vote them with their judgment in those matters.

GOVERNANCE OF TRIUMPH

        Pursuant to the Delaware General Corporation Law and our By-Laws, our business is managed under the direction of our Board. Members of the Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer and other officers, through a yearly meeting with our executive officers and senior management from our operating locations, by reviewing materials provided to them and by participating in meetings of the Board and its committees. In addition, to promote open discussion among our non-management directors, those directors meet in regularly scheduled executive sessions without management participation. These sessions are presided over by our lead director, who is one of our independent directors.

Corporate Governance Guidelines

        We have adopted Corporate Governance Guidelines which are posted on our website at www.triumphgroup.com and are available in print to any stockholder upon request.

Code of Business Conduct

        Our Board adopted a Code of Business Conduct in February 2004, which applies to each of our employees, officers and directors, including, but not limited to, our Chief Executive Officer, Chief Financial Officer and Controller (principal accounting officer). The Code of Business Conduct is reviewed at least annually by the Board's Nominating and Corporate Governance Committee and amended as the Board deems appropriate upon the recommendation of the Nominating and Corporate Governance Committee. A copy of the Code of Business Conduct is posted on our website at www.triumphgroup.com and is available in print to any stockholder upon request.

Anti-Hedging Policy

        We believe that issuance of incentive and compensatory equity awards to our officers and directors, including non-employee directors, along with our stock ownership guidelines, help to align the interests of such officers and directors with our stockholders. As part of our insider trading policy, we prohibit any officers and directors from engaging in hedging activities with respect to any owned shares or outstanding equity awards. Such policy also discourages pledges of any Company stock by officers and directors, and requires Company notice and approval. None of our officers and directors pledged any shares of Company stock during fiscal 2013.

Board of Directors

        The Board currently consists of eleven directors: Paul Bourgon, Elmer L. Doty, John G. Drosdick, Ralph E. Eberhart, Jeffry Frisby, Richard C. Gozon, Richard C. Ill, William L. Mansfield, Adam J. Palmer, Joseph M. Silvestri and George Simpson, each of whom has been nominated by the Board for election as a director for the coming year.

Director Independence

        The Board has determined that Messrs. Bourgon, Doty, Drosdick, Eberhart, Gozon, Mansfield, Palmer, Silvestri and Simpson are all independent as independence is defined in the listing standards of the New York Stock Exchange and in our Independence Standards for Directors, which are posted on our website at www.triumphgroup.com under Investor Relations—Corporate Governance.

Meetings and Committees of the Board of Directors

        The Board held 6 meetings during our fiscal year ended March 31, 2013 and also acted by unanimous consent in writing. Each of our directors attended at least 75% of the aggregate of all meetings of the Board during the fiscal year ended March 31, 2013, except for Mr. Doty who attended 67% of such meetings, including 100% of all regularly scheduled meetings, and was unable to reschedule previous commitments to allow him to attend two special meetings. In addition, each of our directors attended at least 75% of the aggregate of all meetings of all committees of the Board of which he was a member held during the fiscal year ended March 31, 2013. We encourage all of our directors to attend our annual meeting of stockholders. For our 2013 annual meeting of stockholders, we expect all of our directors standing for reelection to attend. Last year, all of the directors attended the annual meeting of stockholders.

        The Board has determined that the appropriate leadership structure for the Board at this time is for Mr. Ill, former Chief Executive Officer of the Company, to serve as Chairman and chair the meetings of the Board, while also selecting a lead director—currently Mr. Gozon—to provide leadership of the independent directors. Our lead director is elected annually by the Board upon a recommendation from the Nominating and Corporate Governance Committee. Our lead director presides over executive sessions of the independent directors held at every Board meeting (which sessions are not attended by management) and advises the Chairman, in consultation with the other independent directors, as to Board schedules and agendas. The independent directors believe that Mr. Ill's deep understanding of each of Triumph's businesses, his long experience as the Chief Executive Officer of Triumph and his experience as a director of Triumph and other public companies make him the most qualified director to serve as Chairman. The Board may subsequently decide, however, to change that leadership structure, and we do not have a formal policy to require that the Chief Executive Officer or any other member of management serve as Chairman of the Board.

        The standing committees of the Board are the Audit Committee, the Compensation and Management Development Committee, the Nominating and Corporate Governance Committee, the Finance Committee and the Executive Committee. All members of the Audit Committee, the Compensation and Management Development Committee and the Nominating and Corporate Governance Committee are independent, as independence for such committee members is defined in the listing standards of the New York Stock Exchange and in our Independence Standards for Directors, which are posted on our website at www.triumphgroup.com under Investor Relations—Corporate Governance.

        Our Board has adopted a charter for each of the standing committees, each of which is reviewed at least annually by the relevant committee. A copy of the charter of each standing Board committee is posted on our website at www.triumphgroup.com and is available in print to any stockholder upon request.

Audit Committee

        The Audit Committee, consisting of Messrs. Bourgon (Chair), Gozon, Palmer and Silvestri met 9 times during the last fiscal year. The Audit Committee assists the Board in its oversight of the integrity of our financial statements, the operations and effectiveness of our internal controls, our compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, and the performance of our internal audit function and the independent registered public accounting firm.

Compensation and Management Development Committee

        The Compensation and Management Development Committee, consisting of Messrs. Eberhart, Gozon, Palmer and Simpson (Chair) met 4 times during the last fiscal year. The Compensation and Management Development Committee periodically reviews and evaluates the compensation of our officers and senior management, administers our 1996 Stock Option Plan, the 2004 Stock Incentive Plan, and the Executive Incentive Plan, establishes guidelines for compensation of other personnel and oversees our management development and succession plans.

        The Compensation and Management Development Committee determines the compensation of the Chief Executive Officer. The Compensation and Management Development Committee also reviews and approves the compensation proposed by the Chief Executive Officer to be awarded to Triumph's other executive officers, as well as the presidents and certain key senior officers of each of Triumph's operating companies and divisions. The Chief Executive Officer generally attends Compensation and Management Development Committee meetings, but does not attend executive sessions or any discussion of his own compensation. The Compensation and Management Development Committee may form subcommittees and delegate authority to them, as it deems appropriate, provided that such subcommittees are composed entirely of independent directors.

        Neither Triumph nor the Compensation and Management Development Committee has any contractual arrangement with any compensation consultant who has a role in determining or recommending the amount or form of senior executive or director compensation. Periodically, however, the committee has engaged a compensation consultant, whose selection and fees or charges are recommended and approved by the Compensation and Management Development Committee, to assist the Compensation and Management Development Committee and the Chief Executive Officer in assessing and modifying elements of our management compensation programs. In such instances, the Compensation and Management Development Committee receives comprehensive data and analyses comparing Triumph's compensation program against industry and peer group norms. We last engaged a compensation consultant to review the total compensation levels of our executive officers in 2012.

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ended March 31, 2013, the Compensation and Management Development Committee of the Board was composed of Ralph E. Eberhart, Richard C. Gozon, Adam J. Palmer and George Simpson (Chair). None of the members of the Compensation and Management Development Committee is an officer or employee of us or any of our subsidiaries, nor have any of them ever been an officer or employee of the Company or any of our subsidiaries during the fiscal year ended March 31, 2013. None of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served as one of our directors.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee, consisting of Messrs. Bourgon, Eberhart (Chair), Silvestri and Simpson met 4 times during the last fiscal year. The Nominating and Corporate Governance Committee assists the Board in identifying individuals qualified to become Board members, recommending the nominees for directors, reviewing and evaluating the compensation of non-employee directors, developing and recommending our Corporate Governance Guidelines and overseeing the evaluation of the Board and management.

Finance Committee

        The Finance Committee, consisting of Messrs. Frisby, Gozon, Ill (Chair) and Silvestri, met 2 times during the last fiscal year. The Finance Committee reviews our capital structure and policies, financial forecasts, operations and capital budgets, pension fund investments and employee savings plans and corporate insurance coverage as well as other financial matters deemed appropriate by the Board.

Executive Committee

        The Executive Committee, consisting of Messrs. Ill (Chair), Frisby and Gozon, exercises the powers and duties of our Board of Directors between Board meetings and while our Board is not in session. The Executive Committee has the authority to exercise all powers and authority of our Board, except for certain matters such as the review and approval or disapproval of related party transactions, matters which cannot be delegated by the Board of Directors to a committee of the Board pursuant to the Delaware General Corporation Law, the rules and regulations of the New York Stock Exchange, our Certificate of Incorporation or our By-Laws and matters that are reserved for another committee of the Board. The executive committee did not meet during the last fiscal year.

Risk Oversight Generally

        Our Board of Directors is responsible for consideration and oversight of risks facing Triumph. Acting as a whole and through its standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with senior management. In addition to such ongoing supervision, the Board has followed a practice of annually assessing the Company's strategic risks and opportunities as part of an extended Board meeting. The Audit Committee performs a central oversight role with respect to financial and compliance risks, and meets independently, outside the presence and without the participation of senior management, with our Director of Internal Audit and our independent accountants in conjunction with each regularly scheduled Board meeting. All other independent directors are welcome to attend such meetings, and generally do if available. The Compensation and Management Development Committee considers the risk of the Company's compensation programs in connection with the design of our compensation programs for senior corporate and company management. In addition, the Finance Committee is responsible for assessing risks related to our capital structure, significant financial exposures, our risk management and major insurance programs and our employee retirement plan policies and performance and regularly evaluates financial risks associated with such programs.

Director Nominations

        As previously discussed, the Nominating and Corporate Governance Committee assists the Board in identifying individuals qualified to become Board members and recommends the director nominees for the next annual meeting of stockholders. The Nominating and Corporate Governance Committee will consider nominees for director recommended by stockholders in accordance with the following procedures. As a stockholder, you may recommend any person as a nominee for director for consideration by our Nominating and Corporate Governance Committee by submitting the name(s), completed and signed questionnaire(s) and written representation and agreement(s), supplemented and updated if necessary, for each named person in writing to John B. Wright, II, Secretary, Triumph Group, Inc., 899 Cassatt Road, Suite 210, Berwyn, Pennsylvania 19312. Recommendations should be received by February 13, 2014 for the 2014 Annual Meeting and should be accompanied by:

  •
  the name and address of the nominating stockholder;

  •
  the class or series and number of shares of the Company beneficially held by the nominating stockholder;

  •
  the stock ownership interests, and any agreements or arrangements with respect to such ownership interests, of the Company beneficially held by the nominating stockholder, including the information required by Article II, Section 14(C)(1)(a)(ii) of the Amended and Restated By-Laws of the Company;

  •
  information regarding each nominee that would be required to be included in a proxy statement;

  •
  a description of any arrangements or understandings between and among the stockholder and each nominee during the past three years; and

  •
  the written consent of each nominee to serve as a director, if elected, and to be named in the proxy statement as a nominee.

        As set forth in our Corporate Governance Guidelines and the Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee has not established any specific minimum eligibility requirements for nominees, other than personal and professional integrity, dedication, commitment and, with respect to a majority of the Board, independence, or identified any specific qualities or skills necessary for directors to possess. However, when assessing a candidate's qualifications, the committee considers the candidate's experience, diversity, expertise, education, insight, judgment, skills, character, conflicts of interest and background. Within the limitations of the maximum number of the Board members deemed to be effective for the management of the Company, the committee seeks to ensure diversity among all of these criteria to provide the Board with the greatest practicable breadth of input. The committee seeks to implement these principles through consideration, on at least an annual basis, of the Board's composition and discussion with the Board of any identified criteria that the committee believes should be sought in considering candidates for membership. A consideration of the adequacy of the Board's composition is formally included in the Board's annual self-evaluation, and the adequacy of the process for identifying and recommending Board candidates is examined as part of the annual self-evaluation of the Nominating and Corporate Governance Committee. The committee does not have any specific process for identifying and evaluating nominees. The committee considers candidates proposed by directors, executive officers and stockholders, as well as those identified by third party search firms.

Communications with Directors

        Our Board of Directors provides a process for stockholders and interested parties to send communications to the Board. Stockholders and interested parties may communicate with any of our directors, any committee chair, the non-management directors as a group or the entire Board of Directors by writing to the director, committee chair, non-management directors or the Board in care of Triumph Group, Attention: Secretary, 899 Cassatt Road, Suite 210, Berwyn, Pennsylvania 19312. Communications received by the Secretary for any director or group of directors are forwarded directly to the director or group of directors. If the communication is addressed to the Board and no particular director is named, the communication will be forwarded, depending on the subject matter, to the appropriate committee chair, all non-management directors or all directors.

Director Compensation Table

        The following table summarizes compensation we paid to non-employee directors for their service during fiscal 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Total ($)
Paul Bourgon	55,000	61,980	—	116,980
Elmer L. Doty	50,000	61,980	—	111,980
John G. Drosdick	33,334	325,700	—	359,034
Ralph E. Eberhart	53,000	61,980	—	114,980
Richard C. Gozon	55,000	61,980	—	116,980
William L. Mansfield	33,334	325,700	—	359,034
Adam J. Palmer	50,000	—	—	50,000
Joseph M. Silvestri	50,000	61,980	—	111,980
George Simpson	54,000	61,980	—	115,980

(1)
The "Stock Awards" column reflects the grant date fair value for all stock awards granted under the Amended and Restated Directors' Stock Incentive Plan during fiscal 2013. These amounts are determined in accordance with Accounting Standards Codification 718, without regard to any estimate of forfeiture for service vesting. The weighted-average grant date fair value for stock awards granted during fiscal 2013 was $63.84 per share.

Audit Committee Report

        The Audit Committee of the Board of Directors consists of four independent directors and operates under a written charter adopted by the Board and reviewed annually by the committee and the Board. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting nor are they experts in the fields of auditing or accounting, including in respect of auditor independence. However, all committee members are financially literate. In addition, the Board has determined that each of Messrs. Bourgon, Gozon and Palmer is an "audit committee financial expert" as defined under the rules of the SEC and that each member of the Audit Committee is independent as independence for audit committee members is defined in the listing standards of the New York Stock Exchange.

        Management is responsible for Triumph's internal controls and the financial reporting process, including the presentation and integrity of our financial statements. Triumph's independent registered public accounting firm is responsible for, among other things, performing an independent audit of Triumph's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and issuing a report thereon. Triumph's independent registered public accounting firm is responsible for auditing the effectiveness of Triumph's internal controls over financial reporting and management's assessment thereof in accordance with standards of the PCAOB, and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors. The Audit Committee also selects and approves the compensation of our independent registered public accounting firm.

        In fiscal 2013, the Audit Committee met and held private discussions with management, the independent registered public accounting firm and Triumph's internal auditors. In addition, the members of the Audit Committee reviewed (independently or collectively) Triumph's financial statements before such statements were filed with the U.S. Securities and Exchange Commission (the "SEC") in Triumph's quarterly reports on Form 10-Q and annual report on Form 10-K and all press releases containing earnings reports. Management represented to the Audit Committee that Triumph's financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T and by Auditing Standard No. 16.

        Triumph's independent registered public accounting firm, Ernst & Young LLP, also provided to the Audit Committee the written disclosures required by Rule 3600T of the PCAOB, which adopts on an interim basis Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the Audit Committee its independence. The Audit Committee also considered the compatibility of non-audit services with Ernst & Young LLP's independence. Based on these discussions and disclosures, the Audit Committee concluded that Ernst & Young LLP is independent from Triumph and its management.

        Based on the Audit Committee's discussion with management and the independent registered public accounting firm and its review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in Triumph's Annual Report on Form 10-K for the year ended March 31, 2013, to be filed with the SEC.

Audit Committee
Paul Bourgon (Chairman) Richard C. Gozon Adam J. Palmer Joseph M. Silvestri

        This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that Triumph specifically incorporates this information by reference, shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

Compensation and Management Development Committee Report

        The Compensation and Management Development Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation and management development committee recommended to Triumph's Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation and Management Development Committee
George Simpson (Chairman) Ralph E. Eberhart Richard C. Gozon Adam J. Palmer

        This report of the Compensation and Management Development Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that Triumph specifically incorporates this information by reference, shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

 Certain Relationships and Related Transactions

Review and Approval of Transactions with Related Persons

        Our policy for the Review, Approval or Ratification of Transactions with Related Persons, which is in writing, requires approval or ratification by our Board of Directors for any transaction in which the amount involved exceeds $120,000, Triumph or one of its subsidiaries is a participant and any related person has a direct or indirect material interest (the "Policy"). The Policy and Triumph's Code of Business Conduct establish procedures for reporting of potential related party transactions under the policy and potential conflicts of interest. Triumph's legal department determines whether reported transactions constitute a related party transaction requiring pre-approval.

        The Policy provides that the Board may delegate review of a related party transaction to the Nominating and Corporate Governance Committee (or another standing or ad hoc committee). In addition, if it is impractical to wait until the next Board or committee meeting to obtain approval of a related party transaction, the chair of the Nominating and Corporate Governance Committee may approve the transaction, provided that the chair reports such approval at the next regularly scheduled Board meeting. If the transaction at issue relates to a member of the Board, that member may not participate in the review of such transaction.

        If Triumph becomes aware of a related party transaction that was not pre-approved under the Policy, then the Board will review the matter and evaluate its options (including ratification, revision and termination of the transaction at issue).

Related Party Transactions

        Triumph is not aware of any transaction since April 1, 2012, or any currently proposed transaction, in which Triumph was or is to be a participant and the amount involved exceeds $120,000, and in which any related party has or will have a direct or indirect material interest.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Overview

        Our executive compensation programs are intended to achieve several business objectives:

  •
  to help us recruit and retain executives with the talent required to successfully manage our business

  •
  to motivate our executives to achieve our business objectives

  •
  to instill in our executives a long-term commitment to Triumph's success by providing elements of compensation that align the executives' interests with those of our stockholders

  •
  to provide compensation that recognizes individual contributions as well as overall business results

  •
  to avoid or minimize the risks of incentivizing management behavior that is inconsistent with the interests of our stockholders

        Our compensation strategy is to place the major portion of total executive compensation at risk in the form of annual incentives and long-term, stock-based compensation programs. The components of our current executive compensation program are:

  •
  annual salary

  •
  annual cash bonus compensation

  •
  long-term equity incentive compensation

  •
  pension benefits and deferral of compensation

  •
  perquisites

  •
  benefits generally available to all Triumph corporate employees

        Each of these components is described separately below. While the elements of compensation described below are considered separately, the Compensation and Management Development Committee (the "Compensation Committee") takes into account the full compensation package we provide each executive officer, including matching contributions under our 401(k) plan, insurance and other benefits generally available to all Triumph employees, as well as the program components described below, in making compensation decisions for all executive officers, including the named executive officers.

        In structuring each element of compensation and the executive compensation package as a whole, the Compensation Committee strives to create incentives for management to act in accordance with the interests of our stockholders. The Compensation Committee also considers the risk that executive compensation may inadvertently provide incentives for management to make decisions that are not in the interests of the stockholders. In addition, in determining actual payouts approved based on the achievement of the pre-established performance metrics, the Compensation Committee assesses whether the proposed payments achieved the desired objectives or demonstrated the influence of inappropriate compensation incentives. Where appropriate, the Compensation Committee has sought the advice of compensation consultants to assist in the development of appropriate incentives while minimizing the risk of creating or encouraging incentives that are inconsistent with the interests of stockholders.

        The Compensation Committee reviewed the results of the fiscal 2012 shareholder say-on-pay advisory vote, which was approved by approximately 90% of votes present at the meeting, and determined that no changes to the Company's compensation practices was needed as a result of such advisory vote.

        For the fiscal year ended March 31, 2013 (fiscal 2013), management and the Compensation Committee had identified the need to harmonize and integrate the compensation programs of Triumph and Vought Aircraft Industries, Inc. (Vought) (a company acquired by Triumph in fiscal 2011) for all exempt employees, including the named executive officers. To assist the Company in achieving this objective, management, with the authorization of the Compensation Committee, retained Towers Watson to compile a compensation survey to assist in the compensation harmonization activities. Towers Watson primarily used two databases available to it to provide management with information about compensation for each exempt employee position: the 2011 TWDS Top Management U.S. without LTI and the 2011 Mercer DB Complete. The aggregate survey data provided for each position changed depending on the information available for persons holding that position. For example, information compiled for the CEO position aggregated compensation data from 20 companies in the Towers Watson database and 40 companies from the Mercer database, while for the CFO position, the aggregated data came from 18 companies in the Towers Watson database and 87 companies in the Mercer database. The consultants are not permitted to disclose the specific identity of the companies providing the data instances for each named executive officer position to the Company.

        In addition, consistent with the practice in prior years, for fiscal 2013 management compiled data from an executive compensation survey database subscribed to by Triumph as compiled and published by ERI Economic Research Institute, Inc. (ERI). Management extracted from the ERI survey data information regarding aggregate base salary, annual bonus, equity and total direct compensation information for designated officer positions (chief executive officer, chief financial officer, chief operating officer and other senior vice president roles) for companies of similar revenue size ($2 billion to $4 billion) as compared to Triumph), and/or companies with a primary SIC code within the same industry group as the company. Towers Watson was asked to compare the ERI aggregated data to the Towers Watson survey data.

        The companies included in each of the Towers Watson and Mercer surveys, and the relevant industry companies included in the ERI database are listed on Appendix D to this proxy statement. Neither management nor the Compensation Committee was in possession of these listings during the fiscal 2013 compensation process.

        The reports provided by Towers Watson to the Company based on such survey data served as a data point for management in April 2012 as management developed compensation bands for exempt employee positions. Neither the Towers Watson report nor the ERI aggregated data was specifically provided to the Compensation Committee for the meetings that occurred in April 2012 when base salaries and bonus and incentive compensation opportunities for fiscal 2013 were approved by the Compensation Committee. Rather, the Compensation Committee considered the recommendations of Mr. Ill, who was our CEO at that time, with respect to adjustments in the fiscal 2013 salaries of our named executive officers other than himself, based on the compensation factors described more fully below. The aggregated survey data were circulated to the Compensation Committee shortly after the April 2012 meeting, so that it could be reviewed as a double check of the fiscal 2013 compensation opportunities that had been established and approved for the named executive officers. As described below, Mr. Ill's compensation was treated differently in view of the succession plan confirmed at the April 2012 meeting that he be succeeded as CEO by Jeffry D. Frisby at the time of the annual meeting of stockholders held in July 2012.

        Once actual fiscal 2013 compensation was fully determined at the April 2013 Compensation Committee meeting, a comparison to the aggregated survey data shows that, in general, the Triumph named executive officers received base salary compensation that approached the median of the survey data, while total direct compensation, based on the achievement of Company-based performance metrics, has the capacity to reward executive officers, through bonus and incentive compensation opportunities at a higher level only if target incentive goals are exceeded. Each element of such fiscal 2013 compensation for the named executive officers is described in more detail below.

Base Salaries

        We initially set base salary for a named executive officer by evaluating the responsibilities of the position and the experience of the individual. In doing so, we consider the competitive marketplace for executive talent, including a comparison of aggregated base salary ERI survey data for comparable positions. We determine annual salary adjustments by evaluating the performance of Triumph and of each named executive officer, taking into account changes in responsibilities.

        During fiscal 2013, Richard C. Ill served as our Chief Executive Officer from April 1, 2012 until July 19, 2012, when he assumed the role of Chairman. On July 19, 2012 Jeffry D. Frisby was appointed as our CEO. He had been President and Chief Operating Officer of Triumph since 2009. In April 2012, in light of Mr. Ill's pending appointment as Chairman, Mr. Ill's base salary for fiscal 2013 was not changed, and Mr. Frisby's base salary was established taking into account the expectation that he would assume the CEO role during fiscal 2013. The factors considered in setting such base salaries included:

  •
  the extent of our success in meeting our financial objectives for fiscal 2012;

  •
  how our financial performance compared with that of similar companies engaged in providing products and services to the aviation industry;

  •
  current economic conditions in the aviation industry generally;

  •
  the performance of the common stock and management's ability to enhance stockholder value generally;

  •
  Mr. Ill's and Mr. Frisby's individual performance; and

  •
  aggregated CEO base salary data from the Towers Watson survey and the ERI data.

        Based on such evaluation, Mr. Ill's base salary was unchanged at $880,000 for the portion of fiscal 2013 for which he served as CEO. For the remainder of fiscal 2013, after Mr. Ill had resigned as CEO, his base salary was adjusted to an annual rate of $400,000. Mr. Frisby's base salary for fiscal 2013 was established recognizing that he would become CEO in fiscal 2013. Based on the factors enumerated above, Mr. Frisby's base salary was set at an annual rate of $700,000, a 22% increase over fiscal 2012.

        With respect to our other named executive officers, in April 2012 Mr. Ill made his recommendations based upon considerations similar to those outlined above, as they apply to each named executive officer, his individual performance and the impact of the other factors described. The Compensation Committee approved salary increases for the remaining named executive officers for fiscal 2013 following and based on its review of Mr. Ill's recommendations.

Annual Cash Bonus Compensation

        We provide significant incentive opportunities for our named executive officers. The incentive opportunities are established at levels to provide our executives with the potential for significant bonus opportunity only if our performance objectives are met at target levels or exceeded. Nevertheless, significant variations are possible depending upon the performance of Triumph and the executive's individual performance.

        Our annual cash bonus plan for executive officers is tied to the annual business plan. The business plan for a given fiscal year is developed at the business unit, group and corporate levels in a formal process taking place over several months beginning generally in the third fiscal quarter of the prior fiscal year. The business plan is then reviewed and approved by our Board of Directors in the first month of the fiscal year. Our business plan for the fiscal year ended March 31, 2013 was developed beginning in the late fall of 2011 and approved by the Board of Directors in April 2012.

        The annual cash bonus payouts awarded to our named executive officers are tied to such business plan by initially measuring actual company performance against the target for earnings per share set in the business plan. While no financial performance measure or measures can perfectly reflect company performance, we believe earnings per share is a fair measure of performance that also focuses our executives on the measure of perhaps greatest significance to our stockholders, thus aligning our executives' interests with those of our stockholders. Where appropriate, individual non-financial performance measures are also considered in determining annual cash bonus compensation.

        For Mr. Frisby, our Chief Executive Officer after July 19, 2012, and Mr. Kornblatt, our Chief Financial Officer, the target amount of their annual cash bonus compensation for fiscal 2013 was equal to 80% and 70%, respectively, of their annual base salaries, and the maximum amount of their annual cash bonus compensation (subject to discretionary increases by the Compensation Committee) was equal to 160% and 140%, respectively, of their annual base salaries. For Mr. Ill, the target amount of his annual cash bonus compensation for fiscal 2013 was equal to 80% of his annual base salary, and the maximum amount of his annual cash bonus compensation (subject to discretionary increases by the Compensation Committee) was equal to 160% of his annual base salary, each prorated for the portion of fiscal 2013 during which he served as CEO. Our other named executive officers have annual cash bonus award targets that are set by the Chief Executive Officer, with the approval of the Compensation Committee, according to the executive's job function and level within Triumph. These target and maximum bonus amounts are established based upon a consideration of each executive's compensation level to provide a balance between fixed compensation and compensation at risk that is appropriate, in our judgment, taking into consideration the significance of the position and the executive's record of performance against company objectives. For example, an executive with an established record of successful performance is likely to receive an increase in target and maximum annual cash bonus opportunities rather than a significant increase in base salary. No one executive officer can receive a payout under the annual cash bonus compensation plan in any fiscal year in excess of $3.0 million.

        The Compensation Committee determines the amount of the annual cash bonus award of the Chief Executive Officer. The Chief Executive Officer determines the amount of the annual cash bonus award to each other named executive officers, subject to the review and approval of the Compensation Committee. For fiscal 2013, Mr. Ill, in the role of CEO, made recommendations to the Compensation Committee for fiscal 2013 bonus opportunities for the other named executive officers in April 2012, and Mr. Frisby, in the role of CEO, provided the Compensation Committee with recommendations for actual fiscal 2013 bonus payouts for the other named executive officers in April 2013.

        For fiscal 2013, the financial performance goal established for the year by the Compensation Committee, in addition to any individual performance goals, was the achievement by the Company of earnings per share of at least $5.49. For fiscal 2013, we reported fully diluted earnings per share of $6.21. Based upon such company performance and its evaluation of other aspects of the performance of Mr. Frisby and the other named executive officers as described above, the Compensation Committee approved bonuses for the named executive officers as follows:

Name	Bonus ($)	Percent of Base Salary (%)	Change from prior year (%)
Richard C. Ill(1)	352,000	160%	N/A
Jeffry D. Frisby	1,120,000	160%	+94%
M. David Kornblatt	700,000	140%	+24%
John B. Wright, II	275,000	95%	+4%
Thomas A. Quigley, III	84,000	50%	(2)
Kevin E. Kindig	160,000	74%	No change

(1)
Prorated for only the portion of fiscal 2013 during which he served as CEO.

(2)
Not disclosed, as Mr. Quigley was not an executive officer in the prior year.

Long-Term Equity Compensation

        We award stock options and restricted stock to executive officers and other management employees to align management's interest with that of stockholders. Under Triumph's 2004 Stock Incentive Plan, the Compensation Committee can grant stock options and restricted stock awards to our executive officers as well as to other employees. The Compensation Committee sets guidelines for the size of stock option awards and restricted stock awards based on factors such as the amount of potential compensation opportunity that it wants to award upon achievement of specific performance criteria and other factors as described above. The Compensation Committee determines the size of any grant made to the Chief Executive Officer. The Compensation Committee also approves the amounts of the grants made to the other named executive officers based upon the recommendation of the Chief Executive Officer. In the event of poor corporate performance in the prior fiscal year, the Compensation Committee may elect not to make equity awards.

        On September 28, 2010, our Board of Directors adopted the Executive Incentive Plan (the "Executive Incentive Plan"), which is designed to promote the achievement of the Company's business objectives by those senior executives (including the named executive officers) who are most responsible for Company strategy, achievement of synergies from the acquisition of Vought, improvement of operations, and future acquisitions, with an enhanced focus on the longer term and using performance metrics related to the performance objectives on which they are evaluated, but different from those upon which the annual cash bonus compensation is based. Participation in the Executive Incentive Plan is limited to senior executives of the Company who are designated as eligible, and eligibility is determined by the Compensation Committee within 90 days after the beginning of each plan year. Award periods under the Executive Incentive Plan are three-year periods, which include a one-year performance period as the first year of such period. In accordance with section 162(m) of the Code, the Compensation Committee establishes target incentive award and performance goals under the Executive Incentive Plan. At the end of each one-year performance period, the Committee determines each participant's earned incentive award, if any, based on the attainment of the performance goals during the performance period. Earned incentive awards may be made at a target level (the established performance goals are met at the 100% level), threshold level (the established performance goals are met such that 50% of the target incentive award is earned) and overachievement level (the established performance goals are exceeded such that 200% of the target incentive award is earned). Performance between the threshold, target and overachievement performance levels will result in awards adjusted in amount so as to be in linear proportion to the difference between the achieved performance level and the established performance levels. No award will be earned under the Executive Incentive Plan if the threshold is not met for the first year of the performance period, and no award shall be earned that exceeds 200% of the target incentive award. The value of earned incentive awards is divided between an earned cash award, equal to 30% of the value of the earned incentive award, and an earned stock award, equal to 70% of the value of the earned incentive award. Earned stock awards consist of a stock award made under the 2004 Stock Incentive Plan, which will be subject to forfeiture and transfer restrictions through the end of the three-year performance period, and the earned cash award will not be paid until the end of the three-year performance period. Consistent with the objective of incentivizing performance over a longer term, one-third of each earned incentive award (both cash and stock components) is subject to forfeiture if the threshold performance is not maintained, on average, over the entire three-year performance period.

        If Proposal 4 is adopted by stockholders at this 2013 annual meeting, future issuance of stock-based awards under the Executive Incentive Plan, and other awards for senior management employees, will be made under the 2013 Equity and Cash Incentive Plan.

        We generally make awards of long-term equity compensation at a regularly scheduled meeting of the Compensation Committee held in April of each year.

        For the fiscal 2013 awards under the Executive Incentive Plan approved in April 2012, the Compensation Committee employed a performance measure based on the concept of return on net assets, adjusted for certain items that, upon consideration, the Compensation Committee believed to be inappropriate when compared to the Executive Incentive Plan's objectives ("Adjusted RONA"). The Compensation Committee established a target performance goal of Adjusted RONA of 19.5%, a threshold performance goal of 17.6%, and an overachievement performance goal of 21.5%. In April 2013, the Compensation Committee determined that, subject to the full Board's approval of our financial results for fiscal 2013, Triumph had achieved Adjusted RONA of 23.2% using the performance measure established by the Compensation Committee, thus exceeding the overachievement level established for the fiscal 2013 awards. Accordingly, the fiscal 2013 awards under the Executive Incentive Plan were earned at 200% of the target amounts. Based upon the then current price of a share of Triumph common stock, the number of shares covered by the restricted stock grants awarded in April 2013 under the Executive Incentive Plan amounted to a total of 41,957 shares of restricted stock, of which 28,458 shares were awarded to our named executive officers. The shares will remain subject to forfeiture restrictions until April 2015. At the same time, the fiscal 2013 performance-based awards granted to senior management other than those participating in the Executive Incentive Plan were also determined to have been earned, resulting in the award of an additional 29,674 shares of restricted stock that will remain subject to forfeiture restrictions until April 2016.

        We have never made equity compensation awards other than at a regularly scheduled meeting of the Board of Directors or the Compensation Committee.

Pension Benefits

        We have a split dollar life insurance program and supplemental executive retirement plan under which certain of our executive officers participate. Benefits are payable upon normal retirement, which is age 65. Early retirement benefits are available with an actuarial reduction for early commencement. The pension benefits, which are described in more detail beginning on page 48 of this proxy statement, are intended to provide competitive retirement benefits to our executives when considered in conjunction with the other retirement benefits we offer.

Deferred Compensation

        We offer all of our executives the opportunity to defer all or any part of their bonus for any year, to be paid out over the following two years. Further information about the deferred compensation plan is set forth on page 49 of this proxy statement. We believe that the deferred compensation is consistent with competitive practices in our industry.

Perquisites

        We provide certain of our named executive officers with other benefits, reflected in the All Other Compensation column in the Summary Compensation Table below. We believe the additional benefits are reasonable, competitive and consistent with Triumph's overall executive compensation program. We believe that these benefits generally allow our executives to work more efficiently and in the case of the tax preparation and counseling services, help them to optimize the value received from the compensation and benefit programs offered. The costs of these benefits constitute only a small percentage of each executive's total compensation. Included among the benefits are personal use of the company plane (valued based on the incremental cost to Triumph for fuel, landing fees and other variable costs of operating the airplane, but not including fixed costs that do not change based on usage, such as pilots' salaries, depreciation of the purchase cost of the aircraft and the cost of general maintenance), payment of club dues for Messrs. Frisby and Kornblatt, and tax preparation for Messrs. Ill, Frisby and Kornblatt. Set forth below is the aggregate value of perquisites received by each of our named executive officers during fiscal 2013.

Name	Total ($)
Richard C. Ill	31,265
Jeffry D. Frisby	19,782
M. David Kornblatt	16,784
John B. Wright, II	—
Thomas A. Quigley, III	—
Kevin E. Kindig	—

Employment Agreements

        In June 2007, the Compensation Committee determined that it would be appropriate to provide employment agreements to the executive officers effective only upon the occurrence of a change in control of Triumph. The prospect of a change in control, such as a possible acquisition by another company, causes executives two problems: the executives may be distracted by the need to obtain employment elsewhere; and their personal interest may be at cross purposes with the stockholders' interest in realizing maximum share value. The executives should have a reasonable level of incentive to consummate the deal. A reasonable level of incentive means they have the security to know that there will be sufficient compensation to cover an extended period of seeking comparable jobs in the event that the acquiror terminates their employment. We believe that the change in control employment agreements will afford the executive a reasonable level of incentive to consummate the deal, and Triumph accordingly entered into the agreements with Messrs. Kornblatt, Frisby, Wright and Kindig on March 7, 2008. Further information about the agreements and the benefits offered by Triumph upon consummation of a change in control can be found beginning on page 52 of this proxy statement.

        Since the change in control employment agreements would not be effective until a change in control takes place, the executives will continue to serve at the will of the Board. This allows Triumph to terminate their employment with discretion as to the terms of any severance arrangement except upon the occurrence of a change in control. We believe these agreements recognize the executives' legitimate concern that a transaction in Triumph's long-term interest may necessitate their loss of employment while preserving for Triumph the flexibility to retain senior management in the absence of such a transaction.

Stock Ownership Guidelines

        In September 2010, the Board of Directors amended the stock ownership guidelines, adopted in June 2007, prescribing minimum levels of Triumph stock ownership our senior executives are expected to meet. The ownership target is expressed as a multiple of base salary. As amended, there are three tiers within senior management covered by the guidelines. For the Chief Executive Officer, the multiple is five. For each of a Chairman who is not the CEO, the Chief Operating Officer and the Chief Financial Officer, the multiple is three. For other executive officers and members of senior management, the multiple is one. An executive is required to achieve the guideline within five years of assuming a position subject to the guidelines or assuming a new position subject to a higher level of ownership. All of the executive officers named in the Summary Compensation Table meet the guidelines, except for Mr. Quigley, who was appointed Vice President and Controller within fiscal 2013.

Executive Compensation Tables

Summary Compensation Table

        The following table summarizes the total compensation we paid to Richard C. Ill, Chairman, Jeffry D. Frisby, our Chief Executive Officer, and M. David Kornblatt, Executive Vice President and Chief Financial Officer, and to each of the three most highly compensated executive officers of Triumph, other than the Chief Executive Officer and Chief Financial Officer, for the each of the three fiscal years ended March 31, 2013. We refer to these individuals as the named executive officers in this proxy statement. There is further information about our named executive officers in the 2013 Annual Report on Form 10-K enclosed with this proxy statement, and we incorporate that information into this proxy statement by reference.

Name and Principal Position	Year	Salary ($)	Bonus ($)(3)	Stock Awards ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Richard C. Ill Chairman(1) (former CEO)	2013 2012 2011	560,000 880,000 800,000	352,000 1,408,000 1,300,000	630,000 1,848,000 1,680,000	15,226 44,493 10,762	881,069 162,690 185,561	2,438,295 4,343,183 3,976,353
Jeffry D. Frisby Chief Executive Officer and President(2)	2013 2012 2011	700,000 480,000 425,000	1,120,000 576,000 510,000	1,176,000 672,000 595,000	75,253 155,884 36,484	338,984 135,713 123,056	3,402,237 2,019,597 1,689,540
M. David Kornblatt Executive Vice President and Chief Financial Officer	2013 2012 2011	500,000 470,000 425,000	700,000 564,000 510,000	700,000 658,000 595,000	— — —	342,465 99,733 117,002	2,242,465 1,791,733 1,647,002
John B. Wright, II Vice President, General Counsel and Secretary	2013 2012 2011	291,000 280,000 250,000	275,000 265,000 260,000	244,440 235,000 210,000	— — —	136,058 45,717 49,971	946,498 825,717 769,971
Kevin E. Kindig Vice President and Treasurer	2013 2012 2011	215,000 208,500 197,600	160,000 160,000 155,000	150,500 145,950 132,320	27,421 46,807 18,396	98,736 38,602 41,342	651,657 599,859 544,658
Thomas A. Quigley, III Vice President and Controller	2013	147,600	84,000	—	—	6,798	238,398
(1)
Mr. Ill served as Chief Executive Officer during fiscal 2013 from April 1, 2012 until July 18, 2012. He continues to serve as our Chairman.

(2)
Mr. Frisby became Chief Executive Officer on July 19, 2012. He had previously served as Triumph's President and Chief Operating Officer.

(3)
"Bonus" consists of cash bonuses earned for the fiscal year identified. Such bonuses were earned pursuant to Triumph's annual cash bonus plan for executive officers.

(4)
The "Stock Awards" column reflects the grant date fair value for all restricted stock awards made under the 2004 Stock Incentive Plan for awards earned under the Executive Incentive Plan for the fiscal years identified above. These amounts are determined in accordance with Accounting Standards Codification 718 without regard to any estimate of forfeiture for service vesting. The "Stock Awards" column has been restated for each fiscal year to provide the value of the award earned for each such fiscal year. In each of the fiscal years identified above, each named executive officer, other than Mr. Quigley, also received a restricted cash award equal to 30% of the value of the Executive Incentive Plan award earned. Such restricted cash award is subject to the same forfeiture restrictions as the restricted stock awards.

(5)
Represents changes in value under our Supplemental Retirement Plan (the "SERP") and the split dollar life insurance program (the "Split Dollar Program"). See "Pension Benefits" beginning on page 48 of this proxy statement for additional information, including the present value assumptions used in this calculation.

(6)
All Other Compensation includes (i) settling, upon lapse of all forfeiture restrictions, of restricted cash awards earned in prior fiscal years (for all named executive officers other than Mr. Quigley); (ii) Triumph's match for contributions to the 401(k) plan; (iii) income imputed to the executive officer under Triumph's group's term life insurance policy; (iv) for Messrs. Ill, Frisby and Kindig, income imputed to the executive officers for the death benefit portion of the Split Dollar Program; (v) for Messrs. Ill, Frisby and Kornblatt, personal use of Triumph's airplane; (vi) for Messrs. Ill, Frisby and Kornblatt, payment of club dues; and (vii) for Messrs. Ill, Frisby and Kornblatt, tax preparation allowance. The "All Other Compensation" column has been restated for each fiscal year to provide the settlement of previously earned restricted cash awards. The table below sets forth the restricted cash awards that were paid in the specified fiscal years.

Named Executive Officer	Fiscal Year	Settled Restricted Cash Award Paid	Grant Years for which Awards Were Settled(a)
Richard C. Ill	2013	$828,750	2009 and 2010
	2012	$108,750	2008
	2011	$102,000	2007
Jeffry D. Frisby	2013	$304,800	2009 and 2010
	2012	$49,800	2008
	2011	$47,250	2007
M. David Kornblatt	2013	$315,150	2009 and 2010
	2012	$60,150	2008
	2011	$57,000	2007
John B. Wright, II	2013	$125,100	2009 and 2010
	2012	$35,100	2008
	2011	$33,390	2007
Kevin E. Kindig	2013	$87,800	2009 and 2010
	2012	$28,500	2008
	2011	$27,000	2007

(a)
Represents the year(s) in which the incentive award opportunity was first granted. In 2013, two prior awards were settled: 2009 (four year service requirement) and 2010 (three year service requirement).

Grants of Plan-Based Awards

        The following table lists, for each of the executive officers named in the Summary Compensation Table, information about plan-based awards granted during fiscal 2013.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)(2)
Name	Grant Date	Target		All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
Richard C. Ill	4/19/2012	$570,000	(3)	—	—
Jeffry D. Frisby	4/19/2012	$840,000		—	—
M. David Kornblatt	4/19/2012	$500,000		—	—
John B. Wright, II	4/19/2012	$174,600		—	—
Kevin E. Kindig	4/19/2012	$107,500		—	—

(1)
Effective April 19, 2012, the Compensation Committee awarded an incentive performance-based award to our executive officers payable, if achieved, in shares of restricted stock and a restricted cash payment. Pursuant to the award, the recipient would receive restricted stock and restricted cash valued at a specified percentage of such recipient's base salary, with 70% of the value of the award paid in restricted stock and 30% of the value of the award paid in restricted cash. In order to receive the restricted stock and restricted cash, Triumph must have achieved a return on net assets (as calculated under the terms of the plan) of 17.6%. If the incentive award performance metrics are attained, the restricted stock will be issued in fiscal 2013, subject to vesting, and the award will vest in full in April 2015 and be released to the recipient, provided that such recipient remains employed by Triumph or one of its affiliates through the payment date.

(2)
Subsequent to March 31, 2013, the Compensation Committee determined that Triumph had attained the performance objectives for fiscal 2012 and finalized the incentive award payout as follows: Issuance of restricted shares: Mr. Ill—5,789 and 2,105, Mr. Frisby—14,737, Mr. Kornblatt—8,772, Mr. Wright—3,063 and Mr. Kindig—1,886. The restricted stock awards vest in full no later than June 15, 2015. In addition, it was determined that the cash payments would be made in 2015 as follows: Mr. Ill—$198,000 and $72,000, Mr. Frisby—$504,000, Mr. Kornblatt—$300,000, Mr. Wright—$104,760 and Mr. Kindig—$64,500, provided that the recipient remains employed by Triumph or one of its affiliates through the payment date.

(3)
Consists of $330,000 based on Mr. Ill's service as Chairman and Chief Executive Officer until July 18, 2012 and $240,000 based on Mr. Ill's service as Chairman for the balance of fiscal 2013.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information concerning outstanding equity awards at March 31, 2013.

Name	Option Awards								Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights Not Vested ($)
Richard C. Ill	—	—	—	—	—	6,650		522,025	—	—
	—	—	—	—	—	39,466		3,098,081	—	—
	—	—	—	—	—	29,817		2,340,624	—	—
Jeffry D. Frisby	6,090	—	16.42	11/12/2003	11/12/2013	—		—	—	—
	3,963	—	15.37	4/22/2005	4/22/2015	—		—	—	—
	—	—	—	—	—	3,046		239,111	—	—
	—	—	—	—	—	13,978		1,097,273	—	—
	—	—	—	—	—	10,843		851,175.50	—	—
M. David Kornblatt	—	—	—	—	—	6,000	(4)	471,000	—	—
	—	—	—	—	—	3,678		288,723	—	—
	—	—	—	—	—	13,978		1,097,273	—	—
	—	—	—	—	—	10,617		833,434	—	—
John B. Wright, II	20,000	—	16.25	7/12/2004	7/12/2014	—		—	—	—
	8,000	—	15.37	4/22/2005	4/22/2015	—		—	—	—
	—	—	—	—	—	2,146		168,461	—	—
	—	—	—	—	—	4,934		387,319	—	—
	—	—	—	—	—	3,795		297,907	—	—
Kevin E. Kindig	2,000	—	16.42	11/12/2003	11/12/2013	—		—	—	—
	4,478	—	15.37	4/22/2005	4/22/2015	—		—	—	—
	—	—	—	—	—	1,744		136,904	—	—
	—	—	—	—	—	3,250		255,125	—	—
	—	—	—	—	—	2,355		184,867	—	—
(1)
Options vest in four equal installments on the anniversary of the grant date.

(2)
Represents restricted stock awards made on (a) April 24, 2008, which will vest on April 24, 2012, and (b) April 24, 2009, which will vest on April 24, 2013; and (c) April 24, 2010, which will vest on April 24, 2014.

(3)
With respect to the awards outstanding at fiscal year end, the named executive officers' restricted stock was released from restriction subsequent to March 31, 2012, as payment of a fiscal 2009 performance-based incentive award described in footnotes (2) and (3) to the Grants of Plan-Based Awards table.

(4)
Upon joining Triumph, Mr. Kornblatt was granted 24,000 restricted shares that vest on the third, fourth, fifth and sixth anniversary of the grant date. The fifth anniversary was on June 14, 2012, when 6,000 shares were released.

Option Exercises and Stock Vested

        The following table sets forth information concerning option exercises and stock vested.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Richard C. Ill	102,320	6,712,378	7,920	763,729
Jeffry D. Frisby	4,634	280,310	4,609	349,701
M. David Kornblatt	—	—	8,005	765,769
John B. Wright, II	—	—	4,040	246,561
Kevin E. Kindig	3,182	189,138	3,289	200,978

Pension Benefits

        The following table sets forth information concerning pension benefits of the executive officers for fiscal 2013.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
Richard C. Ill	SERP	20.0	3,233,371	—
	Split Dollar	20.0	1,585,001	—
Jeffry D. Frisby	SERP	17.0	494,096	—
	Split Dollar	17.0	42,752	—
Kevin E. Kindig	SERP	20.0	201,348	—
	Split Dollar	20.0	29,929	—

(1)
Present values were calculated for the SERP using the following actuarial assumptions: Discount Rate—as of March 31, 2013, a discount rate of 4.07% prior to age 65 and 1.87% after age 65; as of March 31, 2012, a discount rate of 4.62% prior to age 65 and 2.25% after age 65; and, for March 31, 2011, 5.58% prior to age 65 and 3.50% after age 65; For Mr. Ill and Mr. Kindig, the Mortality Table used for 2013, 2012 and 2011, was the 1994 Group Annuity Mortality table projected to 2002 and blended 50% Male and 50% Female (Unisex table used for lump sum option under the plan); for Mr. Frisby, the Mortality Table was the table required for minimum lump sums under IRC 417(e). Present values were calculated for the Split Dollar Plan using the following actuarial assumptions: Discount Rate—as of March 31, 2013, a discount rate of 4.07% both prior to and after age 65; as of March 31, 2012, a discount rate of 4.62% both prior to and after age 65; and as of March 31, 2011, 5.58% both prior to and after age 65; Mortality for 2013 and 2012 was the RP 2000 Mortality Table projected as required by the IRS for minimum funding calculations; for 2011, the Mortality Table was the RP 2000 Mortality table (without projection). Note: Richard C. Ill's SERP Present Value was calculated as the greater of the current Lump Sum Value or the Lump Sum Value as of 4/1/2009.

        The total benefits expected to be provided by the Split Dollar program and the SERP are as follows:

	Total Death Benefit	Annual Payment from Split Dollar	Annual Payment from SERP	Total Annual Payment
Richard C. Ill	$3,605,150	$139,097	$221,418	$360,515
Jeffry D. Frisby	$445,900	$4,401	$40,189	$44,590
Kevin E. Kindig	$208,320	$3,217	$17,615	$20,832

        During 2011, the Split Dollar benefits for Mr. Frisby were restructured. One of his policies was reassigned back to the company, with the other policy being frozen with no further premium payments, reducing his Split Dollar benefit to $4,401. In addition, an unfunded SERP was adopted for Mr. Frisby to provide for the benefits lost due to the restructuring of the Split Dollar benefits. The SERP provides for a lump sum distribution upon severance from service with the payment made in five equal installments plus interest. The lump sum payment is based on the 10 year Treasury bond rate if due to severance from employment after age 62, disability, death or change of control; otherwise, the lump sum is calculated using the mortality and interest rates for minimum lump sums under IRC 417(e).

        Expert for the SERP provided to Mr. Frisby, both programs allow for early retirement at age 62 provided that the employee makes an irrevocable election at least 12 months prior to termination of employment. Benefits are reduced by 8% for each year early between ages 62 and 65. In addition, the SERP allows for a lump sum distribution based on the 10 year Treasury bond rate as of the date of retirement, provided that an irrevocable election was made at least 12 months prior to termination. Mr. Ill is currently eligible for normal retirement under both programs. Mr. Ill has also made an election that, upon retirement, he will receive his SERP benefit in the form of a lump sum. If Mr. Ill were to have retired on March 31, 2013, he would have received an annual benefit of $139,097 under the Split Dollar program and a lump sum payment of $3,233,371 under the SERP.

Deferred Compensation

        We offer all of our executives the opportunity to defer all or any part of their bonus for any year. During the deferral period, the deferred amounts are credited interest at the 10 year U.S. Treasury rate plus 2%. During fiscal 2013, this interest rate was 3.98%. The amount is payable at the executive's option, at any time in the future prior to 6 years post retirement in one to five year annual increments, except that, if the executive dies, the aggregate balance deferred at the time of his death is payable to his beneficiaries.

Potential Payments upon Termination or Change of Control

        As of March 31, 2013, our executive officers did not have employment agreements with Triumph. The information below describes and quantifies compensation that would become payable under existing arrangements in the event of termination of such executive officer's employment under several different circumstances. The amounts shown assume that such termination was effective as of March 31, 2013, and thus include amounts earned through such time and are estimates of the amounts that would be paid to the executive officers upon their termination. The actual amounts to be paid can only be determined at the time of such executive officer's separation from Triumph.

        Severance.    In addition to the items described below, payments and benefits provided on a non-discriminatory basis to salaried employees generally and in the event of a change of control as discussed below, the Compensation Committee or the independent directors of the Board may authorize additional severance benefits, although they are not obligated to do so.

        Pension Benefits.    A description of the Split Dollar Life Insurance Program in which Messrs. Ill, Frisby and Kindig participate and the SERP in which Messrs. Ill and Kindig participate, including each of their vested benefits under the programs, is included on page 49 of this proxy statement. Messrs. Kornblatt and Wright do not participate in either the SERP or the Split Dollar program and Mr. Frisby does not participate in the SERP. Neither the SERP nor the Split Dollar Program are available on a non-discriminatory basis to salaried employees generally.

        Stock Options.    Messrs. Ill, Frisby, Wright and Kindig hold stock options issued under our 2004 Stock Incentive Plan. With regard to the outstanding stock options held by Messrs. Ill, Frisby, Wright and Kindig, if the executive officer's employment terminates for any reason, then all options issued under the 2004 Stock Incentive Plan held by the executive officer will terminate ninety days after the executive officer's termination, except as follows:

  •
  if an executive officer's employment terminates as a result of the executive officer's death, then all vested options will remain exercisable and all options may be exercised until expiration of the stated term of the option;

  •
  if an executive officer's employment terminates as a result of the executive officer's disability or retirement due to age, then all exercisable options shall remain exercisable until the expiration of the stated term of the option;

  •
  if an executive officer ceases to be an employee as a result of participation in a voluntary severance incentive program, unless the voluntary severance incentive program provides otherwise, all unvested options will immediately vest and all outstanding options will be exercisable until the expiration of the stated term of the option; and

  •
  if an executive officer ceases to be an employee because of a divestiture by Triumph or termination as part of a workforce restructuring program, the Compensation Committee may, in its sole discretion, make some or all of the outstanding options granted to the executive officer become fully vested, and such options shall remain exercisable until the expiration of the stated term of the option.

        In the event of a change of control (as defined in the 2004 Stock Incentive Plan), the executive officers' stock options do not automatically accelerate. Acceleration of vesting upon a change of control is at the discretion of the Compensation Committee.

        Messrs. Frisby, Wright and Kindig hold stock options issued under our 1996 Stock Option Plan, all of which are fully vested. With regard to the outstanding stock options held by Messrs. Frisby, Wright, and Kindig, if the executive officer's employment terminates for any reason, then all options issued under the 1996 Stock Option Plan held by the executive officer will terminate thirty days after the executive officer' termination, except as follows:

  •
  if an executive officer's employment terminates as a result of the executive officer's death, then all options will remain exercisable until expiration of the stated term of the option; and

  •
  if an executive officer's employment terminates as a result of the executive officer's disability or retirement due to age, then all options shall remain exercisable until the expiration of the stated term of the option.

        The table below sets forth the value each executive officer would have realized upon the exercise of his outstanding options under several different termination and change of control scenarios. Amounts in the table are based on a $78.50 closing price per share of our common stock on March 28,

2013 (the last trading day of fiscal 2013) and assume the executive officer immediately exercised and sold all of their vested stock options.

Name	Voluntary termination; involuntary termination; death; disability; retirement	Termination as part of a
voluntary severance program;
change of control of Triumph
with accelerated vesting;
termination as part of divestiture
or workforce restructuring program
with accelerated vesting

John B. Wright, II	$1,750,040	$1,750,040

Kevin E. Kindig	$406,856	$406,856

Jeffry D. Frisby	$626,546	$626,546

        Restricted Stock.    Messrs. Ill, Frisby, Kornblatt, Wright and Kindig hold restricted stock issued under our 2004 Stock Incentive Plan. The restricted stock awards are made based upon whether Triumph achieves an established performance objective for a particular fiscal year and the market price of Triumph's common stock when it is determined that the performance objective for the fiscal year has been achieved. If Triumph fails to achieve the target performance objective for the fiscal year, the grant would be eliminated altogether. If Triumph achieves the target performance objective for the fiscal year and the grant recipient remains with Triumph for an additional three years following such achievement, the recipient will receive the shares of stock free of restrictions. With regard to the restricted stock held by Messrs. Ill, Kornblatt, Wright and Kindig, if the executive officer's employment terminates for any reason, then all unvested shares of restricted stock held by the executive officer under the 2004 Stock Incentive Plan will be forfeited, except as follows:

  •
  if an executive officer's employment terminates as a result of disability or retirement, the outstanding shares of restricted stock will continue to vest, provided the executive officer refrains from competing with Triumph, does not disclose or improperly use any confidential information of Triumph, discloses and assigns to Triumph any inventions or ideas related to Triumph's business that the executive officer made or conceived during his employment and, in the case of retirement, provides limited consulting services to Triumph, if requested;

  •
  if an executive officer ceases to be an employee as a result of participation in a voluntary severance incentive program, unless the voluntary severance incentive program provides otherwise, all unvested shares of restricted stock will immediately vest and all forfeiture provisions will lapse; and

  •
  if an executive officer ceases to be an employee because of a divestiture by Triumph or termination as part of a workforce restructuring program, the Compensation Committee may, in its sole discretion, make some or all of the executive officer's outstanding restricted stock vested.

        In the event of a change of control (as defined in the 2004 Stock Incentive Plan), the restrictions on the executive officers' restricted stock do not automatically terminate. Termination of restrictions upon a change of control is at the discretion of the Compensation Committee. The aggregate value of each executive officer's outstanding restricted stock awards is included in the "Outstanding Equity Awards at Fiscal Year-End" table on page 47 of this Proxy Statement.

        Executive Incentive Plan.    As discussed on page 41 above, the Board of Directors adopted the Executive Incentive Plan on September 28, 2010. If a participating executive terminates his or her employment with the Company prior to the payment date for an incentive award, other than in the event of death, disability, or retirement, or if a participating executive's employment is terminated by the Company for any reason during the three-year award period, then the incentive award for such award period will be forfeited. In addition, if employment is terminated by the Company for "cause"

(as defined in the Executive Incentive Plan) after the end of an award period but before the incentive award is paid, such award will also be forfeited. An executive whose employment terminates because of death, disability, or retirement after the end of the one-year performance period but before the end of the three-year award period will be entitled to payment of an incentive award at the same time, on the same terms, and subject to the same conditions, as if he or she had remained employed by the Company through the end of the award period. In the event of a change in control (as defined in the Executive Incentive Plan), payment of incentive awards will be accelerated to the date of the change in control.

        Change of Control Employment Agreements.    As discussed on page 43 above, we entered into change of control employment agreements with each of Messrs. Ill, Frisby, Kornblatt, Wright and Kindig on March 7, 2008. Under the agreements, each of these executives will become entitled to additional payments and benefits if his employment is terminated under certain conditions within two years (three years in the case of Messrs. Ill and Kornblatt) following a change of control of Triumph. For the purposes of the agreements, a change of control means one of the following events:

  •
  a person, entity or group becomes beneficial owner of 20% or more of our common stock or voting securities;

  •
  there is generally a change in a majority of the our Board of Directors;

  •
  certain corporate reorganizations occur unless stockholders receive 50% or more of the voting securities of the surviving entity, at least a majority of the Board of Directors of the surviving entity were incumbent members of our Board and no person who did not own stock prior to the corporate reorganization becomes a 20% or more holder of the surviving entity; or

  •
  the stockholders approve a liquidation or dissolution of the company.

        The principal provisions of the change of control employment agreements will only become effective upon the occurrence of a change of control or if the executive's employment is terminated in connection with or in anticipation of a change of control. Under the agreements, each executive's employment with Triumph will continue for two years (three years in the case of Messrs. Ill and Kornblatt) from the date of the change of control (the "Employment Period"). During the Employment Period, the executive will continue in the position he held prior to the change of control and receive generally a monthly base salary at least equal to the highest monthly base salary paid to the executive by Triumph during the year prior to the change of control, an annual bonus in cash at least equal to the highest annual bonus paid to the executive for any of the three fiscal years prior to the change of control (the "Recent Annual Bonus") and incentive, savings, welfare benefit, fringe benefit and retirement plan participation at least equal to those provided to him prior to the change of control.

        The change of control employment agreements provide that if, during the Employment Period, the executive's employment is terminated by Triumph or the company resulting from a business combination other than for cause, death or disability, or is terminated by the executive for good reason (each as defined in the agreements), he will receive, in a lump sum payment, his then current base salary through the date of termination (to the extent not paid), his bonus for the immediately preceding fiscal year if such bonus has been determined but not paid, his accrued but unpaid vacation pay, his unreimbursed business expenses and an amount representing certain severance benefits. The severance benefits under the agreements will consist of:

  •
  a pro-rated bonus for the year in which the date of termination occurs, based on the higher of the Recent Annual Bonus and the executive's annual bonus for the last fiscal year (such higher amount, the "Highest Annual Bonus");

  •
  an amount equal to two times (three times in the case of Messrs. Ill and Kornblatt) (a) the executive's annual base salary plus (b) the Highest Annual Bonus; and

  •
  a payment equal to Triumph's contributions under Triumph's qualified and supplemental defined contribution plans that the executive would have received if he had continued to be employed for two years (three years in the case of Messrs. Ill and Kornblatt) after the date of termination.

        The executive will also receive health and other welfare benefits for two years (three years in the case of Messrs. Ill and Kornblatt) at equal levels of coverage.

        The change of control employment agreements will also provide that if the executive's employment is terminated by Triumph for cause, death or disability, or is terminated by the executive without good reason, such executive will receive his then current base salary through the date of termination, together with all compensation and benefits to which he is entitled under Triumph's benefit plans for periods preceding the date of termination. In addition, if the executive's employment terminates as a result of death or disability, the executive (or his beneficiaries) will receive death or disability benefits, as applicable, a pro-rated bonus for the year in which the date of termination occurs based on the Highest Annual Bonus and his bonus for the immediately preceding fiscal year if such bonus has been determined but not paid, his accrued and unpaid vacation pay and his unreimbursed business expenses. If an executive voluntarily terminates his employment without good reason, he will also receive a pro-rated bonus for the year in which the date of termination occurs based on the Highest Annual Bonus and accrued and unpaid vacation pay and his unreimbursed business expenses.

        Payments upon termination are subject to a six month delay if necessary to avoid additional tax under section 409A of the Code. If a payment is delayed due to section 409A, such payment will earn interest at the applicable federal rate.

        The agreements further provide that if any payment or benefit to an executive, whether pursuant to the agreements or otherwise, is subject to the excise tax imposed by the Code on "excess parachute payments," then an additional payment will be made to such executive so that the amount he receives on a net basis will be the same amount that he would have received absent the applicability of the excise tax. However, to the extent the payment or benefit does not exceed 110% of the specified statutory threshold amount giving rise to excise tax, then no additional payment will be paid and the compensation under the change of control employment agreement will be reduced below such statutory threshold.

        Pursuant to the change of control employment agreements, each executive has agreed to keep confidential all secret or confidential information of Triumph obtained by the executive over the course of his employment.

        Assuming a change in control and termination of employment on March 31, 2013, estimated cash severance payments under the change in control agreements (excluding the value of equity awards, continued health and welfare benefits and outplacement services) would be approximately: Mr. Ill—$12.2 million; Mr. Frisby—$3.6 million; Mr. Kornblatt—$4.2 million; Mr. Wright—$1.9 million; and Mr. Kindig—$1.5 million. In addition, Mr. Frisby would be entitled to an excise tax gross-up estimated to be approximately $1.5 million.

        Accrued Pay and Regular Retirement Benefits.    In addition to the benefits described above, the executive officers are also entitled to certain payments and benefits upon termination of employment that are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include:

  •
  accrued salary and vacation pay;

  •
  life insurance benefits; and

  •
  distributions of plan balances under Triumph's 401(k) plan.

        Similarly, except as described above, upon termination of employment, an executive officer's options and restricted stock awards are subject to the terms applicable to all recipients of such awards under Triumph's applicable plans. We are not obligated to provide any special accelerated vesting of executive officers' options or restricted stock awards.

        Other than items described above, payments and benefits provided on a non-discriminatory basis to salaried employees generally and the change of control context, discussed below, the Compensation Committee or the Board may authorize additional severance benefits, although they are not obligated to do so.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes certain information with respect to our compensation plans and individual compensation arrangements under which our equity securities have been authorized for issuance as of the fiscal year ended March 31, 2013:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	70,888	$15.85	2,306,925
Equity compensation plans not approved by security holders	—	—	—
Total	70,888	$15.85	2,306,925

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        As of May 31, 2013, the following nominees for director, executive officers, all directors and executive officers as a group, and 5% beneficial owners, were known to us to be beneficial owners (as defined in regulations issued by the SEC) of the outstanding common stock shown below.

        A person is deemed to be the beneficial owner of securities that can be acquired by that person within 60 days from May 31, 2013 upon the exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by that person (but not those held by any other person) and that are exercisable within 60 days from May 31, 2013 have been exercised.

        Unless otherwise indicated, the address of each person identified is c/o 899 Cassatt Road, Suite 210, Berwyn, Pennsylvania 19312.

        Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

        The percent of total shares outstanding is based upon 51,721,218 outstanding shares of common stock as of May 31, 2013.

	Shares Beneficially Owned
Name	Number	Percent of Total Shares Outstanding
Richard C. Ill(1)	430,539	*
Jeffry D. Frisby(2)	84,290	*
M. David Kornblatt(3)	66,556	*
John B. Wright, II(4)	51,317	*
Kevin E. Kindig(5)(6)	61,351	*
Paul Bourgon	1,400	*
Elmer L. Doty(7)	7,484	*
Ralph E. Eberhart	—	*
Richard C. Gozon(8)	156,190	*
Adam J. Palmer	—	*
Joseph M. Silvestri(9)	144,100	*
George Simpson	12,000	*
Thomas A. Quigley, III	—	*
John G. Drosdick	10,000	*
William L. Mansfield	—	*
BlackRock, Inc.(10) 40 East 52nd Street New York, NY 10022	3,425,478	6.6%
The Vanguard Group, Inc.(11) 100 Vanguard Blvd. Malvern, PA 19355	3,283,640	6.3%
All executive officers and directors as a group (15 persons)	1,018,227	1.97%

*
Less than one percent.

(1)
Mr. Ill currently holds 37,711 shares of restricted common stock.

(2)
Mr. Frisby currently holds stock options to purchase 10,026 shares of common stock, which options may be exercised in the next 60 days. The amount shown in the table also includes 25,580 shares of restricted common stock.

(3)
Mr. Kornblatt currently holds 25,389 shares of restricted common stock.

(4)
Mr. Wright currently holds stock options to purchase 28,000 shares of common stock, which options may be exercised in the next 60 days. The amount shown in the table also includes 6,858 shares of restricted common stock.

(5)
Mr. Kindig currently holds stock options to purchase 8,720 shares of common stock, which options may be exercised in the next 60 days. The amount shown in the table also includes 4,241 shares of restricted common stock.

(6)
Mr. Kindig disclaims beneficial ownership of 210 shares of common stock beneficially owned by his children.

(7)
Mr. Doty disclaims beneficial ownership of 7,484 shares of common stock beneficially owned by a trust for which he serves as a trustee.

(8)
Mr. Gozon currently holds stock options to purchase 5,000 shares of common stock, which options may be exercised in the next 60 days.

(9)
Mr. Silvestri disclaims beneficial ownership of 16,000 shares of common stock beneficially owned by trusts or other entities for which he or his spouse serves as officer or trustee.

(10)
Information is based on a Schedule 13G/A filed by BlackRock, Inc. on February 5, 2013. The Schedule 13G/A reports that on December 31, 2012, BlackRock, Inc. had sole voting power and sole dispositive power over 3,425,478 shares. The address of BlackRock, Inc., is 40 East 52nd Street, New York, NY 10022.

(11)
Information is based on Schedule 13G/A filed by The Vanguard Group, Inc. on February 11, 2013. The Schedule 13G/A reports that on December 31, 2012, The Vanguard Group, Inc. had sole voting power over 36,513 shares and sole dispositive power over 3,247,127 shares. The address of The Vanguard Group, Inc., is 100 Vanguard Boulevard, Malvern, PA 19355.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Directors, officers and 10% holders are required by SEC regulations to send us copies of all of the Section 16(a) reports they file, except that Mr. Simpson filed one late Form 4. Based solely upon a review of the copies of the forms sent to us and the representations made by the reporting persons to us, we believe that during the fiscal year ended March 31, 2013, our directors, officers and 10% holders complied with all filing requirements under Section 16(a) of the Exchange Act.

STOCKHOLDER PROPOSALS—2014 ANNUAL MEETING

        Proposals of stockholders intended to be presented at the annual meeting of stockholders in 2014 must be received by February 13, 2014 to be considered for inclusion in our proxy statement and form of proxy relating to that meeting. If any stockholder wishes to present a proposal to the 2014 annual meeting of stockholders that is not included in our proxy statement for that meeting and fails to submit that proposal to the Secretary of Triumph on or before April 19, 2014, then we will be allowed to use our discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in our proxy statement. Stockholder proposals should be directed to the Secretary, at our address set forth on the first page of this proxy statement.

 HOUSEHOLDING OF PROXY MATERIALS

        Certain stockholders who share the same address may receive only one copy of the Proxy Statement and our 2013 Annual Report to Stockholders in accordance with a notice delivered earlier this year from such stockholders' bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as "householding," is designed to reduce printing and postage costs. Stockholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or commence householding may request or discontinue householding, or may request a separate copy of the Proxy Statement or the Annual Report, either by contacting their bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or contacting us by telephone at (610) 251-1000 or in writing at 899 Cassatt Road, Suite 210, Berwyn, PA 19312, Attention: Secretary. Stockholders who are requesting to commence or discontinue householding should provide their name, the name of their broker, bank or other record holder, and their account information.

ANNUAL REPORT ON FORM 10-K

        We will promptly provide without charge to each person solicited by this proxy statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2013, including financial statements and the schedules thereto. Such written and any oral requests should be directed to Triumph Group, Inc. at 899 Cassatt Road, Suite 210, Berwyn, PA 19312, Attention: Secretary, (610) 251-1000.

By order of the Board of Directors, John B. Wright, II

June 13, 2013

Appendix A

TRIUMPH GROUP, INC.

EXECUTIVE INCENTIVE PLAN

(Effective September 28, 2010)

ARTICLE I

DEFINITIONS

        As used in this Plan, the following terms shall have the meanings herein specified:

        1.1   2004 Plan—shall mean the Triumph Group, Inc. 2004 Stock Incentive Plan, pursuant to which any Earned Stock Award or Triumph Stock awarded under this Plan shall be issued.

        1.2   Award Period—shall mean a period of three consecutive Plan Years, which shall include a Performance Period followed by a Forfeiture Period.

        1.3   Board of Directors—shall mean the Board of Directors of the Company.

        1.4   Cause—shall mean:

          (a)   the willful and continued failure of the Participant to perform substantially the Participant's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or following notice of employment termination by the Participant) after a written demand for substantial performance is delivered to the Participant by the Board of Directors or any employee of the Company with supervisory authority over the Participant that specifically identifies the manner in which the Board of Directors or such supervising employee believes that the Participant has not substantially performed the Participant's duties; or

          (b)   the willful engaging by the Participant in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company.

No act, or failure to act, on the part of the Participant shall be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant's action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board of Directors, or if the Company is not the ultimate parent corporation of the Company's affiliates and is not publicly-traded, the board of directors of the ultimate parent of the Company (the "Applicable Board"), or (B) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company. The cessation of employment of the Participant shall not be deemed to be for Cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding the Participant, if the Participant is a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to the Participant and the Participant is given an opportunity, together with counsel for the Participant, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, the Participant is guilty of the conduct described in Section 1.3(a) or 1.3(b), and specifying the particulars thereof in detail.

        1.5   Change of Control—shall mean:

          (a)   Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the

  "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Section 1.4, the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (iv) any acquisition pursuant to a transaction that complies with Sections 1.4(c)(A), 1.4(c)(B) and 1.4(c)(C);

          (b)   Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors;

          (c)   Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination; or

          (d)   Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

No event or transaction described in this Section 1.4 shall constitute a "Change of Control" unless such event or transaction constitutes a "change in control event" within the meaning of Treas. Reg. § 1.409A-3(i)(5).

        1.6   Code—shall mean the Internal Revenue Code of 1986, as amended.

        1.7   Committee—shall mean the Compensation and Management Development Committee of the Board of Directors.

        1.8   Company—shall mean Triumph Group, Inc., a Delaware corporation. The term "Company" shall include a subsidiary or affiliate of Triumph Group, Inc. or a corporation succeeding to the business of Triumph Group, Inc. or a subsidiary or affiliate of Triumph Group, Inc. by merger, consolidation or liquidation or purchase of assets or stock or similar transaction.

        1.9   Earned Cash Award—shall mean thirty percent (30%) of the value of an Earned Incentive Award on the date the Committee determines the Earned Incentive Award under Section 6.1(a), which amount shall be paid in cash.

        1.10 Earned Incentive Award—shall mean the amount of an Incentive Award earned based on the achievement of the Performance Goals over the Performance Period.

        1.11 Earned Stock Award—shall mean seventy percent (70%) of the value of an Earned Incentive Award on the date the Committee determines the Earned Incentive Award under Section 6.1(a), which amount shall be paid in the form of a Stock Award pursuant to the 2004 Plan.

        1.12 Fair Market Value—shall mean, as of any date and in respect of any share of Triumph Stock, the closing price on such date of a share of Triumph Stock on such date in the New York Stock Exchange Composite Transactions on such date, or if no sale shall have been made on such exchange on that date, the closing price of a share of Triumph Stock in New York Stock Exchange Composite Transactions on the last preceding date on which there was a sale. If there is no sale of shares of Triumph Stock on the New York Stock Exchange for more than ten (10) days immediately preceding such date, the Fair Market Value of the shares of Triumph Stock shall be as determined by the Committee in such other manner as it may deem appropriate.

        1.13 Forfeiture Period—shall mean the final two Plan Years of an Award Period.

        1.14 Incentive Award—shall mean the award granted to a Participant under this Plan.

        1.15 Overachievement Performance—shall mean the level of attainment of Performance Goals for a Performance Period at which 200% of a Target Incentive Award will be earned.

        1.16 Participant—shall mean a person participating or eligible to participate in the Plan, as determined under Section 2.4.

        1.17 Performance Goals—shall mean shall mean the objective financial or operating goals established by the Committee in accordance with section 162(m) of the Code. Such Performance Goals may include specific targeted amounts of, or changes in, return on net assets ("RONA"), earnings per share on a fully diluted basis, operating income, earnings before interest, taxes, depreciation and amortization ("EBITDA"), working capital, sales growth and/or internal rate of return on capital expenditures. Performance Goals may be applied on an absolute Company, division or subsidiary basis or relative to performance of peer group companies or other external measure of the selected Performance Goal. A Performance Goal may include or exclude items that measure specific objectives, such as the cumulative effect of changes in generally accepted accounting principles, losses resulting from discontinued operations, securities gains and losses, restructuring, merger-related and other nonrecurring costs, amortization of goodwill and other intangible assets, extraordinary gains or losses and any unusual, nonrecurring gain or loss that is separately quantified in the Company's financial statements. Performance Goals expressed on a per-share basis shall, in case of a recapitalization, stock dividend, stock split or reverse stock split affecting the number of outstanding shares of the Company, be mathematically adjusted by the Committee so that the change in outstanding shares of the Company does not cause a substantive change in the applicable Performance Goal. The Committee may adjust

Performance Goals for any other objective events or occurrences which occur during an Award Period, including, but not limited to, changes in applicable tax laws or accounting principles.

        1.18 Performance Period—shall be mean the first Plan Year of an Award Period.

        1.19 Plan—shall mean this Triumph Group, Inc. Executive Incentive Plan, effective as of the date set forth in Section 2.2.

        1.20 Plan Year—shall mean the fiscal year of the Company (April 1 - March 31).

        1.21 Retirement—shall mean retirement under the Company's retirement plans.

        1.22 Target Incentive Award—shall mean, for a Participant, the Incentive Award, expressed as a percentage of the Participant's base salary in effect on the last day of the Performance Period on which the Participant is employed with the Company, that the Participant will earn during a Performance Period, subject to the attainment of the Performance Goals at target during the Performance Period and subject to the other terms and conditions of this Plan, including, but not limited to, the forfeiture restrictions set forth in Section 3.2.

        1.23 Target Performance—shall mean the level of attainment of Performance Goals for a Performance Period at which a Target Incentive Award will be earned.

        1.24 Threshold Performance—shall mean the level of attainment of Performance Goals for a Performance Period at which 50% of the Target Incentive Award will be earned and below which no Incentive Award will be earned.

        1.25 Triumph Stock—shall mean the common stock of the Company.

ARTICLE II

BACKGROUND, PURPOSE AND ELIGIBILITY

        2.1    Purpose.    The purpose of the Plan is to promote the achievement of the Company's short- and long-term, targeted business objectives by providing competitive incentive reward opportunities to those selected executive officers who can significantly impact the Company's performance. The Plan enhances the Company's ability to attract, develop and motivate individuals as members of a talented management team while aligning their interest with those of the shareholders.

        2.2    Effective Date.    The Plan is effective as of September 28, 2010, the date it was approved by the Board of Directors.

        2.3    Administration.    The Committee shall have full power and authority to construe, interpret and administer the Plan and to make rules and regulations subject to the provisions of the Plan. All decisions, actions, determinations or interpretations of the Committee shall be made in its sole discretion and shall be final, conclusive and binding on all parties.

        2.4    Eligibility and Participation.    Participation in the Plan is limited to senior executives of the Company who are designated as Participants by the Committee. No later than ninety (90) days after the beginning of each Award Period, the Committee shall designate, in writing, the Participants who are eligible to receive an Incentive Award for such Award Period.

ARTICLE III

INCENTIVE AWARDS

        3.1    Incentive Awards.    For each Award Period, the Committee shall designate (a) the Target Incentive Award for each Participant and (b) the Performance Goals applicable to each Incentive Award. The amount of any Incentive Award earned will be based on the attainment of the designated

Performance Goals over the Performance Period, subject to reduction following the Forfeiture Period, as provided in Section 3.2 below. In no event may a Participant earn an Incentive Award that is more than 200% of his or her Target Incentive Award.

        3.2    Forfeiture.    One-third of a Participant's Earned Incentive Award shall be forfeited in the event that a level of Threshold Performance is not attained, on average over the Award Period.

ARTICLE IV

PERFORMANCE GOALS

        4.1    Performance Goals.    No later than ninety (90) days after the beginning of an Award Period, the Committee will establish, in writing, the Performance Goals and the Threshold Performance, Target Performance and Overachievement Performance levels for the applicable Performance Period and Award Period. Performance between the Threshold, Target and Overachievement Performance levels shall be linear. In establishing the Performance Goals, the Committee shall take the necessary steps to ensure that the ability to achieve the pre-established goals is uncertain at the time the goals are set. The established written Performance Goals and the Threshold Performance, Target Performance, Overachievement Performance levels shall be written in terms of an objective formula, whereby any third party having knowledge of the relevant Company performance results could calculate the amount to be paid. Such Performance Goals may vary by Participant and by Incentive Award. The Committee, in its discretion (and within the time prescribed by section 162(m) of the Code), may adjust or modify the calculation of Performance Goals to prevent dilution or enlargement of the rights of Participants: (a) In the event of, in recognition of, or in anticipation of, any unanticipated, unusual nonrecurring or extraordinary corporate item, transaction, event, or development; or (b) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

        4.2    Covered Employees.    Unless otherwise determined by the Committee, if any provision of the Plan or any Incentive Award granted to an individual who is a "covered employee" as such term is defined under section 162(m) of the Code and guidance thereunder would not comply with section 162(m) of the Code, such provision or Incentive Award shall be construed or deemed amended to conform to section 162(m) of the Code.

ARTICLE V

TERMINATION OF EMPLOYMENT

        5.1    Forfeiture.    If a Participant terminates his or her employment with the Company for any reason other than Retirement, death or permanent disability (as determined by the Committee) or if the Company terminates a Participant's employment for any reason, in each case prior to the last day of any Award Period, such Participant will not receive payment of any Incentive Award for such Award Period. Likewise, if the Participant's employment with the Company is terminated for Cause during or after completion of an Award Period and prior to the date the Earned Cash Award is paid and the forfeiture and transfer restrictions lapse with respect to the Earned Stock Award, the Participant will forfeit all rights to payment of the Earned Cash Award and the Earned Stock Award.

        5.2    Death, Disability and Retirement.

          (a)   A Participant whose employment terminates during the Performance Period as a result of death or permanent disability (as determined by the Committee) or due to Retirement, will forfeit the Incentive Award granted with respect to that Performance Period.

          (b)   A Participant whose employment terminates following the Performance Period for an Incentive Award, but prior to the end of the Award Period, as a result of death or permanent disability (as determined by the Committee), or due to Retirement, will receive payment of the

  Incentive Award, subject to reduction pursuant to Section 3.2, at the same time, and subject to the same Incentive Award terms, as he or she would have received or been subject to if he or she had remained employed with the Company through the end of the Award Period.

ARTICLE VI

TIMING, FORM OF PAYMENT

        6.1    Determination of Earned Incentive Award.

          (a)   As soon as practicable following the end of the Performance Period, the Committee shall determine each Participant's Earned Incentive Award, if any, based on the attainment of Performance Goals during the Performance Period and shall certify in writing that the applicable Performance Goals, and any other material terms and conditions of the Incentive Award, have been satisfied for the Performance Period. In making this determination, the Committee will be entitled to rely upon an appropriate officer's certificate from the Company's Chief Financial Officer.

          (b)   The value of a Participant's Earned Incentive Award shall be divided between an Earned Cash Award and an Earned Stock Award, with the Earned Cash Award equal to 30% of the value of the Earned Incentive Award and the Earned Stock Award equal to 70% of the value of the Earned Incentive Award. The number of shares of Common Stock subject to the Earned Stock Award shall be determined by dividing the Earned Stock Award by the Fair Market Value of a share of Triumph Stock on the date the Committee determines the Earned Incentive Award under Section 6.1(a).

          (c)   A Participant's Earned Stock Award shall be issued to him or her no later than the June 15th immediately following the Performance Period in the form of a Stock Award under the 2004 Plan. In addition to being subject to the terms and provisions of the 2004 Plan, such Stock Award shall be subject to forfeiture and transfer restrictions through the end of the Award Period under this Plan, which restrictions will be specified in the applicable Stock Award Agreement.

        6.2    Certification and Payment of Incentive Award.

          (a)   As soon as practicable following the end of the Award Period, the Committee shall determine the average level at which the Performance Goals have been attained for the Award Period, and determine whether any Earned Incentive Awards are subject to reduction pursuant to Section 3.2. In making this determination, the Committee will be entitled to rely upon an appropriate officer's certificate from the Company's Chief Financial Officer. To the extent that any Earned Incentive Award is subject to the one-third reduction described in Section 3.2, such reduction shall reduce each of the Earned Cash Award and Earned Stock Award portions of the Earned Incentive Award by one-third.

          (b)   Following the Award Period and prior to the payment of any Earned Cash Award and the lapse of any forfeiture and transfer restrictions on any Earned Stock Award under this Plan, the Committee shall certify in writing that the applicable Performance Goals, and any other material terms or conditions of the Incentive Award, have been satisfied. In making this certification, the Committee will be entitled to rely upon an appropriate officer's certificate from the Company's Chief Financial Officer.

          (c)   Upon approval by the Committee of the individual Incentive Awards for each Participant, payment of the individual Incentive Awards will be made, less the withholding of appropriate taxes, as follows. Between April 1 and June 15 immediately following the Award Period, (i) a Participant will receive a cash payment equal to the value of the Earned Cash Award, subject to any reduction pursuant to Section 6.2(a) and 6.2(d), and (ii) the transfer and forfeiture restrictions applicable to any Earned Stock Award will lapse and the Participant will be issued unrestricted shares of Triumph Stock in respect of the Earned Stock Award, subject to any reduction pursuant to Section 6.2(a) and 6.2(d). In the event that a Participant has died prior to receiving an Incentive Award to which he is entitled, the Company shall pay such Incentive Award to the beneficiary designated in writing by the Participant to the Committee, or in the absence of a designated beneficiary, to the Participant's estate.

          (d)   The Committee will have the discretion, by Participant and by grant, to reduce (but not to increase) some or all of the amount of any Incentive Award that would otherwise be payable by reason of the satisfaction of the Performance Goals. In making any such determination, the Committee is authorized to take into account any such factor or factors it determines are appropriate, including but not limited to Company, business unit and individual performance; provided, however, the exercise of such negative discretion with respect to one Participant may not be used to increase the amount of any award otherwise payable to another Participant.

        6.3    Clawback Provision.    The Company shall have the right to recoup or "claw back" any payment made with respect to a Participant under the Plan to the extent necessary to comply with applicable Federal securities laws.

ARTICLE VII

CHANGE OF CONTROL

        7.1    Change of Control.    In the event of a Change of Control during the Award Period for an Incentive Award, the Incentive Award shall be accelerated and paid within sixty (60) days following the Change of Control.

          (a)   In the event that the Change of Control occurs during the Performance Period, the amount payable in respect of an Incentive Award shall be equal to the Participant's highest Earned Incentive Award under the Plan or annual bonus earned under the Company's annual incentive plans, or any comparable bonus under any predecessor or successor plan, for the last three full fiscal years prior to the Change of Control. In the sole discretion of the Committee, all or a portion of the Incentive Award that becomes payable pursuant to this Section 7.1(a) may be paid in shares of Triumph Stock, which shall be issued under the 2004 Plan. If any portion of such an Incentive Award is paid in shares of Triumph Stock, the number of shares to be delivered shall be determined by dividing the portion of the Incentive Award payable in Triumph Stock by the Fair Market Value of such Triumph Stock on the date of the Change in Control.

          (b)   In the event that the Change of Control occurs after the end of the Performance Period, but prior to the end of the Award Period, the amount payable in respect of an Incentive Award shall be equal to the Earned Incentive Award for the Award Period. The Earned Cash Award will be paid in cash and the Earned Stock Award will be paid in unrestricted shares of Triumph Stock issued under the 2004 Plan or in cash equal to the value of the number of shares of Triumph Stock subject to the Earned Stock Award on the date of the Change in Control.

ARTICLE VIII

MISCELLANEOUS

        8.1    Awards of Triumph Stock.    No additional shares of Triumph Stock, whether newly authorized or treasury shares, are authorized for issuance under this Plan. Any Earned Stock Award granted under this Plan, and any shares of Triumph Stock otherwise issued in payment of an Incentive Award shall be made under the 2004 Plan and shall be subject to the terms and conditions of such 2004 Plan.

        8.2    No Right to Compensation or Employment.    Nothing in this Plan or in any agreement or other instrument executed pursuant thereto shall be construed as conferring upon any Participant the right to receive executive incentive compensation or to be continued in the employ of the Company and any rights conferred by this Plan may not be transferred, sold, assigned, pledged, anticipated or otherwise disposed of other than by will or intestate laws.

        8.3    No Section 83(b) Election.    No Participant may make an election under section 83(b) of the Code with respect to any Earned Stock Award paid hereunder.

        8.4    Amendment.    This Plan may be amended at any time by the Committee and may be terminated in whole or in part at any time by the Board of Directors. No such action may reduce the amount of any Earned Incentive Award that has not yet been paid or accelerate the payment date of any Earned Incentive Award, except as permitted under section 409A of the Code. No amendment requiring shareholder approval under section 162(m) of the Code will be made without obtaining such shareholder approval. This Plan shall be effective until the shareholders' meeting that occurs in the fifth year following the year in which shareholders approve the terms of the Plan for the first Award Period.

        8.5    No Set-Aside.    Nothing in this Plan shall obligate the Company to set aside funds to pay for the Incentive Awards determined hereunder.

        8.6    Withholding.    The Company shall have the right to make all payments and distributions pursuant to the Plan to a Participant, net of any applicable Federal, State and local taxes required to be paid or withheld. The Company shall have the right to withhold from wages, Incentive Award payments, or other amounts otherwise payable to such Participant such withholding taxes as may be required by law, or to otherwise require the Participant to pay such withholding taxes.

        8.7    Successors and Assigns    The Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

        8.8    Construction.    The validity, construction and effect of the Plan or any Incentive Award payable hereunder shall be determined in accordance with the laws of the Commonwealth of Pennsylvania.

Appendix B

TRIUMPH GROUP, INC.
2013 EQUITY AND CASH INCENTIVE PLAN

1.     Purpose of the Plan.

        The purpose of the Plan is to encourage ownership in the Company by officers and other key personnel whose long-term employment is considered essential to the Company's continued progress and, thereby, encourage recipients to act in the stockholders' interest and share in the Company's success.

2.     Definitions.

        As used herein, the following definitions shall apply:

          (a)   "Affiliate" means any entity that is, directly or indirectly, controlled by, under common control with or controlling the Company or any entity in which the Company has a significant ownership interest as determined by the Committee.

          (b)   "Award" means a Cash Award, Stock Award, RSU or Option granted in accordance with the terms of the Plan.

          (c)   "Awardee" means an Employee of the Company or any Affiliate who has been granted an Award under the Plan.

          (d)   "Award Agreement" means a Stock Award Agreement, an RSU Award Agreement, an Option Agreement or a Cash Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Committee, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

          (e)   "Board" means the Board of Directors of the Company.

          (f)    "Cash Award" means an Award made under Section 11 of this Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the "Cash Award Agreement").

          (g)   "Change in Control" means any of the following:

                i.  Any individual, entity or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (iv) any acquisition pursuant to a transaction that complies with (iii)(A), (iii)(B) and (iii)(C) of this definition;

               ii.  Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent

    Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors;

              iii.  Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination; or

              iv.  Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          The Committee, in its discretion, may determine that if any of the foregoing events occurs, it will not be considered a Change in Control for purposes of outstanding Awards under this Plan.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended.

          (i)    "Committee" means the Compensation and Management Development Committee of the Board.

          (j)    "Common Stock" means the common stock of the Company.

          (k)   "Company" means Triumph Group, Inc., a Delaware corporation, or its successor.

          (l)    "Disability" means that the Awardee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 6 months; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 8 of this Plan, the term Disability shall have the meaning ascribed to it under section 22(e)(3) of the Code. Whether an individual has a Disability shall be determined by the

  Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 8, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which an Awardee participates.

          (m)  "Employee" means a regular, active employee of the Company or any Affiliate.

          (n)   "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

          (o)   "Fair Market Value" means, with respect to a Share, unless the Committee determines otherwise, the closing price of a Share in New York Stock Exchange Composite Transaction on the relevant date, or if no sale shall have made on such exchange on that date, the closing price of a Share in New York Stock Exchange Composite Transaction on the last preceding day on which there was a sale.

          (p)   "Grant Date" means the date as of which an Award is granted.

          (q)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of section 422 of the Code and the regulations promulgated thereunder.

          (r)   "Nonstatutory Stock Option" means an Option that is not intended to qualify as an Incentive Stock Option.

          (s)   "Option" means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the "Option Agreement"). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

          (t)    "Participant" means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

          (u)   "Performance Goals" means the following objective financial or operating goals established by the Committee in accordance with section 162(m) of the Code, for a Performance Period with respect to any Award under the Plan, used individually or in ratios or other combinations: (i) specific targeted amounts of, or changes in, return on net assets ("RONA"); (ii) earnings per share on a basic or fully diluted basis; (iii) operating income; (iv) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (v) working capital; (vi) sales growth; (vii) internal rate of return on capital expenditures; or (viii) attainment of certain levels of TSR of the Company either alone or relative to TSR of a selected group of companies. Performance Goal(s) may be applied on an absolute Company, division, subsidiary or Affiliate basis or relative to performance of peer group companies or other external measure of the selected Performance Goal. A Performance Goal may include or exclude items that measure specific objectives, such as the cumulative effect of changes in generally accepted accounting principles, losses resulting from discontinued operations, securities gains and losses, restructuring, merger-related and other nonrecurring costs, amortization of goodwill and other intangible assets, extraordinary gains or losses and any unusual, nonrecurring gain or loss that is separately quantified in the Company's financial statements. Performance Goals expressed on a per-share basis shall, in case of a recapitalization, stock dividend, stock split or reverse stock split affecting the number of outstanding shares of the Company, be mathematically adjusted by the Committee so that the change in outstanding shares of the Company does not cause a substantive change in the applicable Performance Goal. The Committee may adjust Performance Goals for any other objective events or occurrences which occur during an Award Period, including, but not limited to, changes in applicable tax laws or accounting principles.

          (v)   "Performance Period" means the period established by the Committee for an Award for which Performance Goals are established.

          (w)  "Plan" means this Triumph Group, Inc. 2013 Equity and Cash Incentive Plan, as set forth herein and as amended from time to time.

          (x)   "Repriced" means (i) any transaction performed with the intent or effect of (A) reducing the exercise price of any outstanding Option, (B) cancelling or exchanging outstanding Options in exchange for cash, other Awards or replacement Options, including through a tender offer process, with exercise prices that are less than the exercise price of the cancelled or exchanged Options, or (C) any similar share exchange transaction involving outstanding Awards; or (ii) any transaction defined as repricing under the New York Stock Exchange rules for listed companies.

          (y)   "Retirement" means retirement from active employment with the Company or a Subsidiary pursuant to its relevant policy on retirement as determined by the Committee.

          (z)   "RSU" means a restricted stock unit as set forth in Section 10 of this Plan.

          (aa) "RSU Award" means an Award of RSUs in accordance with Section 10 of this Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the "RSU Award Agreement").

          (bb) "Share" means a share of Common Stock, as adjusted, if applicable, in accordance with Section 15 of the Plan.

          (cc) "Stock Award" means an award or issuance of Shares made under Section 9 of the Plan.

          (dd) "Subsidiary" means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

          (ee) "Termination of Employment" means, with respect to any Employee, the Employee's ceasing to be an Employee; provided, however, that for Incentive Stock Option purposes, Termination of Employment will occur when the Awardee ceases to be an employee (as determined in accordance with section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Committee shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

          (ff)  "TSR" means Total Shareholder Return, the increase in value of a company over a period of time, plus dividends paid by such company during such period.

3.     Shares Subject to the Plan.

        (a)    Aggregate Limits.    Subject to Section 15(a), the aggregate number of Shares subject to Awards granted under the Plan is 5,000,000 Shares; provided, however, that the aggregate number of Shares issued under the Plan as Stock Awards or RSUs shall not exceed 3,500,000 Shares. Any Shares subject to Awards that are cancelled, expire or are forfeited without the issuance of any Shares shall be available for re-grant under the Plan. Notwithstanding anything to the contrary contained herein, Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (i) Shares tendered in payment of the Option exercise price, or (ii) Shares delivered to or withheld by the Company to satisfy any tax withholding obligation. Shares issued in payment of any Award may either be authorized and unissued Shares or treasury Shares.

        (b)    Code Sections 162(m), 422 and 409A.    Subject to Section 15(a), the aggregate number of Shares subject to stock-based Awards granted under the Plan during any calendar year to any one

Awardee shall not exceed 150,000, except that in connection with his or her initial service, an Awardee may be granted Awards covering up to an additional 100,000 Shares. Subject to Section 15(a), the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan is 5,000,000 Shares. The maximum aggregate Cash Award to any one Awardee for any designated Performance Period is $5,000,000. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under Section 15(a) only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance based compensation" under section 162(m) of the Code, the ability to grant or constitute a "modification" in the case of Incentive Stock Options as defined in section 424 of the Code, or in the case of Nonstatutory Stock Options, constitute a "modification" within the meaning of section 409A of the Code.

4.     Administration of the Plan.

        (a)    Procedure.

              i.  Administrator.    The Plan shall be administered by the Committee.

             ii.  Section 162.    To the extent that the Committee determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of section 162(m) of the Code, Awards to "covered employees" within the meaning of section 162(m) of the Code or Employees that the Committee determines may be "covered employees" in the future shall be made by a Committee of two or more "outside directors" within the meaning of section 162(m) of the Code. Without limiting the foregoing, Awards made under the Plan to "covered employees" as a result of a determination of the Committee that such Awards are earned under the Company's 2010 Executive Incentive Plan, or any similar future incentive compensation plan, shall be issued in compliance with section 162(m) of the Code.

            iii.  Delegation of Authority for the Day-to-Day Administration of the Plan.    Except to the extent prohibited by applicable law (including applicable stock exchange rules), the Committee may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in the Plan. Such delegation may be revoked at any time.

        (b)    Powers of the Committee.    Subject to the other provisions of the Plan, the Committee shall have the authority, in its discretion:

              i.  to select the Employees to whom Awards are to be granted hereunder;

             ii.  to determine the number of Shares to be covered by each Award granted hereunder;

            iii.  to determine the type of Award to be granted to the selected Employees;

            iv.  to approve forms of Award Agreements for use under the Plan;

             v.  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

            vi.  to correct administrative errors;

           vii.  to construe and interpret the terms of the Plan and Awards granted under to the Plan;

          viii.  to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures;

            ix.  to prescribe, amend and rescind rules and regulations relating to the Plan;

             x.  to modify or amend each Award, including, but not limited to, the acceleration of vesting or exercisability; provided, however, that any such amendment is subject to Section 16 and may not impair any outstanding Award unless agreed to in writing by the Participant;

            xi.  to allow Participants to satisfy withholding tax amounts by electing (in such form and under such conditions as the Committee may provide) to have the Company withhold from the Shares to be issued upon exercise of a Nonstatutory Stock Option or vesting or lapse of forfeiture of a Stock Award or RSU Award, that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld;

           xii.  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee;

          xiii.  to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation: (A) restrictions under an insider trading policy; and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

          xiv.  to determine the duration and purpose of leaves of absences which may be granted to an Awardee without constituting termination of their employment or service for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies, subject to the requirements of section 409A of the Code; and

           xv.  to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

        (c)    Effect of Committee's Decision.    All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5.     Eligibility.

        Awards may be granted only to Employees.

6.     Term of Plan.

        The Plan shall become effective upon its approval by stockholders of the Company at the 2013 Annual Meeting of stockholders. It shall continue in effect for a term of ten (10) years from the effective date of the Plan, unless an amendment to extend the term is approved by stockholders of the Company under Section 16.

7.     Term of Awards.

        The term of each Award shall be determined by the Committee and stated in the Award Agreement. In the case of an Option, the term shall be no longer than ten (10) years from the Grant Date.

8.     Options.

        (a)    General.    Each Option shall be evidenced by an Option Agreement, the terms and conditions of which are consistent with the following:

              i.  Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

             ii.  No Option Repricings.    Other than in connection with a change in the Company's capitalization (as described in Section 15(a)), the exercise price of an Option may not be Repriced without stockholder approval.

            iii.  Vesting Period, Performance Goals and Exercise Dates.    Options granted under the Plan shall vest and be exercisable at such time, subject to achievement of designated Performance Goals or in such installments during the period prior to the expiration of the Option's term as determined by the Committee.

            iv.  Form of Consideration.    The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

            (1)   cash;

            (2)   check or wire transfer (denominated in U.S. Dollars);

            (3)   subject to any conditions or limitations established by the Committee, Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised or applicable withholding taxes at the minimum applicable rate arising as a result of such exercise;

            (4)   consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Committee;

            (5)   such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable law; or

            (6)   any combination of the foregoing methods of payment.

        (b)    Option Limitations/Terms.

              i.  Eligibility for Incentive Stock Options.    Only employees (as determined in accordance with section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

             ii.  $100,000 Limitation for Incentive Stock Options.    Notwithstanding the designation "Incentive Stock Option" in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 8(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

        (c)    Effect of Termination of Employment on Options.

              i.  General.    Unless otherwise provided in the Option Agreement, upon an Awardee's Termination of Employment other than as a result of circumstances described in Section 13, any outstanding vested Option granted to such Awardee, to the extent not theretofore exercised, shall terminate 90 days after the date of the Awardee's Termination of Employment. Any unvested Options terminate upon an Awardee's Termination of Employment unless otherwise determined by the Committee.

             ii.  Specific Termination Events.    The impact of specific termination events set forth in Section 13 shall apply to Options unless varied in an Option Agreement.

        (d)    Exercise of an Option.

              i.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Option Agreement.

             ii.  An Option shall be deemed exercised when the Company receives (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; (ii) full payment for the Shares with respect to which the related Option is exercised; and (iii) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes.

            iii.  Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Committee or pursuant to the Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareowner shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

            iv.  An Option may not be exercised for a fraction of a Share.

9.     Stock Awards.

        Each Stock Award shall be evidenced by a Stock Award Agreement, the terms and conditions of which are consistent with the following:

        (a)    Restrictions and Performance Goals.    Stock Awards shall be earned, and forfeiture restrictions shall lapse, at such time, in such installments, or subject to such Performance Goal(s) as established under Section 12(a) and with such Performance Period as determined by the Committee.

        (b)    Forfeiture.    Unless otherwise provided in the Stock Award Agreement, upon the Awardee's Termination of Employment (other than as provided below in Section 13), the Shares subject to a Stock Award that have not been earned pursuant to the Stock Award Agreement shall be forfeited.

        (c)    Rights as a Stockholder.    The Awardee shall be a stockholder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) upon the grant of the Stock Award; provided, however, such rights are forfeited if the Shares subject to the Stock Award are forfeited, and no certificate representing ownership of the Shares shall be issued to the Awardee until such lapse of forfeiture occurs.

10.   RSU Awards.

        The terms and conditions of a grant of a RSU Award shall be reflected in a RSU Award Agreement. RSUs shall be earned, and forfeiture restrictions shall lapse, at such time, in such installments, or subject to such Performance Goal(s) and with such Performance Period as determined by the Committee. No Shares shall be issued at the time a RSU Award is granted, and the Company will not be required to set aside a fund for the payment of any such RSU Award. A Participant shall have no voting or dividend rights with respect to any RSUs granted hereunder until the Shares underlying the RSU Award are earned and issued.

        (a)    Restrictions.    A RSU Award shall be subject to (i) forfeiture until the expiration of the restricted period established by the Committee, or satisfaction of any applicable Performance Goals as established under Section 12(a) during a designated Performance Period, to the extent provided in the applicable RSU Award Agreement, and to the extent such RSUs are forfeited, all rights of the Awardee to such RSUs shall terminate without further obligation on the part of the Company, and (ii) such other terms and conditions as may be set forth in the applicable RSU Award Agreement.

        (b)    Settlement of Restricted Stock Units.    Upon the expiration of the restricted period with respect to any outstanding RSUs, and satisfaction of the applicable Performance Goals for the Performance Period, the Company shall deliver to the Awardee, or his or her beneficiary, without charge, one Share for each such outstanding RSU for which forfeiture restrictions have lapsed; provided, however, that, if explicitly provided in the applicable RSU Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Shares in lieu of delivering only Shares for such RSUs. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the restricted period lapsed with respect to such RSUs, or the date on which the Committee determines that the applicable Performance Goals have been met.

11.   Cash Awards

        (a)    General.    For each Cash Award, the Committee shall determine (i) the Cash Award opportunity, established as a percentage of base salary, (ii) the Performance Goals applicable to each Cash Award, established in accordance with Section 12(a), (iii) the Performance Period, and (iv) such forfeiture provisions, additional vesting requirements or other terms of the Cash Award as are consistent with this Plan. In no event may an Awardee earn a Cash Award that is more than 200% of his or her Cash Award opportunity at target.

        (b)    Determination and Payment of an Earned Cash Award.

              i.  As soon as practicable following the end of the Performance Period, the Committee shall determine the extent to which a Cash Award is earned, and how it is to be paid. Payment can occur in cash, with or without further forfeiture or other restrictions on the timing of payment, Shares, or by issuance of Stock Awards or RSUs under this Plan.

             ii.  Upon approval and certification by the Committee of the earned Cash Awards following the end of the Performance Period, payment of the individual Cash Awards will be made, less the withholding of appropriate taxes, between April 1 and June 15 immediately following end of the Performance Period. In the event that an Awardee dies prior to receiving payment of a Cash Award which has been earned, the Company shall pay such Cash Award to the beneficiary designated in writing by the Awardee to the Committee, or in the absence of a designated beneficiary, to the Awardee's estate. In the event that an Awardee becomes Disabled, or terminates employment due to Retirement after the Performance Period but before the payment date, the Awardee will receive payment of the Cash Award as he or she would have received or been subject to if he or she had remained employed with the Company through the payment date.

        (c)    Change in Control.    In the event of a Change in Control during the Performance Period, the amount payable in respect of a Cash Award shall be equal to the Awardee's highest earned Cash Award under the Plan, the 2010 Executive Incentive Plan, annual bonus plan, or any comparable bonus under any predecessor or successor plan, during the last three full fiscal years prior to the Change in Control. In the sole discretion of the Committee, all or a portion of the Cash Award that becomes payable pursuant to this Section 11(c) may be paid in Shares which shall be issued under this Plan. If any portion of such Cash Award is paid in Shares, the number of Shares to be delivered shall be determined by dividing the portion of the Cash Award payable in Shares by the Fair Market Value of a Share on the date of the Change in Control. If the Change in Control occurs after the end of the Performance Period, the Committee will determine and direct the payment of the Cash Award in accordance with Section 11(b).

12.   Performance-Based Awards

        The following provisions apply to all Awards to which Performance Goals are applied:

        (a)    Performance Goals.    No later than ninety (90) days after the beginning of a Performance Period the Committee will establish, in writing, the Performance Goals and the Performance Period. In establishing the Performance Goals, the Committee shall take the necessary steps to ensure compliance, as applicable, with section 162(m) of the Code. Such Performance Goals may vary by Awardee and by Award. The Committee, in its discretion (and within the time prescribed by section 162(m) of the Code), may adjust or modify the calculation of Performance Goals to prevent dilution or enlargement of the rights of Awardees: (i) in the event of, in recognition of, or in anticipation of, any unanticipated, unusual nonrecurring or extraordinary corporate item, transaction, event, or development; or (ii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

        (b)    Covered Employees.    Unless otherwise determined by the Committee, if any provision of the Plan or any Award granted to an individual who is a "covered employee" as such term is defined under section 162(m) of the Code and guidance thereunder would not comply with section 162(m) of the Code, such provision or Award shall be construed or deemed amended to conform to section 162(m) of the Code.

        (c)    Certification of Performance-Based Awards.    For each Award intended as "performance-based compensation" under section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Goals, and any other material terms and conditions of the Award, have been satisfied for the applicable Performance Period. In making this determination, the Committee will be entitled to rely upon an appropriate officer's certificate from the Company's Chief Financial Officer.

13.   Impact of Termination of Employment Events

        The following Termination of Employment events shall have the following consequences for outstanding Share-based Awards.

        (a)    Disability or Retirement of an Awardee.

              i.  Options.    Unless otherwise provided in the Award Agreement, and subject to Section 13(f), upon an Awardee's Termination of Employment as a result of the Awardee's Disability or Retirement all outstanding exercisable Options granted to such Awardee shall remain exercisable until the expiration of the stated term of the Option.

             ii.  Stock Awards and RSU Awards.    Unless otherwise provided in the Stock Award Agreement, if an Awardee's Termination of Employment is due to the Awardee's Total and Permanent Disability or Retirement, all outstanding Stock Awards and RSU Awards granted to such Awardee shall continue to vest until the end of the restricted period or Performance Period, as applicable.

        (b)    Death of Awardee.

              i.  Options.    Unless otherwise provided in the Option Agreement, upon an Awardee's Termination of Employment as a result of the Awardee's death, all outstanding exercisable Options granted to such Awardee shall remain exercisable until the expiration of the stated term of the Option. If an Option is held by the Awardee when he or she dies, the Option may be exercised by the beneficiary designated by the Awardee, the executor or administrator of the Awardee's estate or, if none, by the person(s) entitled to exercise the Option under the Awardee's will or the laws of descent or distribution.

             ii.  Stock Awards and RSU Awards.    Unless varied in the Award Agreement, any outstanding Stock Awards and RSU Awards shall be forfeited upon the death of the Awardee.

        (c)    Voluntary Severance Incentive Program.    Upon an Awardee's Termination of Employment as a result of participation in a voluntary severance incentive program of the Company or a Subsidiary approved by the Board or a Committee of the Board, unless provided otherwise pursuant to the terms of such voluntary severance incentive program:

              i.  all outstanding Options granted to the Awardee shall immediately become fully vested and shall remain exercisable until the expiration of the stated term of the Option; and

             ii.  all outstanding Stock Awards and RSU Awards granted to such Awardee shall immediately vest and all forfeiture provisions shall lapse.

        (d)    Divestiture.    If an Awardee will cease to be an Employee because of a divestiture by the Company (the determination of whether a divestiture will occur shall be made by the Committee in its sole discretion), prior to such Termination of Employment, the Committee may, in its sole discretion:

              i.  fully vest some or all of the outstanding Options granted to the Awardee, and such Options shall remain exercisable until the expiration of the stated term of the Option; and

             ii.  accelerate the vesting of all or a portion of any outstanding Stock Award or RSU Award granted to such Awardee and provide that all forfeiture provisions with respect to such Stock Awards or RSU Awards shall lapse.

        (e)    Work Force Restructuring or Similar Program.    If an Awardee will cease to be an Employee because of a work force restructuring or similar program (the determination of whether a work force restructuring will occur shall be made by the Committee in its sole discretion), prior to such Termination of Employment, the Committee may, in its sole discretion

              i.  vest some or all of the outstanding Options granted to the Awardee, and such Options shall remain exercisable until the expiration of the stated term of the Option; and

             ii.  accelerate the vesting of all or a portion of any outstanding Stock Award or RSU Award granted to such Awardee and provide that all forfeiture provisions with respect to such Stock Awards or RSU Awards shall lapse.

        (f)    Post-Termination of Employment Restrictions.    The following provisions will apply to the extended excercisability, vesting, or continuation of any Award following a Termination of Employment:

              i.  The Awardee shall not render services for any organization or engage directly or indirectly in any business which, in the opinion of the Committee, competes with, or is in conflict with the interest of, the Company. The Awardee shall be free, however, to purchase as an investment or otherwise stock or other securities of such organizations as long as they are listed upon a recognized securities exchange or traded over-the-counter, or as long as such investment does not represent a substantial investment in the opinion of the Committee or a significant (greater than 3%) interest in the particular organization. For the purposes of this subsection, a company (other than an Affiliate) which is engaged in the business of producing, leasing or selling products or providing services of the type now or at any time hereafter made or provided by the Company or any of its Affiliates shall be deemed to compete with the Company;

             ii.  The Awardee shall not, without prior written authorization from the Company, use in other than the business of the Company or any of its Affiliates, any confidential information or material relating to the business of the Company or its Affiliates, either during or after employment with the Company or any of its Affiliates;

            iii.  The Awardee shall disclose promptly and assign to the Company or one of its Affiliates, as appropriate, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Awardee during employment by the Company or any of its Affiliates, relating in any manner to the actual or anticipated business, research or development work of the Company or any of its Affiliates and shall do anything reasonably necessary to enable the Company or one of its Affiliates, as appropriate, to secure a patent where appropriate in the United States and in foreign countries; and

            iv.  An Awardee retiring due to age shall render, as a consultant and not as an Employee, such advisory or consultative services to the Company as shall be reasonably requested in writing from time to time by the Committee, consistent with the state of the retired Awardee's health and any employment or other activities in which such Awardee may be engaged. For purposes of the Plan, the Awardee shall not be required to devote a major portion of time to such services and shall be entitled to reimbursement for any reasonable out-of-pocket expenses incurred in connection with the performance of such services.

        (g)    Performance-Based Awards.    Notwithstanding any provision of this Section 13, any more specific provisions of this Plan related to the impact of Termination of Employment on performance-based Awards shall control.

        (h)    Options.    If the Participant does not exercise an Option within the additional time specified in accordance with this Section 13, the Option (to the extent not exercised) shall automatically terminate at the end of the extended exercise period.

14.   Withholding.

        The Company shall have the right to make all payments and distributions pursuant to the Plan to a Participant, net of any applicable Federal, state and local taxes required to be paid or withheld. The Company shall have the right to withhold from wages, Cash Award payments, or other amounts otherwise payable to such Awardee such withholding taxes as may be required by law, or to otherwise require the Participant to pay such withholding taxes.

15.   Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale; Change in Control.

        (a)    Changes in Capitalization.    Subject to any required action by the stockholders of the Company, (i) the number and kind of Shares covered by each outstanding Award, (ii) the price per Share subject to each such outstanding Award and (iii) the Share limitations set forth in Section 3, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. Any adjustments made under this Section 15(a) shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as "performance-based compensation" under section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of section 162(m) of the Code.

        (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for an Option to be fully vested and exercisable until ten (10) days prior to such transaction. In addition, the Committee may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.

        (c)    Change in Control.    In the event there is a Change in Control of the Company, as determined by the Committee, the Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment to, each outstanding Award; (ii) accelerate the vesting of Options and terminate any restrictions on Stock Awards or RSU Awards; and (iii) provide for the cancellation of Awards in exchange for a cash payment to the Participant. Notwithstanding the foregoing, the more specific provisions affecting Cash Awards set forth in Section 11 shall control with respect to Cash Awards.

16.   Amendment and Termination of the Plan.

        (a)    Amendment and Termination.    The Committee may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by applicable law (including applicable stock exchange requirements). In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment shall be made that would:

              i.  materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 15;

             ii.  reduce the minimum exercise price for Options granted under the Plan;

            iii.  Reprice any outstanding Awards, other than in connection with a change in the Company's capitalization (as described in Section 15(a)); or

            iv.  change the class of persons eligible to receive Awards under the Plan.

        (b)    Effect of Amendment or Termination.    No amendment, suspension or termination of the Plan shall impair the rights of any Participant under an outstanding Award, unless agreed to in a writing signed by the Participant and the Company. Termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        (c)    Effect of the Plan on Other Arrangements.    Neither the adoption of the Plan by the Board or the Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17.   Non-Transferability of Awards.

        Unless provided otherwise in an Award Agreement, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution.

18.   Designation of Beneficiary.

        (a)   An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under applicable law.

        (b)   Such designation of beneficiary may be changed by the Awardee at any time by written notice in a form approved by the Committee. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee's death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one of the dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.

19.   No Right to Awards or to Employment.

        No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

20.   Clawback.

        The Company shall have the right to recoup or "claw back" any payment made with respect to an Award under the Plan to the extent necessary to comply with applicable Federal securities laws.

21.   No Section 83(b) Election.

        No Awardee may make an election under section 83(b) of the Code with respect to any Stock Award or RSU Award granted hereunder.

22.   Legal Compliance.

        Shares shall not be issued pursuant to the exercise of an Award unless the issuance and delivery of such Shares shall comply with applicable laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Without limiting the foregoing, the Plan is intended to comply with section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Committee shall make a good faith effort to interpret and administer the Plan in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in section 409A of the Code shall not be treated as deferred compensation unless applicable law require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under section 409A of the Code, (a) amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Awardee's Termination of Employment shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier), and (b) amounts payable upon the termination of an Awardee's Termination of Employment shall only be payable if such termination constitutes a "separation from service" within the meaning of section 409A of the Code. Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

23.   Inability to Obtain Authority.

        To the extent the Company is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

24.   Reservation of Shares.

        The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

25.   Notice.

        Any written notice to the Company required by any provisions of the Plan shall be addressed to the Secretary of the Company and shall be effective when received.

26.   Governing Law; Interpretation of Plan and Awards.

        (a)   This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.

        (b)   In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the provisions of the Plan or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

        (c)   The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

        (d)   The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

        (e)   All questions arising under the Plan or under any Award shall be decided by the Committee in its total and absolute discretion.

27.   Limitation on Liability.

        The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

        (a)    The Non-Issuance of Shares.    The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

        (b)    Tax Consequences.    Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

Appendix C

Triumph Group, Inc.
2013 Employee Stock Purchase Plan

SECTION 1.    PURPOSE OF PLAN

        The purpose of the Triumph Group, Inc. 2013 Employee Stock Purchase Plan (the "Plan") is to provide a method by which eligible employees of Triumph Group, Inc. ("Triumph Group") and of such of Triumph Group's subsidiaries as Triumph Group's Board of Directors (the "Board of Directors") may from time to time designate (such subsidiaries, together with Triumph Group, being hereinafter referred to as the "Company") may use voluntary, systematic payroll deductions to purchase shares of the Common Stock of Triumph Group, par value $.001 per share (the "Stock"), and thereby acquire an interest in the future of Triumph Group. The Plan is intended to comply with the provisions of Section 423 of the Internal Revenue Code of 1986, as amended and the regulations and guidance promulgated thereunder (the "Code") and shall be administered, interpreted and construed in accordance with such provisions. For purposes of the Plan, (i) a "subsidiary" is any corporation which constitutes a "subsidiary" of Triumph Group within the meaning of Section 424 of the Code and (ii) a "parent" constitutes a "parent" of Triumph Group within the meaning of Section 424 of the Code.

SECTION 2.    OPTIONS TO PURCHASE STOCK

        Under the Plan, there is available an aggregate of not more than 4,000,000 shares of Stock (subject to adjustment as provided in Section 14) for sale pursuant to the exercise of options ("Options") granted under the Plan. The Stock to be delivered upon exercise of Options under the Plan may be either shares of authorized but unissued Stock or shares of reacquired Stock, as the Board of Directors may determine.

SECTION 3.    ELIGIBLE EMPLOYEES

        (a)   Except as otherwise provided in the Plan, each individual: (i) who is an active Employee of the Company ("Employee"); (ii) who has a customary working schedule of at least 30 hours per week; (iii) who has been an Employee for at least 90 days; and (iv) whose customary employment is for five months or more in any calendar year will be eligible to participate in the Plan (each such individual, an "Eligible Employee"). From time to time, the Compensation and Management Development Committee of the Board of Directors (the "Compensation Committee") may amend the requirements of an Eligible Employee, subject to the provisions of Sections 423 and 424 of the Code.

        (b)   Any Employee who immediately after the grant of an Option would, in accordance with the provisions of Sections 423 and 424 of the Code, own stock possessing 5% or more of the total combined voting power or value of all classes of stock of Triumph Group or any of its subsidiaries, will not be an Eligible Employee.

        (c)   No Employee will be granted an Option under the Plan which would permit his or her rights to purchase shares of Stock under all employee stock purchase plans of the Company (as defined by Section 423(b) of the Code) to accrue at a rate which exceeds $25,000 in fair market value of such Stock (determined at the time the Option is granted) for each calendar year during which any such Option granted to such Employee is outstanding at any time, as provided in Sections 423 and 424(d) of the Code. For purposes of this limitation, the date of grant of an Option shall be the date on which the Option is exercised pursuant to Section 8. "Fair market value" on any given day will mean the Closing Price of the Stock on such day (or, if there was no Closing Price on such day, the latest day prior thereto on which there was a Closing Price). The "Closing Price" of the Stock on any business day will be the last sale price as reported on the principal market on which the Stock is traded or, if no last sale is reported, then the mean between the highest bid and lowest asked prices on that day. A good faith determination by the Compensation Committee as to fair market value shall be final and binding.

SECTION 4.    METHOD OF PARTICIPATION

        (a)   Each of the periods during which this Plan remains in effect is hereinafter referred to as an "Option Period." Option Periods shall be of six-month duration. Each Plan Year (April 1st through March 31st) shall contain two Option Periods, one shall commence April 1 and terminate September 30 and the other shall commence October 1 and terminate March 31.

        (b)   Each person who is an Eligible Employee on the first day of an Option Period may elect to participate in the Plan by executing and delivering a payroll deduction authorization in accordance with Section 5. Such Employee will thereby become a participant ("Participant") for such Option Period. Unless otherwise specified prior to the beginning of the year pursuant to Section 5, a Participant shall be deemed to have elected to participate in each subsequent Plan Year for which the Participant is an Eligible Employee to the same extent and in the same manner as at the end of the prior Plan Year.

SECTION 5.    PAYROLL DEDUCTIONS

        (a)   The payroll deduction authorization will be in a form determined by the Compensation Committee from time to time. The payroll deduction authorization must be delivered to the Company at least fifteen days prior to the first date of the Option Period (or such earlier or later date specified by the Compensation Committee from time to time). When executing and delivering the payroll deduction authorization, the Participant shall request withholding at a rate (in whole percentages) of not less than 2% or more than 15% of the Participant's Compensation by means of equal payroll deductions over the Option Period. All amounts withheld in accordance with a Participant's payroll deduction authorization will be credited to a withholding account for such Participant. All such amounts shall be assets of the Company and may be used by the Company for any corporate purpose. The payroll deduction authorization will remain in effect for each consecutive subsequent Option Periods unless changed or revoked by the Participant pursuant to Section 5(b). For purposes of the Plan, "Compensation" will mean the sum of the types and amounts of compensation determined from time to time by the Compensation Committee to be eligible to be taken into account under the Plan; provided, however, that no such determination shall include or exclude any type or amount of compensation contrary to the requirements of Section 423 of the Code.

        (b)   At any time during an Option Period, a Participant may (i) cancel an Option and cease participation in the Plan with respect to all (but not less than all) of the Stock subject to such Option or (ii) reduce the withholding rate of his or her payroll deduction authorization for the Option Period by one or more whole percentage points (but not to below 2%) by delivering written notice to the Company in the form specified by the Compensation Committee, such cancellation or reduction to take effect prospectively as soon as practicable following receipt of such notice by the Company. A Participant may increase or reduce the withholding rate of his or her payroll deduction authorization for a future Option Period, or cease participation entirely for a future Option Period, by written notice delivered to the Company at least 15 days prior to the first day of the Option Period as to which the change is to be effective (or such earlier or later date specified by the Compensation Committee from time to time). To the extent then an Eligible Employee, any Participant who ceased to participate may elect to participate in a future Option Period by completing the process specified in Sections 4 and 5. Upon cancellation, the balance in the Participant's withholding account will be returned to the Participant.

SECTION 6.    GRANT OF OPTIONS

        (a)   Each person who is a Participant on the first day of an Option Period will, as of such day, be granted an Option for such Period. Such Option will be for the number of whole shares (not in excess of the share maximum as hereinafter defined) of Stock to be determined by dividing (i) the balance in the Participant's withholding account on the last day of the Option Period, by (ii) the purchase price per share of the Stock determined under Section 7. For purposes of the preceding sentence, the share maximum with respect to any Option for any Option Period shall be the largest whole number of shares of Stock which, when multiplied by the fair market value of a share of Stock on the last day of the Option Period, produces a dollar amount of $12,500 or less. The number of shares of Stock receivable by each Participant upon exercise of his or her Option for an Option Period will be reduced, on a substantially proportionate basis, in the event that the number of shares then available under the Plan is otherwise insufficient.

SECTION 7.    PURCHASE PRICE

        The purchase price of Stock issued pursuant to the exercise of an Option will be 95% of the fair market value of the Stock at the time at which the Option is exercised pursuant to Section 8.

SECTION 8.    EXERCISE OF OPTIONS

        (a)   Each Employee who is a Participant in the Plan on the last day of an Option Period will be deemed to have exercised, on the last day of the Option Period, the Option granted to him or her for that Option Period. Upon such exercise, the balance of the Participant's withholding account will be applied to the purchase of the number of whole shares of Stock determined under Section 6 and as soon as practicable thereafter the shares will be issued to the Participant either in certificates or electronically in "book entry" form with the transfer agent. In the event that the balance of the Participant's withholding account following an Option Period is in excess of the total purchase price of the shares issued, the balance of the account shall be returned to the Participant; provided, however, that if the balance left in the account consists solely of an amount equal to the value of a fractional share it will be retained in the withholding account and carried over to the next Option Period. The entire balance of the Participant's withholding account following the final Option Period shall be returned to the Participant. No fractional shares will be issued hereunder.

        (b)   As a condition to receiving shares or cash amounts hereunder, (i) the Company may require a Participant to make a cash payment to the Company of, or (ii) the Company may withhold from any shares and cash amounts distributable under the Plan, an amount necessary to satisfy all Federal, state, city or other taxes required to be withheld in respect of such payments pursuant to any law or governmental regulation or ruling.

        (c)   An Option may not be exercised and shares of Stock may not be issued in connection with an Option, unless the issuance of the shares of Stock (i) has been registered under the Securities Act of 1933, as amended, (ii) has qualified under applicable state "blue sky" laws (or the Company has determined that an exemption from registration and from qualification under state "blue sky" laws is available); and (iii) complies with foreign securities laws and other applicable laws rules and regulations (including any required consents and approvals). The Compensation Committee may require each Participant exercising an Option to represent to and agree with the Company in writing that the Participant is acquiring the Stock for investment purposes and not with a view to the distribution of the Stock. All certificates for Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Compensation Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Stock is then listed, and any applicable securities law, and the Compensation Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company may affix a legend to the stock certificate issued upon the exercise of an Option as it deems necessary in its sole discretion. The Company is under no obligation to register the Stock transferred to a Participant upon exercise. If the Stock is not registered, a Participant may not resell, offer to resell or otherwise transfer such Stock unless the resale or transfer takes place in accordance with applicable law and as otherwise determined by the Compensation Committee.

SECTION 9.    INTEREST

        No interest will be payable on withholding accounts.

SECTION 10.    TERMINATION OF EMPLOYMENT; LEAVE OF ABSENCE; SALE TRANSACTION

        (a)   Subject to Section 11, upon the termination of a Participant's service with the Company for any reason, (i) he or she will cease to be a Participant, (ii) any Option held by the Participant under the Plan will be deemed canceled, (iii) the balance of the Participant's withholding account will be returned to the Participant, and (iv) the Participant will have no further rights under the Plan.

        (b)   Unless the Compensation Committee otherwise determines, a Participant on a paid leave of absence shall continue to be a Participant in the Plan so long as such Participant is on such paid leave of absence. Unless otherwise determined by the Compensation Committee, a Participant on an unpaid leave of absence will no longer be eligible to make any additional contributions as of the date such unpaid leave has begun; provided, however, that, unless the Participant cancels the Option pursuant to Section 5, the balance of the Participant's withholding account shall be applied to the purchase of Stock, in accordance with Section 8 hereof, on the last day of the Option Period immediately following the commencement of the Participant's leave of absence.

        (c)   In the event of the proposed dissolution or liquidation of Triumph Group, the Option Period then in progress shall be shortened by the Compensation Committee setting a new exercise date and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Compensation Committee. The new exercise date selected by the Compensation Committee shall be before the date of the proposed dissolution or liquidation of Triumph Group. Each Participant will be notified in writing, at least 10 business days prior to the new exercise date (or such longer or shorter period as the Compensation Committee may determine) that the exercise date for the Participant's Options has been changed to the new exercise date and that the balance of the Participant's withholding account shall be applied to the purchase of shares, in accordance with Section 8 hereof, on the new exercise date, unless prior to such date the Participant has ceased to participate in the Plan as provided in Section 5 hereof.

        (d)   In the event of a proposed sale of all or substantially all of the assets of Triumph Group, or the merger or consolidation of Triumph Group with or into another entity, unless provided otherwise by the Compensation Committee, each outstanding Option shall be assumed, or an equivalent right to purchase shares substituted, by the successor or resulting entity or a parent or subsidiary of the such entity. In lieu of such substitution or assumption, the Compensation Committee may elect to shorten any Option Period then in progress by setting a new exercise date and any Option Period then in progress shall end on the new exercise date. The new exercise date selected by the Compensation Committee shall be before the effective date of such proposed sale, merger or consolidation. Each Participant will be notified in writing, at least 10 business days prior to the new exercise date (or such longer or shorter period as the Compensation Committee may determine) that the exercise date for the Participant's Options has been changed to the new exercise date and that the balance of the Participant's withholding account shall be applied to the purchase of shares, in accordance with Section 8 hereof, on the new exercise date, unless prior to such date the Participant has ceased to participate in the Plan as provided in Section 5 hereof.

SECTION 11.    DEATH OF PARTICIPANT

        A Participant may file a written designation of beneficiary specifying who is to receive any Stock and/or cash credited to the Participant under the Plan in the event of the Participant's death, which designation will also provide for the election by the Participant of either (i) cancellation of the Participant's Option upon his or her death, as provided in Section 5 or (ii) application as of the last day of the Option Period of the balance of the deceased Participant's withholding account at the time of death to the exercise of his or her Option, pursuant to Section 8 of the Plan. In the absence of a valid election otherwise, the death of a Participant will be deemed to effect a cancellation of his or her Option pursuant to Section 5. A designation of beneficiary and election may be changed by the Participant at any time, by written notice in a manner specified by the Compensation Committee. In the event of the death of a Participant and receipt by Triumph Group of proof of the identity and existence at the Participant's death of a beneficiary validly designated by him or her under the Plan, Triumph Group will deliver to such beneficiary such Stock and/or cash to which the beneficiary is entitled under the Plan. Where the Participant has elected option (ii) above but there is no surviving designated beneficiary, Triumph Group will deliver such Stock and/or cash to the executor or administrator of the estate of the Participant. No beneficiary will, prior to the death of the Participant by whom he or she has been designated, acquire any interest in any Stock or cash credited to the Participant under the Plan.

SECTION 12.    PARTICIPANT'S RIGHTS NOT TRANSFERABLE

        All Participants will have the same rights and privileges under the Plan. Each Participant's rights and privileges under any Option may be exercisable during his or her lifetime only by him or her, and may not be assigned, sold, pledged, assigned, or otherwise transferred in any manner (other than by will or the laws of descent and distribution). Any attempt at such transfer shall be without effect. In the event any Participant violates the terms of this Section 12, any Option held by him or her may be terminated by the Company in its sole discretion and upon return to the Participant of the balance of his or her withholding account, all his or her rights under the Plan will terminate.

SECTION 13.    EMPLOYMENT RIGHTS

        Nothing contained in the provisions of the Plan will be construed to give to any Employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time. The loss of existing or potential profit in Options will not constitute an element of damages in the event of termination of employment for any reason, even if the termination is in violation of an obligation to the Participant.

SECTION 14.    CHANGE IN CAPITALIZATION

        In the event of any change in the outstanding Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, partial or complete liquidation, reclassification, merger, consolidation, separation, extraordinary cash dividend, split-up, spin-off, combination, exchange of Stock, warrants or rights offering to purchase Stock at a price substantially below fair market value, or any other corporate event or distribution of stock or property of Triumph Group affecting the Stock, after the effective date of this Plan, the aggregate number of shares available under the Plan, the number of shares under Options granted but not exercised, and the purchase price will be appropriately adjusted. Such adjustment shall be made equitably by the Compensation Committee subject to the limitations of Section 424 of the Code.

SECTION 15.    ADMINISTRATION OF PLAN

        (a)   The Plan will be administered by the Compensation Committee, which will have the full power and authority (i) to determine any questions which may arise regarding the interpretation and application of the provisions of the Plan, (ii) to proscribe, amend and rescind rules and regulations and (iii) to make, administer, construe and interpret such rules and regulations as it deems necessary or advisable in its sole discretion. Any determinations hereunder shall be made in the Compensation Committee's sole discretion and shall be final and binding. Anything in the Plan to the contrary notwithstanding, subject to applicable law, any authority or responsibility that, under the terms of the Plan, may be exercised by the Compensation Committee may alternatively be exercised by the Board of Directors.

        (b)   To the extent not prohibited by applicable law, the Compensation Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees of the Compensation Committee or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. For purposes of the Plan, reference to the Compensation Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Compensation Committee delegates authority pursuant to this Section 15.

        (c)   Subject to applicable law: (i) no member of the Board of Directors or Compensation Committee (or its delegates) shall be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan; and (ii) the members of the Board of Directors or the Compensation Committee (and its delegates) shall be entitled to indemnification and reimbursement in the manner provided in the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws of Triumph Group, as they may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Compensation Committee shall be entitled to rely upon, and no member of the Compensation Committee shall be liable for any action taken or not taken in reliance upon, information and/or advice furnished by the Company's officers or employees, the Company's accountants, the Company's counsel and any other party that the Compensation Committee deems necessary.

SECTION 16.    AMENDMENT AND TERMINATION OF PLAN

        (a)   The Company reserves the right at any time or times to amend the Plan to any extent and in any manner it may deem advisable by vote of the Board of Directors; provided, however, that any amendment relating to the aggregate number of shares which may be issued under the Plan (other than an adjustment provided for in Section 14) will have no force or effect unless it is approved by the stockholders within twelve months before or after its adoption. Stockholder approval is also required to the extent necessary to comply with applicable laws, rules and regulations including, without limitation, Sections 423 and 424 of the Code.

        (b)   The Plan will become effective beginning on the first Option Period following the approval by the stockholders of Triumph Group. The Plan may be earlier suspended or terminated by the Board of Directors, but no such suspension or termination will adversely affect the rights and privileges of holders of outstanding Options. The Plan will terminate in any case when all or substantially all the Stock reserved for the purposes of the Plan has been purchased.

SECTION 17.    CAPTIONS, ETC.

        The captions of the sections and paragraphs of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of the Plan. References to sections herein are to the specified sections of this Plan unless another reference is specifically stated. Wherever used herein, a singular number shall be deemed to include the plural unless a different meaning is required by the context.

SECTION 18.    EFFECT OF PLAN

        The provisions of the Plan shall be binding upon, and inure to the benefit of, all successors of the Company and each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

SECTION 19.    GOVERNING LAW

        Except as to matters of federal law, the Plan and all actions taken under the Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

        IN WITNESS WHEREOF, Triumph Group has caused this Plan to be executed on its behalf the       day of                , 2013.

TRIUMPH GROUP, INC.
By:	Name: Title:

Appendix D

Listing of Companies included in Compensation Survey Data Bases

Towers Watson 2012 General Industry Top Management Compensation Survey—U.S.

Federal Reserve Bank of Chicago

Herman Miller, Inc.

Erie Insruance

Volvo

Black Hills Corporation

Nebraska Public Power District

Carlson, Inc

Mutual of Omaha

Harman International Industries, Inc.

Nash Finch Company

Service Corporate International

L.L.Bean, Inc.

United States Steel Corporation

Ametek Inc

CareFirst BlueCross BlueShield

Turner Broadcasting System, Inc.

The Federal Reserve Bank of Cleveland

Old Dominion Electric Cooperative

SUPERVALU

Exide Technologies

Texas Mutual Insurance Company

Exel Inc.

Kansas City Southern Railway

Automobile Club of Southern California

Molex

Domino's Pizza LLC

Federal Reserve Bank of Atlanta

Federal Reserve Bank of Philadelphia

Board of Governors of the Federal Reserve System

Regions Financial Corporation

Sentara Healthcare

Tribune Company

Federal Reserve Bank of Richmond

NMHC

Trinity Health

Freeport-McMoRan Copper & Gold

SPX Corporation

Jones Lang LaSalle

Laboratory Corporation of America

Edward Jones

CUNA Mutual Group

GROWMARK, Inc.

Ingram Industries Inc.

Limited Brands Inc

Keystone Foods

Dole Food Company, Inc.

PHH Arval

Safety-Kleen Systems

Henry Ford Health System

Jacobs Technology Inc.

Auto Club Group

GNC Holdings, Inc.

Choice Hotels International

Federal Reserve Bank of Dallas

VF Corporation

Quest Diagnostics

Navistar, Inc

Alliant Energy Corporation

Washington University in St. Louis

Salt River Project

Rexnord LLC

Brown-Forman

TDS Telecom

Rich Products

Colorado Springs Utilities

SCANA Corporation

Jarden Corporation

CommScope In

J.R. Simplot Company

AFLAC

Ralph Lauren Corporation

Gaylord Entertainment

CEC Entertainment

Itochu International

Bob Evans Farms, Inc.

American Financial Group

Medical Mutual

Capital BlueCross

ESCO Corporation

HNI Corporation

Premier, Inc.

Avis Budget Group

Oglethorpe Power Corporation

Subaru of Indiana Automotive, Inc.

ASCO VALVE

Emerson

ESCO Technologies

Gannett Co., Inc.

Coca-Cola Refreshments

Aurora Health Care

Duke University

  A. O. Smith Corp

  Cox Enterprises, Inc.

  UPS

  University of Chicago

  California Casualty Management Company

  Oshkosh Corporation

  Cablevision Systems Corporation

  Avista Corp

  Staples, Inc.

  Energy Future Holdings

  Principal Financial Group

  Fortune Brands Home & Security, Inc.

  Entergy Services, Inc

  Hill Phoenix, Inc.

  Dun & Bradstreet

  Baxter International Inc.

  Wayne Farms LLC

  Joy Global

  Metlife

  Cornell University

  Federal Reserve Bank of San Francisco

  USG Corporation, Inc.

  RR Donnelleu

  Mary Kay Inc.

  Transamerica

  GKN plc

  Legal & General America, Inc.

  Ricoh Electronics, Inc.

  Ricoh Americas Corp

  USAA

  Xcel Energy, Inc.

  Walgreen Co.

  Hilton Worldwide

  Northwestern Mutual

  FedEx Express

  LG&E-KU Services

  Cemex Inc

  General Dynamics Information Technology

  HNTB Companies

  XO Communications

  First American Financial Corporation

  G&K Services

  Worthington Industries, Inc.

  John Crane

  The Methodist Hospital System

  LSG Sky Chefs

  GenOn Energy

  The Church of Jesus Christ of LDS

  US. Foods

  Whole Foods Market

  Sykes Enterprises, Incorporated

  BIC Advertising and Promotional Products (BIC APP)

  The Joint Commission

  Iron Mountain

  Irvine Company

  Express-Scripts, Inc.

  Insperity

  Winn-Dixie

  Bank of America Merchant Services

  University of South Florida

  Lower Colorado River Authority

  IDEXX Laboratories, Inc.

  Elizabeth Arden, Inc.

  The Taubman Company

  Rollins Inc

  Paychex, Inc.

  Mine Safety Appliances Company

  Kington Technologies

  SEMCO Energy, Inc.

  Sharp Electronics Corporation

  EMCOR Group, Inc.

  Computer Task Group, Inc.

  Belk, Inc.

  Boyd Gaming Corporation

  MFS Investments

  Farmland Foods Inc

  MTS Systems Corporation

  Amica Mutual Insurance Company

  Papa John's

  Delhaize America Shared Services Group LLC

  Boy Scouts of America

  Solo Cup Company

  Southwest Gas Corporation

  Zimmer Inc.

  Redcats USA

  Leggett & Platt, Incorporated

  Gentiva Health Services

  Blue Cross and Blue Shield of Louisiana

  Merrill Corporation

  Prometric

  Magellan Health Services

  ManpowerGroup

  Standard Motor Products

  Pegasus Solutions Inc.

  Compressor Controls Corp.

  Ames True Temper

  Nature's Sunshine Products

  Cigna Corporation

  CarMax, Inc.

  PSS World Medical, Inc.

  The TJX Companies

  CACI International Inc.

  Coca Cola Bottling Company Consolidated

  Edwards Lifesciences, LLC

  Lawson Products, Inc.

  CNH America LLC

  Ferguson Enterprises, Inc.

Community Health Network

Diebold, Inc

Mitsubishi International Corporation

CHS Inc.

Bristow Group, Inc.

Coventry Healthcare

Intertape Polymer Group

University Health System

BlueCross BlueShield of South Carolina

Children's Healthcare of Atlanta

Winpak Portion Packaging Inc.

Serco Inc.

Dickstein Shapiro LLP

Duke Realty Corporation

Gerdau Long Steel North America

Michael Baker Corporation

Regency Centers

PMA Companies

Renaissance Learning, Inc.

Ventura Foods, LLC

Berwick Offray LLC

Alfa Laval Inc.

Merit Medical Systems

Sauer-Danfoss

KIK Custom Products

UL LLC.

The Schwan Food Company

University of Texas Health Science Center at San Antonio (UTHSCSA)

The University of Texas Health Science Center at Houston

Wheaton Franciscan Healthcare

SGT, Inc

University of Wisconsin Medcial Foundation

Seaman Corporation

University of Texas at Austin

Katun Corporation

Vi-Jon, Inc.

Acumed

Hendrick Health System

UnitedHealth Group

Orbital Sciences

American Cancer

SMSC Gaming Enterprise

Minneapolis School District

HU-FRIEDY MFG. CO.,

Cox Target Media/Valpak

Mercer University

DM PETROLEUM OPERATIONS

The NORDAM Group

Engineered Plastics Company

University of Maryland Faculty Physicians, Inc.

Lake Federal Bank, FSB

Alta Resources,

Securus Technologies

Paycor, Inc.

The Ryland Group, Inc.

AAA National Office

California Dental Association

RiceTec, Inc

Travis County

University of Minnesota

Chumash Casino Resort

Cobham, NA

Missouri Department of Conservation

Missouri Department of Transportation

URS Corporation

University of Georgia

Federal Reserve Bank of Boston

Lieberman Research Worldwide

CAMCRAFT

Tufts Health Plan

HDR, Inc.

Quadion Corporation

Core Laboratories

Pharmavite LLC

The University of Akron

Information Management Services, Inc.

CDM Smith

City of Houston

St. Louis County Government

Utah Transit Authority

Boddie Noell Enterprises, Inc

University of Houston

Kettering University

Zeon Chemicals

True Value Company

FLEXcon Co Inc

Ash Grove Cement Company

Georg Fischer Signet LLC

E.A. Sween Company

Maricopa Integrated Health System

Ohio Public Employees Retirement System

Quality Bicycle Products

The Samuel Roberts Noble Foundation, Inc.

Georgia Health Sciences Medical Center

  Southeastern Freight Lines

  Bryant University

  Klein Tools, Inc.

  South Jersey Gas Company

  KI, Inc.

  Hazelden Foundation

AmeriPride Services Inc.

CCA

WilmerHale

The Scooter Store

Edward Lowe Floundation

The Bergquist Company

The Community Preservation Corporation

Malco Products, Inc.

Via Christi Health

Weston Solutions

Publix Super Markets, Inc.

Stampin' Up! Inc

Wellmark Blue Cross Blue Shield

Citizens Republic Bancorp

SAN ANTONIO WATER SYSTEM

Recology Inc.

Chelan County PUD

Vail Resorts Management Company

McGladrey & Pullen, LLP

University of Medicine

Maricopa County

Little Lady Foods

Mayo Clinic

Sally Beauty Holdings, Inc.

West Bend Mutual Insurance Company

Penn State Hershey Medical Center

Isuzu North America Corp

Vermeer Corporation

Lane Enterprises, Inc.

TriMet

Applied Research Associates, Inc.

State Corporation Commission

Fermi National Accelerator Lab

Terumo BCT (formerly known as CaridianBCT)

Jefferson Science Associates

H Lee Moffitt Cancer Center

Simmons Bedding Company

Georgia Institute of Technology

Synthes USA

SAGE Publications

National Futures Association

NSK Americas

Red Wing Shoe Company, Inc.

Medica

College of St. Scholastica

Community Coffee Company, L.L.C.

Tecolote Research, Inc.

Seco Tools Inc

QTI Human Resources, Inc.

Harris County Hospital District

Gold Eagle Co

The University of Alabama at Birmingham

Salk Institute for Biological Studies

W.C. Bradley Co.

Rite-Hite Holding Corporation

Hunter Industries

Trinity Consultants, Inc.

Fleetwood Group, Inc.

Navy Exchange

UDR, Inc

QBE the Americas, Inc

Fairfield Manufacturing Company Inc.

American Career College and West Coast University

Dekalb Medical Health System

Bradley Corporation

COLSA Corporation

J. J. Keller & Associates, Inc.

Verde Realty

Baylor College of Medicine

Southern Poverty Law Center

Space Dynamics Laboratory

Stericycle

Judcial Council of California

Cracker Barrel Old Country Stores

Poudre Valley Health System

Patterson Companies Inc

WPS Insurance Co

Cambia Health Solutions

City of Las Vegas

MultiPlan, Inc.

University of North Texas

Boys & Girls Clubs of America

Hastings Mutual Insurance Company

Yamaha Corporation of America

IDEX Corp

Sentry Insurance

Learning Care Group, Inc

Walter Energy

Shands HealthCar

MTD Products Inc

S&C Electric Company

Wyle

Haynes International, Inc.

Scientific Research Corporation

Lake Region Medical

  University of Notre Dame

  University of Rochester

  Universal Orlando

  Citizens Energy Group

  West Penn Allegheny Health System

  HD Supply, Inc.

Univeristy of California, Berkeley

EnPro Industries

Ascned Performance Materials

CenturyLink

Rea Magnet Wire Company, Inc.

Project Management Institute

Doherty

UNFI

Greyhound Lines, Inc.

Johnson Outdoors

UT Southwestern Medical Center

Federal Reserve Bank of St. Louis

OSI Restaurant Partners, LLC

Fender Musical Instruments Corporation

Simon Property Group

ConnectiCare, Inc.

EmblemHealth

Johns Hopkins University

City of Garland

Genesis Energy LLC

NCCI Holdings, Inc.

Erickson Living

Grande Cheese Company

Neenah Paper, Inc.

RSC Equipment Rental

Magna

Froedtert Health, Inc.

Federal Reserve Bank of Minneapolis

Windstream Communications

Intrepid Potash, Inc.

ProBuild Holdings, LLC

Spectrum Health

Lutron Electronics Co., Inc.

Wells Enterprises

Stonyfield Farm

David Oppenheimer & Company

Cell Therapeutics, Inc. (CTI)

Hendrickson

The Wornick Company

Titanium Metals Corporation

Wayne Memorial Hospital

Institute for Defense Analyses

Gas Technology Institute

MAPFRE Insurance

City of Austin

Metagenics, Inc.

St. Jude Children's Research Hospital

Build-A-Bear Workshop

Molina Healthcare, Inc

American Commercial Lines

Kewaunee Scientific Corporation

Lantech

Mitsui USA

Oil-Dri Corporation of America

Panduit Corporation

Highmark Inc

Rice University

St. Cloud Hospital

TSYS

American University

National Interstate Insurance Company

Flexible Steel Lacing Company

Follett Corporation

Tenet Healthcare

Freeman

Schaumburg Township District Library

Wawa

Lighthouse International

Sole Technology

United Maritime Group

BlueCross BlueShield of Tennessee

Caelum Research Corporation

University of St Thomas

ITT Industries—Information Systems

Marshfield Clinic

The National Academies

University of Nebraska-Lincoln

Pepper Construction Group

City of Philadelphia

GOJO Industries

Miami Childrens Hospital

GuideStone Financial Resources

Wake Forest University

EnergySolutions

Bosch Rexroth

DePaul University

The ServiceMaster Company

Southco, Inc.

TXI Operations LP and Affiliates

West Virginia University Hospitals, Inc.

Dept of Defense

Uponor Inc

Thule Organization Solutions Inc.

Ohio State University

Port of Portland

ClubCorp, Inc.

  GTECH

  Axcess Financial Services, Inc.

  Bemis Mfg. Co.

  Pearson

  Bridgepoint Education

  Etnyre International, Ltd.

Asahi Kasei Plastics, North America, Inc.

Logic PD

Space Telescope Science Institute

Decurion Management Company

AgriBank, FCB

Rembrandt Enterprises, Inc.

Rational Energies, Inc.

CSIG

Bluestembrands

Seneca Niagara Falls Casino & Hotel

Arlington County Government

State Bar of Michigan

Farm Credit Bank of Texas

Beneficial Bank

IEEE

Integra Lifesciences Corporation

NJVC

Seventh Generation

Baylor Health Care System

First Citizens Bank

INTEGRIS Health

B. Braun Medical Inc.

PM Company

Cook Communications Ministries

Opus Bank

Bluegreen Corporation

FedEx Office & Print Services

Riverside Research

Minneapolis School District

United Conveyor Corporation

Bulk Handling Systems

Hitachi Computer Products (America) Inc.

2011 Mercer DB Complete

7-Eleven, Inc.

ACE USA

AECOM Technology Corporation

AFLAC Incorporated

AMERIGROUP Corporation

AMR Corporation

APL Ltd.

APL Ltd.—APL Logistics

APL Ltd.—APL Maritime

APL Ltd.—APL Terminals

APL Ltd.—Americas

ARAMARK Corporation

AT&T, Inc.

AXA Equitable

Abbott Laboratories

Accenture

Advance Auto Parts

Aetna, Inc.

Ahold USA

Aker Solutions

Allegheny Technologies Inc.

Allegheny Technologies Inc.—ATI Precision Finishing

Allegheny Technologies Inc.—Allegheny Ludlum

Allegheny Technologies Inc.—Allvac

Allegheny Technologies Inc.—Casting Services

Allegheny Technologies Inc.—Metal Working Products

Allegheny Technologies Inc.—Portland Forge

Allegheny Technologies Inc.—Wah Chang

Alliant Techsystems

Allianz Life Insurance Company of North America

Ally Financial, Inc.

Altria

Altria—John Middleton Co

Altria—Philip Morris USA Inc.

Altria—U.S. Smokeless Tobacco Company

Ameren Corporation

Ameren Corporation—AmerenEnergy Fuels & Services

Ameren Corporation—AmerenEnergyResources

Ameren Corporation—AmerenIllinois

American Express

American Family Insurance

American International Group, Inc.

American International Group, Inc.—Chartis

Ameriprise Financial

AmerisourceBergen Corporation

AmerisourceBergen Corporation—Specialty Group

Apache Corporation

Apple, Inc.

Arrow Electronics, Inc.

Arrow Electronics, Inc.—ECS

Arrow Electronics, Inc.—Global Components

Assurant, Inc.

AutoNation

AutoZone, Inc.

Automatic Data Processing (ADP)

Automatic Data Processing (ADP)—AVS Division

Automatic Data Processing (ADP)—Dealer Services

Automatic Data Processing (ADP)—ES International

Automatic Data Processing (ADP)—Employer Services

Automatic Data Processing (ADP)—Employer Services, MAD Division

Automatic Data Processing (ADP)—Employer Services, NA Division

Automatic Data Processing (ADP)—TS Division

Avery Dennison Corporation

Avis Budget Group Inc.

Avnet, Inc.

Avon Products, Inc.

BAE Systems, Inc. Land & Armaments

BASF Corporation

BHP Billiton Petroleum (Americas), Inc.

BJ's Wholesale Club, Inc.

BMW of North America, LLC

Baker Hughes, Inc.

Baker Hughes, Inc.—Baker Atlas

Baker Hughes, Inc.—Baker Hughes Drilling Fluids

Baker Hughes, Inc.—Baker Hughes Inteq

Baker Hughes, Inc.—Baker Oil Tools

Baker Hughes, Inc.—Baker Petrolite

Baker Hughes, Inc.—Centrilift

Baker Hughes, Inc.—GeoMechanics International

Baker Hughes, Inc.—Gulf of Mexico

Baker Hughes, Inc.—Hughes Christensen

Bank of America Corporation

Bank of the West

Barnes & Noble

Baxter International Inc.

Best Buy Company, Inc.

Big Lots, Inc.

Branch Banking & Trust Company

CB Richard Ellis Group, Inc.

CB Richard Ellis Group, Inc.—Americas

CB Richard Ellis Group, Inc.—Asset Services

CB Richard Ellis Group, Inc.—Capital Markets

CB Richard Ellis Group, Inc.—GCS Client Accounts

CB Richard Ellis Group, Inc.—Investment Properties

CB Richard Ellis Group, Inc.—US Brokerage

CB Richard Ellis Group, Inc.—Valuation & Advisory

CH2M Hill

CHS Inc.

CHS Inc.—Energy

CHS Inc.—Lubricants Division

CIGNA Corporation

CIGNA Corporation—CIGNA Group Insurance & Dental

CIGNA Corporation—CIGNA Healthcare

CIGNA Corporation—CIGNA International

CNA Financial Corporation

CNH America LLC

CVS/Caremark

CVS/Caremark—Pharmacy Retail

Cablevision Systems Corporation

Calpine Corporation

Cameron International

Cameron International—Centrifugal

Cameron International—Compression Systems

Cameron International—Distributor Valves Division

Cameron International—Drilling Systems

Cameron International—Drilling and Production Systems

Cameron International—Engineered Valves Division

Cameron International—Flow Control

Cameron International—Measurement Division

Cameron International—Petreco Process Systems

Cameron International—Process Valves Division

Cameron International—Reciprocating

Cameron International—Subsea Systems

Cameron International—Surface Systems

Cameron International—Valves & Measurement

Campbell Soup Company

Capital One Financial Corp.

CarMax, Inc.

Cardinal Health, Inc.

Celanese

Celanese—Acetyl Intermediates

Celanese—Advanced Engineered Materials

Celanese—Consumer Specialties

Celanese—Industrial Specialties

Celestica

CenterPoint Energy

CenturyLink

Chesapeake Energy Corporation

Chesapeake Energy Corporation—Chesapeake Midstream Partners

Chesapeake Energy Corporation—Compass

Chesapeake Energy Corporation—Midcon

Chesapeake Energy Corporation—Nomac

Circle K Stores, Inc.

Citi

Citi—Citi North America

Citi—Citi North America, Operations & Technology

Colgate-Palmolive Company

Colgate-Palmolive Company—Africa Middle East Division

Colgate-Palmolive Company—Greater Asia Division

Colgate-Palmolive Company—Hill's Pet Nutrition

Colgate-Palmolive Company—Home Care

Colgate-Palmolive Company—Latin America Division

Colgate-Palmolive Company—North America Division

Colgate-Palmolive Company—Oral Care

Colgate-Palmolive Company—Personal Care

Colgate-Palmolive Company—U.S.

Comcast Corporation

Comcast Corporation—Comcast Cable Communications

Comcast Corporation—Comcast Programming

Compass Bank

Compass Group North America

ConAgra Foods, Inc.

Constellation Energy Group, Inc.

Corning, Inc.

Corning, Inc.—Corning Cable Systems

Corning, Inc.—Display Technologies

Corning, Inc.—Environmental Technologies

Corning, Inc.—Life Sciences

Corning, Inc.—Optical Fiber

Corning, Inc.—Specialty & Ophthalmic Materials

Coventry Health Care, Inc.

Coventry Health Care, Inc.—Altius Health Plan, Inc.

Coventry Health Care, Inc.—CHC Workers Compensation

Coventry Health Care, Inc.—CHC of Delaware, Inc.

Coventry Health Care, Inc.—CHC of Georgia, Inc.

Coventry Health Care, Inc.—CHC of Louisiana, Inc.

Coventry Health Care, Inc.—Government

Coventry Health Care, Inc.—Group Health Plan, Inc.

Coventry Health Care, Inc.—HealthAmerica Pennsylvania, Inc.

Coventry Health Care, Inc.—MHNet Specialty Services, LLC

Coventry Health Care, Inc.—Midlands (Iowa/Nebraska)

Coventry Health Care, Inc.—Southern Health Services-Carelink

Coventry Health Care, Inc.—Vista

Coventry Health Care, Inc.—WellPath Select, Inc.

Cummins, Inc.

Cummins, Inc.—Distribution Business

Cummins, Inc.—Emission Solutions

Cummins, Inc.—Engine Business

Cummins, Inc.—Filtration

Cummins, Inc.—Power Generation

Cummins, Inc.—Turbo Technologies

DIRECTV, Inc.

DISH Network Corp.

DRS Technologies

DTE Energy

Darden Restaurants, Inc.

Darden Restaurants, Inc.—Bahama Breeze

Darden Restaurants, Inc.—Capital Grill

Darden Restaurants, Inc.—LongHorn

Darden Restaurants, Inc.—Olive Garden

Darden Restaurants, Inc.—Red Lobster

Darden Restaurants, Inc.—Seasons 52

Darden Restaurants, Inc.—Specialty Group

Dean Foods Company

Dean Foods Company—Dairy

Dean Foods Company—WhiteWave Foods

Deere & Company

Deere & Company—A&T Div, Tractor/Turf & Region 1&4

Deere & Company—John Deere Credit

Deere & Company—Landscapes

Deere & Company—WW Parts Services

Deere & Company—Worldwide Construction & Forestry Operations

Delhaize America

Delhaize America—Bottom Dollar Foods

Delhaize America—Food Lion

Delhaize America—Hannaford

Delhaize America—Sweetbay

Devon Energy

Discover Financial Services Inc.

Dole Food Company, Inc.

Dollar General Corporation

Dollar Tree, Inc.

Dominion Resources, Inc.

Dominion Resources, Inc.—Dominion Energy

Dominion Resources, Inc.—Dominion Generation

Dominion Resources, Inc.—Dominion Virginia Power

Domtar Corporation

Doosan Infracore International, Inc.

Dr. Pepper Snapple Group

Duke Energy Corporation

Duke Energy Corporation—Commercial Power

Duke Energy Corporation—Customer Group

Duke Energy Corporation—Nuclear Generation

E. I. du Pont de Nemours and Company

E. I. du Pont de Nemours and Company—Agriculture and Nutrition

E. I. du Pont de Nemours and Company—Chemicals and Fluroproducts

E. I. du Pont de Nemours and Company—DuPont Packaging & Industrial Polymers

E. I. du Pont de Nemours and Company—DuPont Performance Coatings

E. I. du Pont de Nemours and Company—DuPont Titanium Technologies

E. I. du Pont de Nemours and Company—Protection Technologies

E. I. du Pont de Nemours and Company—Sustainable Solutions

eBay, Inc.

EMCOR Group, Inc.

EOG Resources, Inc.

Ecolab

El Paso Corporation

El Paso Corporation—Exploration and Production

El Paso Corporation—Pipeline Group

Energy Future Holdings Corporation

Energy Future Holdings Corporation—Luminant

Energy Future Holdings Corporation—TXU Energy

Entergy

Entergy—Non-Regulated

Entergy—Regulated

Enterprise Products Partners L.P.

Erie Insurance Group

Estee Lauder Companies, Inc.

Exelon Corporation

Express Scripts, Inc.

Exxon Mobil Corporation, US Fuels Marketing

Farmland Foods, Inc.

FedEx Express

FedEx Ground

Federal-Mogul Corporation

Federal-Mogul Corporation—Aftermarket

Federal-Mogul Corporation—Powertrain Energy

Federal-Mogul Corporation—Vehicle Safety and Protection Group

Ferguson Enterprises, Inc.

Fidelity National Information Services

Fifth Third Bancorp

First Data Corporation

FirstEnergy Corporation

FirstEnergy Corporation—FES

FirstEnergy Corporation—Jersey Central Power & Light (JCP&L)

FirstEnergy Corporation—Metropolitan Edison (MET-ED)

FirstEnergy Corporation—Ohio Edison

FirstEnergy Corporation—Pennsylvania Electric Co. (PENELEC)

FirstEnergy Corporation—The Cleveland Electric Illuminating Company

FirstEnergy Corporation—Toledo Edison

FirstGroup America

Fiserv, Inc.

Fluor Corporation

Fluor Corporation—Energy & Chemicals

Fluor Corporation—Fluor Government Group

Fluor Corporation—Industrial & Infrastructure

Fluor Corporation—Power

Foot Locker, Inc.

Foot Locker, Inc.—Champs/Team Edition

Foot Locker, Inc.—Foot Locker US/Kids Foot Locker/Footaction

Foot Locker, Inc.—Footlocker.com/Eastbay

Fox Networks Group

Fox Networks Group—Fox Broadcasting

Fox Networks Group—Fox Sports Net Regional Sports Network

Fox Networks Group—National Geographic Channel

Fox Networks Group—SPEED

Freeport McMoRan Copper and Gold, Inc.

Fresenius Medical Care NA

Fresenius Medical Care NA—Fresenius Medical Services

Fresenius Medical Care NA—Renal Therapies Group

GameStop Corp.

General Dynamics Information Technology (GDIT)

General Dynamics Information Technology (GDIT)—Army Solutions

General Dynamics Information Technology (GDIT)—Civil & Homeland Security

General Dynamics Information Technology (GDIT)—Intelligence Solutions

General Dynamics Information Technology (GDIT)—Navy & Air Force Systems

General Mills, Inc.

Gerdau Ameristeel

Giant Food Stores, LLC

Goodrich Corporation

Goodrich Corporation—Actuation and Landing System

Goodrich Corporation—Electronic Systems

Goodrich Corporation—Nacelles and Interior Systems

Gulfstream Aerospace

H. J. Heinz Company

H. J. Heinz Company—Heinz North America

H. J. Heinz Company—North American Consumer Products

H. J. Heinz Company—US Foodservice

HSBC-North America

HSBC-North America—HSBC Bank USA

HSBC-North America—HSBC Insurance Services

Halliburton Company

Hanesbrands, Inc.

Hannaford Bros. Co.

Harley-Davidson, Inc.

Harris N.A.

Harris Teeter, Inc.

Health Net, Inc.

Health Net, Inc.—Health Net Federal Services

Health Net, Inc.—Health Net of Arizona

Health Net, Inc.—Health Net of California

Health Net, Inc.—Health Net of Oregon

Health Net, Inc.—Health Net of the Northeast

Health Net, Inc.—Managed Health Network

Hess Corporation

Hess Corporation—Exploration & Production

Hess Corporation—Retail Stores

Holly Corporation

Holly Corporation—Holly Refining and Marketing Tulsa LLC

Holly Corporation—Navajo Refining Company

Home Box Office

Hormel Foods Corporation

Hormel Foods Corporation—Affiliated BU's

Hormel Foods Corporation—Farmer John

Hormel Foods Corporation—Foodservice

Hormel Foods Corporation—Grocery Products

Hormel Foods Corporation—Hormel Foods International Corporation

Hormel Foods Corporation—Jennie-O Turkey Store

Hormel Foods Corporation—Refrigerated Foods

Hormel Foods Corporation—Specialty Foods

Humana, Inc.

Huntington Bancshares Incorporated

Husky Energy Inc.

Hyatt Hotels Corporation

Hyatt Hotels Corporation—Hyatt Hotels & Resorts Reservation Center

ING North America Insurance Corporation, ING Life Insurance and Annuity Company

ING North America Insurance Corporation, US Financial Services

Ingram Micro, Inc.

Ingram Micro, Inc.—North America

International Paper Company

J. C. Penney Company, Inc.

JPMorgan Chase Asset Management

JPMorgan Chase, Chase Card Services

Jabil Circuit, Inc.

Jacobs Engineering Group, Inc.

Jacobs Engineering Group, Inc.—Eastern Region

Jacobs Engineering Group, Inc.—GBNA

Jacobs Engineering Group, Inc.—Global Construction Services

Jacobs Engineering Group, Inc.—Global Field Services

Jacobs Engineering Group, Inc.—Jacobs Northern Region

Jacobs Engineering Group, Inc.—NAI East

Jacobs Engineering Group, Inc.—NAI West

Jacobs Engineering Group, Inc.—Western Region

John Hancock Financial Services, Inc.

John Hancock Financial Services, Inc.—US Insurance

Johnson Controls, Inc.

KBR, Inc.

KBR, Inc.—BE&K Building Group

KBR, Inc.—BE&K Federal Services

KBR, Inc.—Downstream

KBR, Inc.—Government & Infrastructure

KBR, Inc.—Government & Infrastructure, Operations Management & Logistics

KBR, Inc.—Hyrdocarbons, Oil & Gas, Granherne

KBR, Inc.—IGP, Power

KBR, Inc.—Petrochemicals

KBR, Inc.—Refining

KBR, Inc.—Services

KBR, Inc.—Services, US Construction Operations

KBR, Inc.—Services, US Industrial Services

KBR, Inc.—Technology

KBR, Inc.—Upstream

KBR, Inc.—Upstream, Gas Monetization

KBR, Inc.—Upstream, Oil & Gas

Kellogg Company

Kellogg Company—Frozen Foods

Kellogg Company—International

Kellogg Company—Morning Foods

Kellogg Company—North America

Kellogg Company—Snacks

Kellogg Company—Specialty Channels

Kellogg Company—US

KeyCorp

Kimberly-Clark Corporation

Kinder Morgan, Inc.

Kohl's Corporation

Land O'Lakes, Inc.

Land O'Lakes, Inc.—Dairy Food Division

Land O'Lakes, Inc.—Feed Division

Land O'Lakes, Inc.—WinField Solutions

Liberty Mutual Group

Liberty Mutual Group—Agency Corporation

Liberty Mutual Group—Commercial Markets

Liberty Mutual Group—Liberty International

Liberty Mutual Group—National Markets

Liberty Mutual Group—Personal Markets

Limited Brands, Inc.

Limited Brands, Inc.—Bath And Body Works

Limited Brands, Inc.—Victoria Secret Direct

Limited Brands, Inc.—Victoria's Secret Stores

Lincoln Financial Group

Loews Corporation

Loews Corporation—Loews Hotels

Lorillard Inc.

Lufthansa Airlines

Luxottica Retail US

M&T Bank Corporation

M-I SWACO

Macy's, Inc.

Macy's, Inc.—Macy's Systems and Technology

Manpower, Inc.

Marriott International

Marriott International—Marriott Vacation Club International

Marriott International—The Ritz-Carlton

Marsh

Marsh & McLennan Companies, Inc.

Marshall & Ilsley Corporation

Marshall & Ilsley Corporation—Marshall & Ilsley Bank

MassMutual Life Insurance Company

MassMutual Life Insurance Company—OppenheimerFunds

Mattel, Inc.

Mattel, Inc.—American Girl

Mattel, Inc.—Fisher Price

McDonald's Corporation

MeadWestvaco Corporation

MeadWestvaco Corporation—Community Development & Land Management

MeadWestvaco Corporation—Consumer & Office

MeadWestvaco Corporation—Consumer Solutions Group

MeadWestvaco Corporation—Packaging Resources Group

MeadWestvaco Corporation—Specialty Chemicals

Medco Health Solutions, Inc.

Medco Health Solutions, Inc.—Accredo Health, Inc.

Mercedes-Benz USA

MetLife

MetLife—MetLife Bank

MetroPCS Communications, Inc.

MetroPCS Communications, Inc.—Atlanta

MetroPCS Communications, Inc.—Boston

MetroPCS Communications, Inc.—Central Florida

MetroPCS Communications, Inc.—Dallas

MetroPCS Communications, Inc.—Detroit

MetroPCS Communications, Inc.—Jacksonville

MetroPCS Communications, Inc.—Las Vegas

MetroPCS Communications, Inc.—Los Angeles

MetroPCS Communications, Inc.—New York

MetroPCS Communications, Inc.—Orlando

MetroPCS Communications, Inc.—Philadelphia

MetroPCS Communications, Inc.—Sacramento

MetroPCS Communications, Inc.—San Francisco

MetroPCS Communications, Inc.—South Florida

Mitsui & Co. (USA), Inc.

Molina Healthcare

Murphy Oil Corporation

Mutual of Omaha

Mutual of Omaha—Mutual of Omaha Bank

NRG Energy, Inc.

Nalco Holding Company

Nash-Finch Company

Nationwide Insurance

Nationwide Insurance—Advantage Mortgage Company

Nationwide Insurance—Nationwide Better Health

Navistar, Inc.

Nestlé USA, Inc.

Nestlé USA, Inc.—Baking Division

Nestlé USA, Inc.—Beverage Division

Nestlé USA, Inc.—Buitoni

Nestlé USA, Inc.—Confections & Snacks Division

Nestlé USA, Inc.—Direct Store Delivery Division

Nestlé USA, Inc.—Nestlé Dryer's Ice Cream

Nestlé USA, Inc.—Nestlé Prepared Foods Company

Nestlé USA, Inc.—Nestlé Professionals

Nestlé USA, Inc.—Nestlé Sales

Nestlé USA, Inc.—Pizza Division

New York Life Insurance Company

NextEra Energy, Inc.

NextEra Energy, Inc.—Florida Power & Light

NextEra Energy, Inc.—NextEra Energy Resources

NiSource Inc.

NiSource Inc.—Columbia Gas of Ohio

NiSource Inc.—NIE

NiSource Inc.—NiSource Gas Transmission & Storage

NiSource Inc.—Northern Indiana Public Service Company

NiSource Inc.—Transmission Corporation

Nike, Inc.

Nordstrom, Inc.

Norfolk Southern Corporation

Northern Trust Corporation

Northwestern Mutual

Northwestern Mutual—Northwestern Mutual Trust Company

Novo Nordisk Inc.

ONEOK, Inc.

Office Depot

OfficeMax Incorporated

Owens Corning

Owens-Illinois, Inc.

Owens-Illinois, Inc.—Glass Container

PACCAR

PACCAR—Kenworth

PACCAR—PACCAR Engine Company

PACCAR—PACCAR Financial

PACCAR—Parts

PACCAR—Peterbilt Division

PACCAR—Winch

PNC Financial Services Group, Inc.

PPL Corporation

PacifiCorp

PacifiCorp—Pacific Energy

PacifiCorp—Rocky Mountain Power

Pacific Life Insurance Company

Parker Hannifin Corporation

Parker Hannifin Corporation—Aerospace Group

Parker Hannifin Corporation—Automation Group

Parker Hannifin Corporation—Climate and Industrial Controls Group

Parker Hannifin Corporation—Filtration Group

Parker Hannifin Corporation—Fluid Connectors Group

Parker Hannifin Corporation—Hydraulics Group

Parker Hannifin Corporation—Industrial

Parker Hannifin Corporation—Instrumentation Group

Parker Hannifin Corporation—Seal Group

Peabody Energy Corporation

Peabody Energy Corporation—Peabody Powder River Services LLC

Peabody Energy Corporation—Peabody Rocky Mountain Management Services LLC

Pearson Education

Pearson Education—Edustructures

Pearson Education—Pearson VUE

Pepco Holdings, Inc.

Philips North America

Philips North America—Consumer Lifestyles

Philips North America—Healthcare

Philips North America—Lighting

Phillips-Van Heusen Corporation

Phillips-Van Heusen Corporation—Calvin Klein

Phillips-Van Heusen Corporation—Dress Shirt

Phillips-Van Heusen Corporation—GH Bass

Phillips-Van Heusen Corporation—GSC

Phillips-Van Heusen Corporation—Izod Retail

Phillips-Van Heusen Corporation—PVH Sportswear

Phillips-Van Heusen Corporation—Superba/Insignia

Phillips-Van Heusen Corporation—Tommy Hilfiger

Phillips-Van Heusen Corporation—Van Heusen Retail

Pitney Bowes, Inc.

Principal Financial Group

Principal Financial Group—Health Division

Progressive Corporation

Prudential Financial, Inc.

Public Service Enterprise Group, Inc.

Public Service Enterprise Group, Inc.—PSEG Energy Holdings, LLC

Public Service Enterprise Group, Inc.—PSEG Power, LLC

Public Service Enterprise Group, Inc.—Public Service Electric and Gas Company

Publix Super Markets, Inc.

PulteGroup, Inc.

PulteGroup, Inc.—Central Area

PulteGroup, Inc.—East Area

PulteGroup, Inc.—Gulf Coast Area

PulteGroup, Inc.—West Area

QVC, Inc.

Qualcomm, Inc.

Qwest Communications International, Inc.

RBS Citizens NA

RR Donnelley & Sons

Ralcorp Holdings, Inc.

Ralcorp Holdings, Inc.—Frozen Bakery Products

Ralcorp Holdings, Inc.—Post Cereals LLC

Ralcorp Holdings, Inc.—Ralcorp Snacks, Sauces & Spreads

Ralcorp Holdings, Inc.—Ralston Foods

Regions Financial Corporation

Reynolds American, Inc.

Reynolds American, Inc.—R. J. Reynolds Tobacco Co.

Ricoh Americas Corporation

Rio Tinto plc US

Rio Tinto plc US—ColoWyo Coal Company

Rio Tinto plc US—Eagle

Rio Tinto plc US—Resolution Copper

Rite Aid Corporation

Rockwell Automation, Inc.

Rockwell Collins, Inc.

Royal Caribbean Cruises Ltd.

SCANA Corporation

SCANA Corporation—Carolina Gas Transmission Corporation

SCANA Corporation—PSNC Energy

SCANA Corporation—Public Service Co of NC, Communications, ServiceCare and SEMI

SCANA Corporation—SC Electric & Gas

SCANA Corporation—SEMI (SCANA Energy Marketing, Inc.)

SLM Corporation

SPX Corporation

Safeway, Inc.

Samsung Telecommunications America

Sanofi-Aventis US

Sara Lee Corp.

Schlumberger Oilfield Services

Schneider Electric North America

Schneider Electric North America—Square D Company, NOAD

Science Applications International Corporation (SAIC)

Sears Holdings Corporation

Sears Holdings Corporation—Home Services

Sears Holdings Corporation—Hometown Stores

Sears Holdings Corporation—Kmart

Sears Holdings Corporation—Retail Services

Sears Holdings Corporation—Sears Auto Centers

Sears Holdings Corporation—Sears Full Line Stores

Siemens AG US

Smith International

Sodexo USA

Southern Company

Southern Company—Alabama Power Company

Southern Company—Georgia Power

Southern Company—Gulf Power Company

Southern Company—Mississippi Power Company

Southern Company—Southern Nuclear Operating Co.

Southern Company—SouthernLINC

Southwest Airlines

Spectra Energy Corp.

Speedway SuperAmerica LLC

Sprint Nextel Corporation

Staples, Inc.

Staples, Inc.—North American Delivery

Starbucks Coffee Company

State Farm Insurance

Stryker Corporation

Stryker Corporation—MedSurg

Stryker Corporation—Orthopedics

Sun Life Financial (US)

SunTrust Banks, Inc.

Sunoco, Inc.

SuperValu

SuperValu—Acme

SuperValu—Albertsons

SuperValu—Cub Foods

SuperValu—Farm Fresh

SuperValu—Hornbacher's

SuperValu—Jewel-Osco

SuperValu—Save-A-Lot

SuperValu—Shaws

SuperValu—Shop 'n Save

SuperValu—Shoppers

SuperValu—bigg's

T-Mobile USA

TD Bank

TE Connectivity

TIAA-CREF

Target Corporation

Tesoro Corporation

Textron Inc.

Textron Inc.—Bell Helicopter

Textron Inc.—Cessna Aircraft

Textron Inc.—E-Z-Go

Textron Inc.—Greenlee

Textron Inc.—Jacobsen

Textron Inc.—Kautex

Textron Inc.—Textron Financial Corporation

Textron Inc.—Textron Systems

The Allstate Corporation

The Bank of New York Mellon

The Boeing Company

The Chubb Corporation

The Coca-Cola Company

The Coca-Cola Company—CCDA Water LLC

The Coca-Cola Company—North America Group

The Gap, Inc.

The Hartford Financial Services Group, Inc.

The Hershey Company

The Hertz Corporation

The J.M. Smucker Company

The Kroger Company

The McGraw-Hill Companies

The McGraw-Hill Companies—Information and Media Segment

The McGraw-Hill Companies—Information and Media Segment, Aviation Week

The McGraw-Hill Companies—Information and Media Segment, McGraw-Hill Broadcasting

The McGraw-Hill Companies—Information and Media Segment, McGraw-Hill Construction

The McGraw-Hill Companies—Information and Media Segment, Platts

The McGraw-Hill Companies—J.D. Power and Associates

The McGraw-Hill Companies—McGraw-Hill Education

The McGraw-Hill Companies—McGraw-Hill Education, CTB/McGraw-Hill

The McGraw-Hill Companies—McGraw-Hill Education, McGraw-Hill Professional

The McGraw-Hill Companies—McGraw-Hill Education, McGraw-Hill School Education Group

The McGraw-Hill Companies—McGraw-Hill Education, McGraw-HillHigher Education

The Nielsen Company

The Pantry, Inc.

The Sherwin-Williams Company

The Sherwin-Williams Company—Consumer Group

The Sherwin-Williams Company—Consumer Group, Consumer Division

The Sherwin-Williams Company—Consumer Group, Diversified Brands Division

The Sherwin-Williams Company—Global Finishes

The Sherwin-Williams Company—Global Group, Chemical Coatings Division

The Sherwin-Williams Company—Latin American Coatings

The Sherwin-Williams Company—Paint Stores Group

The Sherwin-Williams Company—Paint Stores Group, Eastern Division

The Sherwin-Williams Company—Paint Stores Group, Midwestern Division

The Sherwin-Williams Company—Paint Stores Group, Southeastern Division

The Sherwin-Williams Company—Paint Stores Group, Southwestern Division

The Sherwin-Williams Company—Paint and Coatings

The Sherwin-Williams Company—Paint and Sundries

The Stop & Shop Supermarket Company

The TJX Companies, Inc.

The Travelers Companies, Inc.

The Walt Disney Company

The Walt Disney Company—Consumer Products

The Walt Disney Company—Disney ABC Television Group

The Walt Disney Company—ESPN

The Walt Disney Company—Walt Disney Parks & Resorts, LLC

The Walt Disney Company—Walt Disney Studios

The Walt Disney Company—Walt Disney World

The Williams Companies, Inc.

Thomson Reuters

Thrivent Financial for Lutherans

Time Warner Cable

Time Warner Cable—East Region

Time Warner Cable—Midwest Region

Time Warner Cable—New York City Region

Time Warner Cable—West Region

Toys R Us, Inc.

Transocean, Inc.

Turner Broadcasting System, Inc.

UNUM Group

US Bancorp

Unilever U.S.

UnionBanCal Corporation

United Parcel Service

United Services Automobile Association

United States Cellular Corporation

United States Steel Corporation

United Stationers Supply Company

UnitedHealth Group

VF Corporation

VF Corporation—7 for All Mankind

VF Corporation—Action Sports Americas

VF Corporation—Activewear

VF Corporation—Contemporary Brands

VF Corporation—Contemporary Brands, Splendid/Ella Moss

VF Corporation—Eagle Creek

VF Corporation—Image Apparel

VF Corporation—Imagewear

VF Corporation—Jansport Americas

VF Corporation—Jeanswear

VF Corporation—Kipling

VF Corporation—Lucy

VF Corporation—Outdoor Americas

VF Corporation—Reef

VF Corporation—Sportswear

VF Corporation—The North Face

VF Corporation—VF Outlet

VF Corporation—Vans

Valero Energy Corporation

Valero Energy Corporation—Retail Marketing Division

Visteon Corporation

Volvo Group North America

Volvo Group North America—Arrow Truck Sales Inc.

Volvo Group North America—Business Services

Volvo Group North America—Construction Equipment

Volvo Group North America—Mack Trucks Inc.

Volvo Group North America—Nova Bus Company

Volvo Group North America—Parts

Volvo Group North America—Penta

Volvo Group North America—Powertrain

Volvo Group North America—SABA Holding Company

Volvo Group North America—Transport Funding LLC

Volvo Group North America—Trucks

Volvo Group North America—VCE Rents Inc.

Volvo Group North America—Volvo Cars

Volvo Group North America—Volvo Financial Services

Volvo Group North America—Volvo Information Technology

Volvo Group North America—Volvo Logistics

Volvo Group North America—Volvo Road Machinery Inc.

Volvo Group North America—VolvoAero Connecticut, LLC

W.W. Grainger, Inc.

Wal-Mart Stores, Inc.

Walgreen Company

Walgreen Company—Health Services

Waste Management, Inc.

WellCare Health Plans

WellCare Health Plans—Florida Division

WellCare Health Plans—North Division

WellCare Health Plans—South Division

WellPoint, Inc.

Wells Fargo & Company

Western & Southern Financial Group

Western Digital

Western Union

Westinghouse Electric Company

Westinghouse Electric Company—Automation

Westinghouse Electric Company—Nuclear Fuel Group

Westinghouse Electric Company—Nuclear Power Plants Group

Westinghouse Electric Company—Nuclear Services Group

Whirlpool Corporation

Whole Foods Market, Inc.

XTO Energy, Inc.

Xcel Energy Inc.

Zimmer Holdings, Inc.

Zions Bancorporation

Zions Bancorporation—Amegy Bank

Zions Bancorporation—California Bank and Trust

Zions Bancorporation—National Bank of Arizona

Zions Bancorporation—Nevada State Bank

Zions Bancorporation—Vectra Bank Colorado

Zions Bancorporation—Zions First National Bank

ERI Economic Research Institute—Relevant Companies in the Aerospace Industry

AAR Corporation

Actuant Corp

Air Methods Corp.

Alabama Aircraft Industries Inc

Allegheny Technologies Inc

B/E Aerospace Inc

Barnes Group, Inc.

Boeing Co

Crane Company

Curtiss-Wright Corporation

Danaher Corporation

Ducommun Inc

Erickson Air-Crane Inc

Esterline Technologies

First Aviation Services, Inc.

GenCorp Inc.

General Dynamics

General Electric Co

Goodrich Corporation

Hawk Corporation

Heico Corporation

Honeywell International, Inc.

International Lease Finance Corp.

JDS Uniphase Corp (CA)

Kaman Corporation

Ladish Company Inc

Lockheed Martin Corporation

Moog, Inc.

Northrop Grumman Corp

Pall Corporation

Park Electrochemical Corp.

Parker Hannifin Corporation

Precision Castparts Corp.

Raven Industries, Inc.

Raytheon Company

Rockwell Automation

Rockwell Collins, Inc.

Spirit AeroSystems Holdings, Inc.

Teledyne Technologies Inc

Teleflex Inc.

Textron Inc

TransDigm Group Inc

TriMas Corporation

Triumph Group, Inc.

United Technologies Corp

Wesco Aircraft Holdings Inc.

TRIUMPH GROUP, INC. 899 Cassatt Road, Suite 210 Berwyn, PA 19312

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS   PROXY   CARD   IS   VALID   ONLY   WHEN   SIGNED   AND   DATED.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	For	Against	Abstain
01	Paul Bourgon	0	0	0
02	Elmer L. Doty	0	0	0	The Board of Directors recommends you vote FOR proposals 2 through 6.		For	Against	Abstain
03	John G. Drosdick	0	0	0	2	Approval, by advisory vote, of executive compensation.	0	0	0
04	Ralph E. Eberhart	0	0	0	3	Approval of the material terms of performance-based awards for executive officers under the Company's Executive Incentive Compensation Plans for purposes of Section 162(m) of the Internal Revenue Code.	0	0	0
05	Jeffry D. Frisby	0	0	0
06	Richard C. Gozon	0	0	0	4	Approval of the 2013 Equity and Cash Incentive Plan.	0	0	0
07	Richard C. III	0	0	0	5	Approval of the 2013 Employee Stock Purchase Plan.	0	0	0
08	William L. Mansfield	0	0	0	6	Ratification of selection of Ernst & Young LLP as Triumph's independent registered public accounting firm.	0	0	0
09	Adam Palmer	0	0	0
10	Joseph M. Silvestri	0	0	0	NOTE: At their discretion, the named proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.
11	George Simpson	0	0	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000181396_1     R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

TRIUMPH GROUP, INC.

Annual Meeting of Shareholders

July 18, 2013 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jeffry D. Frisby and M. David Kornblatt as proxies, each with the power to act without the other and with the power of substitution, and herby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Triumph Group, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the company to be held on July 18, 2013, and at any and all postponements or adjournments thereof.

If no direction is given with respect to proposals 1, 2, 3, 4, 5 and 6, the proxies will vote FOR proposals 1, 2, 3, 4, 5 and 6 and will vote in their discretion on such matters that may properly come before the meeting and at any postponement and adjournment of such meeting.

Continued and to be signed on reverse side

0000181396_2     R1.0.0.51160